PROSPECTUS	MAY 1, 2020
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

DISCOVERY SELECT GROUP RETIREMENT ANNUITY
This prospectus describes the DISCOVERY SELECT® Group Variable Annuity Contracts (the “Contracts”). The prospectus and the Statement of Additional Information (“SAI”) may not describe every investment option available to you under your plan. The prospectus and SAI only describe the Contract, a group variable annuity contract and the separate account (and its Subaccounts) within the group variable annuity contract. The Contract is sold by The Prudential Insurance Company of America (“Prudential”) to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. In this prospectus, Prudential may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”
As a participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one (1) or more of the twenty (20) Subaccounts, which are made available to you through your plan. Each Subaccount invests in one (1) of the following portfolios of The Prudential Series Fund (the “Prudential Series Fund”) or other listed portfolios:
THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	Global Portfolio	Jennison Portfolio
Diversified Bond Portfolio	Government Income Portfolio	Small Capitalization Stock Portfolio
Equity Portfolio	Government Money Market Portfolio	Stock Index Portfolio
Flexible Managed Portfolio	High Yield Bond Portfolio	Value Portfolio

AB VARIABLE PRODUCTS
SERIES FUND, INC.
 AB VPS Small Cap Growth Portfolio

AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)
 Invesco V.I. Core Equity Fund

 JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio     Janus Henderson Research Portfolio

MFS® VARIABLE INSURANCE TRUST
 MFS® Growth Series         MFS® Research Series

 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Equity Income Portfolio

 T. ROWE PRICE INTERNATIONAL SERIES, INC.
 T. Rowe Price International Stock Portfolio

You also can allocate contributions to the Guaranteed Interest Account, which guarantees a stipulated rate of interest if held for a specified period of time, if made available to you through your plan. In this prospectus, we do not describe that account in detail. Rather, we mention the Guaranteed Interest Account only where necessary to explain how the Prudential Discovery Select Group Variable Contract Account works.

In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a SAI, dated May 1, 2020. That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-23271). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549, and its public reference number is (202) 551-8090.
The accompanying prospectuses for the funds and their respective statements of additional information describe the investment objectives and risks of investing in the funds. We may offer additional funds and Subaccounts in the future. The contents of the SAI with respect to the Contracts appear in the “Other Information” section of this prospectus.

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the funds. Read the fund prospectuses carefully and retain them for future reference.
In compliance with United States law, Prudential will deliver this prospectus to Participants that currently reside outside the United States.
THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
The Prudential Insurance Company of America
Prudential Retirement Service Center
30 Scranton Office Park
Scranton, PA 18507
Telephone (877) 778-2100

PROSPECTUS CONTENTS

Page
GLOSSARY	1
SUMMARY OF CONTRACT CHARGES AND EXPENSES	3
Participant Transaction Expenses	3
Expense Example	3
Notes for Expense Example	4
Financial Statements	4
Accumulation Unit Values	4
BRIEF DESCRIPTION OF THE CONTRACTS	4
Right to Cancel	5
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	7
The Prudential Insurance Company of America	7
Prudential Discovery Select Group Variable Contract Account	7
The Funds	8
Payments to Prudential	11
Other Fund Information	11
Guaranteed Interest Account	12
THE CONTRACTS	12
The Accumulation Period	12
Allocation of Purchase Payments	13
Asset Allocation Program	13
Transfers	14
Transfers Between the Guaranteed Interest Account and the Discovery Account	15
Redemption Fees and Abusive Trading Practices	16
Auto-Rebalancing	17
Withdrawals	17
Systematic Withdrawal Plan	18
Suspension of Payments or Transfers	19
Texas Optional Retirement Program	19
Death Benefit	20
Discontinuance of Contributions	21
Loan Program	22
Modified Procedures	25
CHARGES, FEES AND DEDUCTIONS	26
Charges in General	26
Administrative Fee and Annual Account Charge	26
Charge for Assuming Mortality and Expense Risks	26
Expenses Incurred by the Funds	26
Withdrawal Charge	26
Loan Fee	27
Aggregate Nature of Charges	27
Taxes Attributable to Premium	27
REQUESTS, CONSENTS AND NOTICES	27
FEDERAL TAX STATUS	28
Annuity Qualification	28
Tax Qualified Retirement Arrangements Using the Contracts	28
Contributions/Rollovers	28

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This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, Prudential is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
GLOSSARY

The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Prudential Discovery Select Group Variable Contract Account, or the interest rate credited under the Guaranteed Interest Account, as selected.
Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.
Annuity Date—The date that the Accumulation Period ends and annuity payments begin.
Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.
Business Day—A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early. Additionally, your plan may have an earlier cut off time for you to submit financial transactions to the plan so that those transactions may be submitted to us by end of a Business Day.
Code—The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contractholder—The Employer, association or trust to which Prudential has issued a Contract.
Contracts—The group variable annuity contracts that we describe in this prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements.
Contract Value—The dollar amount held under the Contract.
Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.
Funds—The Prudential Series Fund; AB Variable Products Series Fund, Inc.; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc., available under the Contracts. In this prospectus we use the term “fund” to refer to a series or portfolio of a Fund.
General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.
Good Order—Sufficiently clear instruction received by the Prudential Retirement Service Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is neither part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.
Market Value Adjustment Formula—The value of a transfer from the Guaranteed Interest Account that is subject to a market value adjustment will be adjusted by multiplying such value by a factor equal to three (3) times the difference between the interest rate currently being credited to the Guaranteed Interest Account and the interest rate being credited for new contributions to the Guaranteed Interest Account. A separate market value adjustment is applied to each applicable rate segment within the Participant’s Guaranteed Interest Account. In most cases the market value adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. If the interest rate being credited to the Guaranteed Interest Account at the time of withdrawal or transfer out of the Guaranteed Interest Account is lower than the interest rate being credited to new contributions to the Guaranteed Interest Account, the market value adjustment will be negative. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.
Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.
Participant Account Value—The dollar amount held in a Participant Account.
Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.
Prudential Discovery Select Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding funds. This account is also referred to as “Discovery Account" or "Account.”
Prudential Retirement Service Center—Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Purchase Payment—The amount of money you contribute under the Contract including amounts allocated from other Subaccounts and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial agreement, you can make additional Purchase Payments at any time during the Accumulation Period.
Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.
Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he/she invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the underlying funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his/her behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.
Variable Investment Options—The Subaccounts.

SUMMARY OF CONTRACT CHARGES AND EXPENSES
The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Select Group Retirement Annuity. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an interest in the Contract. State premium taxes may also be deducted.
For more detailed information, including additional information about maximum charges, see the “Charges, Fees and Deductions” section of this prospectus. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.
Participant Transaction Expenses
Withdrawal Charge
Effective October 1, 2009, Prudential has waived the withdrawal charge for all Contracts.
Charge for Premium Tax
There is a charge for premium tax imposed on us by certain states/jurisdictions of 0% to 3.5% of the Contract Value.
Periodic Charges
The next tables describe the fees and expenses you will pay periodically during the time that you participate in the Contract, not including underlying mutual fund fees and expenses.

Maximum Annual Account Charge	$32.00
Insurance and Administrative Expenses (as a percentage of Participant Account Value)

Maximum Mortality and Expense Risk Charge*	0.15%
Maximum Administrative Fee*	0.85%

Total Maximum Separate Account Annual Expenses	1.00%

*	We may reduce the maximum fees under certain Contracts due to economies of scale and other factors.
Loan Fees (if applicable)

New Loan Application Fee	up to	$75.00
Annual Loan Maintenance Fee	up to	$60.00
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the Contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. Fund expenses are not fixed or guaranteed by the Discovery Select Group Retirement Annuity, and may vary from year to year.

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.31%	1.16%
Expense Example
This example is intended to help you compare the cost of participating in the Contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees (administrative fee), separate account annual expenses, and underlying mutual fund fees and expenses. The expenses in this example do not vary whether you surrender your interest in the annuity, do not surrender your interest in the annuity, or annuitize at the end of the applicable stated time period.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below.
The cumulative expenses shown below assume a maximum administrative fee of 0.85% and a maximum mortality and expense risk charge of 0.15%. If the previously stated fees are less than the maximum, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge if you apply your Participant Account Value to an annuity option on a date other than January 1 of a year.

1 yr	3 yrs	5 yrs	10 yrs
$230	$709	$1,214	$2,602
Notes for Expense Example
This example does not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.
Financial Statements
The financial statements of Prudential and the Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
Accumulation Unit Values
A table of accumulation unit values has been included at the end of this prospectus.
BRIEF DESCRIPTION OF THE CONTRACTS
Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.” Prudential is solely responsible for its obligations under the Discovery Select Group Retirement Annuity, and there are no support agreements from third parties relating to the capitalization of Prudential.
The value of a Participant’s investment depends upon the performance of the selected investment option(s). Currently, there are twenty (20) Variable Investment Options, each of which is called a Subaccount. We invest the assets of each Subaccount in one (1) of the funds listed in “The Funds” section. You may direct contributions to one (1) or a combination of Variable Investment Options as well as the Guaranteed Interest Account that are made available to you through your plan. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the Annuity Date. We also provide for a death benefit under the Contract.
Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.
Prudential assesses charges under the Contracts for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to a maximum annual rate of 0.15% from the assets held in the Variable Investment Options with respect to all the Contracts. We also deduct an administrative charge equal to a maximum annual rate of 0.85% from the assets held in the Variable Investment Options. You can find further details about the administrative charge in the “Summary of Contract Charges and Expenses” and “Administrative Fee and Annual Account Charge” sections.

We assess an additional administrative charge of up to $32 per Participant (the annual account charge) on the last Business Day of each calendar year and at the time of a full withdrawal. We will prorate this annual account charge for new Participants on a monthly basis for their first year of participation.
A charge against each of the funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions.”
Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% additional tax for early distribution. The 10% additional tax for early distribution generally does not apply to Section 457 plans. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of tax liability.
As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. See the “Requests, Consents and Notices” section for further information.
All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims) should be sent to Prudential at the address shown on the cover of this prospectus. Transaction requests (including death benefit claims) received by Prudential in Good Order on a given Business Day will be effective for that Business Day; however, an earlier transaction cutoff time will apply with respect to a given retirement plan for which we have established an earlier transaction cutoff time. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
You may effect permitted telephone transactions by calling Prudential at (877) 778-2100. All permitted internet transactions may be made through www.prudential.com. You must send all permitted written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) By U.S. mail to: Prudential, 30 Scranton Office Park, Scranton, PA 18507; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, PA 18507; or (3) Fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. See “Modified Procedures” section. Prudential may provide other permitted telephone numbers or internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.
Right to Cancel
If you are not satisfied with your Contract, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus.
Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Participant Account Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Participant Account Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; (2) distributions for a specified period of ten (10) years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) qualified birth or adoption distributions. Amounts that are received under a Contract used in connection with a non-

governmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

GENERAL INFORMATION ABOUT PRUDENTIAL,
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE
CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACTS
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, NJ 07102. We have been investing for pension funds since 1928.
Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.
Prudential generally is responsible for the administrative and record keeping functions of the Prudential Discovery Select Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, and preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Prudential is reimbursed for these administrative and record keeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.
Prudential Discovery Select Group Variable Contract Account
Prudential established the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) on February 11, 1997, under New Jersey Insurance Law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.
Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently twenty (20) Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.

The Funds
The Variable Investment Options that you select, among those that are permitted, are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
The following is a list of each fund, its investment objective and its investment adviser and/or subadviser:
The Prudential Series Fund
Share Class: Class I

Conservative Balanced Portfolio    Seeks total investment return consistent with a conservatively managed diversified portfolio.
This portfolio is subadvised by PGIM Fixed Income, the fixed income unit of PGIM, Inc. (“PGIM”), which is an indirect, wholly-owned subsidiary of Prudential Financial, PGIM Limited and QMA LLC (“QMA”), a wholly-owned subsidiary of PGIM.

Diversified Bond Portfolio    Seeks a high level of income over a longer term while providing reasonable safety of capital.
This portfolio is subadvised by PGIM Fixed Income and PGIM Limited.

Equity Portfolio    Seeks long-term growth of capital.
The investment subadviser for this portfolio is Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial.

Flexible Managed Portfolio    Seeks total return consistent with an aggressively managed diversified portfolio.
This portfolio is subadvised by PGIM Fixed Income, PGIM Limited and QMA.

Global Portfolio    Seeks long-term growth of capital.
This portfolio is subadvised by Brown Advisory, LLC; LSV Asset Management; William Blair Investment Management, LLC; QMA and T. Rowe Price Associates, Inc.

Government Income Portfolio    Seeks a high level of income over the long term consistent with the preservation of capital.
The investment subadviser for this portfolio is PGIM Fixed Income.

Government Money Market Portfolio    Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.
If pursuant to SEC rules, the Prudential Series Fund Government Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of that portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the corresponding Subaccount until the portfolio is liquidated.
The investment subadviser for this portfolio is PGIM Limited.

High Yield Bond Portfolio    Seeks high total return.
The investment subadviser for this portfolio is PGIM Fixed Income and PGIM Limited.

Jennison Portfolio    Seeks long-term growth of capital.
The investment subadviser for this portfolio is Jennison.

Small Capitalization Stock Portfolio    Seeks long-term growth of capital.

The investment subadviser for this portfolio is QMA.

Stock Index Portfolio    Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.
The investment subadviser for this portfolio is QMA.

Value Portfolio    Seeks capital appreciation.
The investment subadviser for this portfolio is Jennison.
PGIM Investments LLC, a wholly owned subsidiary of Prudential Financial, serves as the overall investment manager for the Prudential Series Fund and its portfolios.
PGIM Investments LLC manages the portfolios using a “manager-of-managers” structure. Under this structure, PGIM Investments LLC is authorized to select (with approval of the Fund’s independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each portfolio. PGIM Investments LLC monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of trustees as to whether each subadviser’s agreement should be renewed, terminated or modified. PGIM Investments LLC is also responsible for allocating assets among the subadvisers if a portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a portfolio’s assets, and PGIM Investments LLC can change the allocations without board or shareholder approval.
AB Variable Products Series Fund, Inc.
Share Class: Class A

AB VPS Small Cap Growth Portfolio    The portfolio seeks long-term growth of capital.
The investment adviser for this fund is AllianceBernstein L.P.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Share Class: Series I

Invesco V.I. Core Equity Fund    The fund’s investment objective is long-term growth of capital. The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital, quality management, a strong competitive position and which are trading at compelling valuations. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
The investment adviser for this fund is Invesco Advisers, Inc.
Janus Aspen Series
Share Class: Institutional

Janus Henderson Overseas Portfolio    Seeks long-term growth of capital. The portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the portfolio typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The portfolio may have significant exposure to emerging markets. The portfolio typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations but may also invest in U.S. and foreign debt securities. The portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Janus Henderson Research Portfolio    Seeks long-term growth of capital. The portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Although the portfolio’s Research Team may find high-conviction investment ideas anywhere in the world, the Research Team emphasizes investments in securities of U.S.-based issuers.
The investment adviser for each fund is Janus Capital Management LLC.
MFS® Variable Insurance Trust
Share Class: Initial

MFS® Growth Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. MFS may invest the fund’s assets in foreign securities. MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.

MFS® Research Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector. While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. In conjunction with a team of investment research analysts, sector leaders select investments for the fund. MFS generally manages the fund to be sector neutral to the Standard & Poor's 500 Stock Index (the “Index”) using MFS' custom industry and sector categories to classify the fund and the Index's holdings. MFS may invest the fund’s assets in foreign securities.
The investment adviser for each fund is Massachusetts Financial Services Company (“MFS”).
T. Rowe Price Equity Series, Inc.
Share Class: N/A

T. Rowe Price Equity Income Portfolio    The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
T. Rowe Price International Series, Inc.
Share Class: N/A

T. Rowe Price International Stock Portfolio    The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.
The investment adviser for each fund is T. Rowe Price Associates, Inc., wholly owned by T. Rowe Price Group Inc., a publicly traded financial services holding company. The investment subadviser for the T. Rowe Price International Stock Portfolio is T. Rowe International Ltd., wholly owned by T. Rowe Associates, Inc.

Further information about the Fund portfolios is available in the accompanying prospectus for each fund.

Payments to Prudential
Respecting this Contract, Prudential has entered into agreements with certain funds and/or the investment advisers of such funds to provide administrative and support services to such funds. Pursuant to the terms of these agreements Prudential receives a total fee of up to 0.40% annually of the average assets allocated to the funds under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying fund that has portfolios which underlie Subaccounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the fund itself and/or the assets of the fund’s investment advisor. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Contractholders, through their indirect investment in the funds, indirectly bear the costs of these fees (see the funds’ prospectuses for more information). We have an incentive to offer portfolios managed by affiliated sub-advisers because of the fees that those affiliates will receive. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under the Contract. In general, allocations made to affiliated portfolios (i.e., the Prudential Series Fund) benefit us financially, Prudential has selected the portfolios for inclusion as investment options under this Contract in Prudential’s role as the issuer of this Contract, and Prudential does not provide investment advice or recommend any particular portfolio.
We also receive Rule 12b-1 fees from some underlying portfolios which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to contract owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by contract owners.
In addition, the investment adviser, subadviser or distributor of the underlying funds may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors, and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Other Fund Information
The investment advisers to the various funds charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each fund.
Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresee any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.
As detailed in the Prudential Series Fund prospectus, although the Prudential Series Fund Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Government Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.
A full description of the funds appears in the accompanying prospectuses for each fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.
Guaranteed Interest Account
The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.
Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and SAI only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts the Discovery Account. You can request additional information from your plan regarding the Guaranteed Interest Account.
Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the prospectus relating to the General Account. While Prudential may not be required to register interests in the General Account or register the General Account as an investment company, the disclosures we make regarding the General Account are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Please refer to the SAI for more information about the Guaranteed Interest Account.
THE CONTRACTS
Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents Employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating Employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.
Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.
The Accumulation Period
Ordinarily, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his/her Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.
As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or allocated to the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described below under the “Requests, Consents, and Notices,” section. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record keeper. See the “Modified Procedures” section of this prospectus.
Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his/her behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Business Day during which the contribution is received by Prudential in Good Order at the address shown on the cover page of this prospectus or such other address as may be communicated in writing by Prudential.
Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two (2) Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one (1) or more new Participants for the Contract that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the plan’s default fund upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to its initial notice, Prudential will deliver up to three (3) additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. During the time period in which the initial contribution is allocated to that default fund, the Participant will not be invested in the Contract. Depending on the characteristics of the plan’s default fund, the Participant may experience a gain or loss on money allocated to that option. After one hundred five (105) days have passed from the time that Units of the plan’s default fund were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.
A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment performance of the Subaccount. Prudential will reduce the number of Units credited to a Participant in a Subaccount to reflect any annual account charge.
Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.
Prudential typically sets the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the unit change factor for that day by the Unit Value for the preceding Business Day.
Prudential determines the unit change factor for any Business Day by dividing the current day net asset value for fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.
Allocation of Purchase Payments
A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. If allowed by his/her plan, a Participant also may specify the allocation of the initial contribution through our automated voice response system, (877) 778-2100, the Participant website, www.prudential.com, or by contacting the Prudential Retirement Service Center at (877) 778-2100. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described in the “Requests, Consents, and Notices” section of this prospectus.
Asset Allocation Program
We may make available an asset allocation program to assist you in determining how to allocate Purchase Payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.

Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. Prudential is not acting as your fiduciary as defined by ERISA, or any rule or guidance promulgated thereunder, by making the asset allocation program available to you. If you need investment advice, please consult a qualified professional.
The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.
Transfers
Transfers that you make among Subaccounts will take effect as of the end of the Business Day in which a proper transfer request is received at Prudential, in Good Order. A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one (1) Subaccount or from the Guaranteed Interest Account, or, in the case of Subaccounts, may be in terms of a percentage reallocation among Subaccounts. Under certain Contracts, Prudential may require that transfer requests pertaining to the Guaranteed Interest Account or the Subaccounts be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential as described under the “Requests, Consents and Notices” section.
If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the telephone transfer system. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or from the Guaranteed Interest Account to the Subaccounts. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus and in the Contract(s) covering a Participant.
Prudential may stipulate different procedures for Contracts under which an entity other than Prudential provides record keeping services.
Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contracts as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock fund, may not for ninety (90) days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.
A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each Beneficiary of a deceased Participant that such a request has been received. Within thirty (30) days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his/her Participant Account Value transferred to the alternate funding agency. If he/she does not so elect, his/her investment options will continue in force under the Contract. If he/she does so elect, his/her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or ninety (90) days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable annual account charge, will be transferred to the designated alternate funding agency in cash. Please note that there is a different class of Contracts that allows a Contractholder to stop making contributions and request a transfer of Units from any investment option to a designated alternate funding agency without seeking participant consent to the transfer.
Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his/her Participant Account Value to an alternate funding agency may:

•	continue to make transfers of all or part of his/her interest in his/her Participant Account among the available investment options offered; and

•
transfer directly all or part of his/her interest in his/her Participant Account to a Section 403(b) tax deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7) or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax exempt organization.

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.
Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.
From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.
Transfers Between the Guaranteed Interest Account and the Discovery Account
Transfers between the Guaranteed Interest Account and the Discovery Account are limited by the Contract in one of the following ways:

Either:

(a)
In any one (1) year, amounts transferred from a Participant’s Guaranteed Interest Account to another investment option available under the Participant’s plan that are in excess of 20% of the Participant’s Guaranteed Interest Account value (as measured as of the first day of the calendar year) are subject to a Market Value Adjustment as described in the Contract and SAI. In most cases the Market Value Adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account; or

Your plan and Prudential agreed that:

(b)
Participant Account Value may not be directly transferred from the Guaranteed Interest Account to the Prudential Series Fund Government Money Market Portfolio.* A Participant may indirectly transfer account value from the Guaranteed Interest Account to the Prudential Series Fund Government Money Market Portfolio by first transferring such account value to another Subaccount, and provided that at least ninety (90) days has passed before the transfer to the Prudential Series Fund Government Money Market Portfolio occurs. Participant Account Value transferred from the Guaranteed Interest Account to another Subaccount may be transferred back into the Guaranteed Interest Account after ninety (90) days have passed. In the event of unusual market volatility, Prudential may waive the ninety (90) day restriction. This transfer restriction may apply to other investment options under your plan, in addition to the Subaccount named above.

*	For the purposes of this provision the Prudential Series Fund Government Money Market Portfolio is considered a competing fund.
Redemption Fees and Abusive Trading Practices
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling thirty (30) day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading”, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•
Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.

•
Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, Prudential will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three (3) months, and may be extended incrementally (three (3) months) if the behavior recurs during the six (6) month period immediately following the initial restriction.

•
Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Auto-Rebalancing
The Auto-Rebalancing feature allows for the automatic rebalance of Subaccount assets at specified intervals based on percentage allocations chosen by the Participant. For example, suppose a Participant’s initial investment allocation of Variable Investment Options is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his/her original or different allocation percentages. Auto-Rebalancing can be performed on a onetime basis or periodically, with the frequency generally determined by the Contractholder. Rebalancing will take effect as of the end of the Business Day for each applicable interval. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Business Day which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.
Withdrawals
Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his/her Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.
The Code imposes restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his/her Employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship. Similarly, if the arrangement under which a Participant is covered contains qualified birth or adoption distribution provisions, a Participant can make withdrawals in the event of qualified birth or adoption.
Furthermore, subject to any restrictions upon withdrawals contained in the tax deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his/her Participant Account Value under a predecessor Prudential tax sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.
With respect to retirement arrangements other than tax deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his/her Participant Account Value may be restricted by the retirement arrangement under which he/she is covered. For example, Section 457(b) governmental plans typically permit withdrawals only upon attainment of age 59 1/2, severance from employment with the employer, or for unforeseeable emergencies.
We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Business Day in which a proper withdrawal request is received at Prudential in Good Order. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your Employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your Employer’s plan permits.
We will generally pay the amount of any withdrawal within seven (7) days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct Prudential to withdraw amounts from your Participant Account Value to pay such plan expenses by selling units of the Account.
Systematic Withdrawal Plan
If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts in which he/she invests and the Guaranteed Interest Account to which he/she allocates contributions. A Participant may arrange for systematic withdrawals only if at the time he/she elects to have such an arrangement, the balance in his/her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he/she has first separated from service with his/her Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.
Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1/2 after such date) and withdrawals by Beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status,” section.
You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals, with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.
We will generally pay the amount of any withdrawal within seven (7) days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his/her Participant Account or has instructed Prudential in writing to terminate his/her systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment performance during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.
Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your Employer has directed Prudential to take such withdrawals first from your allocations, if any, to the Guaranteed Interest Account. If your Employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.
A Participant may change the frequency, amount or duration of his/her systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.
A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction in Good Order. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.
If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.
Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

•	The New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	Trading on the New York Stock Exchange is restricted;

•	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

•	The SEC, by order, permits suspension or postponement of payments for the protection of investors.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).
Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.
Death Benefit
When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us in Good Order, we generally will pay to the designated Beneficiary a death benefit made up of the balance in the Participant Account (after deduction of any annual account charges). The death benefit will be valued as of the end of the Business Day in which proof of death and a claim and payment election forms are received at Prudential in Good Order. As discussed below in this section, a potentially greater death benefit may be elected under certain circumstances. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. We require proof of death to be submitted promptly. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.
Prudential will pay the death benefit in accordance with the Participant’s instructions. The death benefit can be paid:
1. in one (1) lump sum as if it were a single withdrawal by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner;
2. as systematic withdrawals to completely distribute the death benefit amount by December 31st of the 10th anniversary of the participant's death;
3. as an annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.); or
4. as a partial withdrawal with any combination of numbers 2 and 3 of the above.
Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described in the “Federal Tax Status” section. If the Participant has not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one (1) sum cash payment by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner;

•
to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant (This payout option is available if you have named a designated beneficiary who meets the requirements for an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.);

•	to receive regular payments in accordance with the systematic withdrawal plan to completely distribute the death benefit amount by December 31st of the 10th anniversary of the participant's death; or

•	a combination of all or any two (2) of the three (3) options above.
Unless an annuity form of distribution is required by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant’s death the Beneficiary elects to receive a one-sum cash payment of the entire Participant Account, including the balance in all Subaccounts, the total amount that Prudential will make available to the Beneficiary will be the greatest of:

•	the Participant’s Account Value as of the date Prudential receives a death benefit payment request in Good Order;

•	the sum of all contributions made to the Participant Account less withdrawals, transfers and charges; and

•
the greatest of the Participant’s Account Value calculated on every third anniversary of the first contribution made on behalf of the Participant (accompanied by complete documentation) under the Contract, less subsequent withdrawals, transfers and charges.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated Beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated Beneficiary.
Unless the retirement arrangement that covered the Participant provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity” section. The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See “Federal Tax Status” section of this prospectus. If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven (7) days after the expiration of that time limit, Prudential will make a single cash payment to the Beneficiary, after deducting the annual account charge. A specific Contract may provide that an annuity is payable to the Beneficiary if the Beneficiary fails to make an election.
With respect to the death benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five (5) years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the Beneficiary in the same manner as they had been for the Participant, except:

•	the Beneficiary may make no contributions; and

•	the Beneficiary may not take a loan.
Discontinuance of Contributions
By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.
On ninety (90) days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.
The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (twenty- four (24) months in certain states, thirty-six (36) months in others) and the total value of his/her Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant, or the Plan Sponsor on the Participant's behalf, the value (less the annual account charge) as of the date of cancellation.

Loan Program
The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.
For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.
The loans described in this section (which involve the Variable Investment Options) work as follows:
The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a plan sponsor has ended.
Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.
Non-Automated Loans (Loans Requested Via Paper Form) - A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.
Automated Loans (Loans Requested Via Telephone or Internet) - If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.
A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested.
Availability and Processing of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).
A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.
We may delay processing a loan in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may, however, refuse to make a loan if your Employer has not informed us that it will provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively. The new basis will apply only to loans made after the effective date.
Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the plan unless the loan qualifies as a principal residence plan loan.
If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than two (2) months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.
Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to twelve (12) months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the twelve (12) month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military Leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five (5) years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five (5) year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)
$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made); or

(b)
One-half (1/2)  of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as a loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.
Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds, if the Employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.
Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be the ninety (90) day period after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential, to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.
If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. Such offset is the sole remedy for non-payment to which the Participant is subject. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time but is not required to do so.
Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)
A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
Loan repayments may continue beyond termination of employment, if allowed under the terms of your retirement plan. Otherwise, if permitted under the terms of the plan, a loan will default when the Participant who has terminated employment, either first takes a distribution of any portion of the Account Value, or the grace period has expired.
A Participant may not request a direct rollover of the loan note.
If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs

Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan.
Modified Procedures
Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Business Day in which Prudential receives appropriate instructions and/or funds from the record keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS
Charges in General
This section describes the types of charges you may pay while you own this Contract as well as the maximum allowable charge under the Contract. The current charges are not described in the prospectus and they will vary by plan. Current charges can change. Therefore, although a particular charge can increase or decrease within the maximum charge noted in this prospectus, it can never exceed the maximum charge amount. Additionally, neither the plan nor Prudential is prohibited from increasing a charge (up to the maximum charge) just because a particular charge is currently set at zero.
Administrative Fee and Annual Account Charge
Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.85%. Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors.
Prudential deducts an annual account charge for record keeping and other administrative services pro rata from each Participant Account or bills this charge directly to the Employer. This annual account charge is payable to Prudential. Prudential imposes this charge on the last Business Day of each calendar year as long as the Participant still has money invested in the Subaccounts and the Guaranteed Interest Account.
Prudential will pro rate the annual account charge for new Participants for the first year of their participation based on the number of full months remaining in the calendar year after the first contribution is received. If a Participant Account is canceled before the end of the year, Prudential will impose the charge on the date that the Participant Account is canceled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to the Participant Account). Prudential will not impose the annual account charge, however, upon the cancellation of a Participant Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Contract only as a new Participant, and will be subject to a new annual account charge.
For all Contracts, the aggregate annual account charge for each Participant will not be greater than $32. Prudential will first assess the charge against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then assess the charge against any one or more of the Subaccounts in which the Participant is invested. Prudential may waive or eliminate the annual account charge where its costs of administration are less. Such lesser costs may be attributable to economies of scale associated with the amount of the Contractholder’s plan assets and the fact that the Contractholder itself performs administrative services that Prudential otherwise would perform.
Charge for Assuming Mortality and Expense Risks
Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential may reduce the charge for mortality and expense risks under certain Contracts due to economies of scale or other factors. Prudential assesses the charge daily at a maximum annual rate of 0.15% of the assets held in the Subaccounts for all of the Contracts.
Expenses Incurred by the Funds
Participants indirectly bear the charges and expenses of the funds. Details about investment management fees and other fund expenses are available in the accompanying prospectuses for the funds and the related statements of additional information.
Withdrawal Charge
Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.

Loan Fee
A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested. For additional information about loans, turn to the “Loan Program” section of this prospectus.
Aggregate Nature of Charges
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
Taxes Attributable to Premium
There are federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
REQUESTS, CONSENTS AND NOTICES
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.
During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.
Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.
Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.
FEDERAL TAX STATUS
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.
Annuity Qualification
This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. Prudential believes the Contracts are annuity contracts under the tax rules. Prudential, therefore, reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.
Tax Qualified Retirement Arrangements Using the Contracts
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), IRAs, Roth IRAs, and Section 403(b) tax deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). Where Employer plans permit, the Contract may also be used for Roth Accounts. The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Cost basis for a tax favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or Roth Account or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs or Roth IRAs, which is the responsibility of the IRA owner.
The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements.
Contributions/Rollovers
In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Deductions for IRA contributions may be limited based on income if the individual or their spouse is a Participant in an Employer plan.

Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to a Roth account under an employer plan or to a Section 403(c) annuity are not deductible.
The “rollover” rules under the Code are fairly technical; however, a Participant (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within sixty (60) days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan. Beginning January 1, 2015, a Participant can only make an IRA to IRA rollover if the Participant has not made a rollover involving any IRAs owned by the Participant in the prior twelve (12) months. For rollovers prior to 2015, a Participant was able to make an IRA to IRA rollover in a twelve (12) month period for each IRA owned by the individual. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this twelve (12) month rule.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the sixty (60) day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the sixty (60) day deadline.
Earnings
Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.
Distributions or Withdrawals
When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.
Furthermore, early distributions or withdrawals may be restricted or subject to an additional tax for early distribution. Participants contemplating a withdrawal should consult a qualified tax adviser.
Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five (5) tax years. Distributions from a Roth account under an employer plan are taxed similarly.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 ½ after such date). Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. For tax years after December 31, 2019, the exclusion for qualified charitable distributions may be reduced (but not below zero) by an amount equal to the excess of: (1) your IRA deductions for all tax years on or after the date you attain age 70 ½; over (2) all reductions to the exclusion based on post-70 ½ IRA deductions for all tax years before the current tax year.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Tax Deferred Annuities
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (“TSA”), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,500 in 2020. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, a 457 governmental plan and a SIMPLE plan after you have participated in such plan for two years. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59 1/2;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability;

•	Hardship (under limited circumstances); or

•	Qualified birth or adoption distributions.
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 1/2 after such date) or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “required beginning date” which is April 1st of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 1/2 after such date) or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the required beginning date.

•	Roth IRAs are not subject to these pre-death required minimum distribution rules.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Distributions that are made after the required beginning date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his/her designated Beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his/her designated Beneficiary.
Distributions to Beneficiaries are also subject to required minimum distribution rules. See the "Required Distributions Upon Death of Participant" section.
An excise tax applies to Participants or Beneficiaries who fail to take the required minimum distribution in any calendar year.

Special Considerations Regarding Exchanges Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
Section 403(c) Annuity Arrangements Using the Contracts
Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the required minimum distribution rules described above nor to the rules described below as additional tax for early distribution on withdrawals and annuity payments and required distributions upon death of participant.
ERISA Considerations
Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.
Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.
In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an Employer that is a tax exempt entity does not inform us that it will approve Participant requests for loans and hardships, such transactions may not be available to Participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his/her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.
Taxes Payable by Participant
Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one (1) annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender
If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn.
If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects an interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.
If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or, in most circumstances, transfers made incident to divorce.
Taxes on Annuity Payments
A portion of each annuity payment a Participant receives will be treated as a partial return of Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of the Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.
Additional Tax on Early Distributions and Annuity Payments
Any taxable amount received under the Contract may be subject to a 10% additional tax for early distribution. The 10% additional tax for early distribution generally does not apply to Section 457 Plans. Also, amounts are not subject to this additional tax if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy)

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one (1) year of purchase); or

•	the withdrawal is a qualified birth or adoption distribution.
Generally, if the lifetime payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five (5) year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the additional tax for early distribution that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two (2) methods without being deemed to have modified the series of payments.
Taxes Payable by Beneficiaries
Generally, the same tax rules apply to amounts received by a Beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.
Required Distributions Upon Death of Participant
For non-qualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

If the Participant dies on or after the Annuity Date, and did not designate a Beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the Annuity Date, the entire interest in the Contract must be distributed within five (5) years after the date of death. However, if the Participant designated a Beneficiary, the designated Beneficiary may select an annuity payment option with payments to begin within one (1) year of the death of the Participant. The value of the Contract may be distributed under an annuity option over the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. The designated Beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.
If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.
For qualified plans, under prior law, if a Participant dies after the required beginning date, but before his/her entire interest in his/her Participant Account has been distributed and did not designate a Beneficiary, his/her remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant's date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a Beneficiary, the entire interest in his/her Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Alternatively, if there is a designated Beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the Beneficiary's life or a period not exceeding the Beneficiary's life expectancy. Special rules apply where the deceased Participant's spouse is his/her designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary, if they would provide a smaller payment requirement.
In some circumstances, non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a Section 457 governmental plan, a Section 403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an "inherited IRA." A non-spouse Beneficiary may also roll death benefits to an "inherited Roth IRA." The "required minimum distribution" rules regarding non-spouse Beneficiaries continue to apply.
Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed by December 31st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date.
The new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 ½ after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Withholding
Amounts distributed from annuity contracts in nonqualified annuity arrangements are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.
In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; (2) distributions for a specified period of ten (10) years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) qualified birth or adoption distributions. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
Taxes on Prudential
We will pay company income taxes on the taxable corporate earnings created by this annuity contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the annuity contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Subaccounts.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.
Additional Considerations
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report for the applicable Participant or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.

Same Sex Marriages, Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue to Contract.
Please consult with your tax or legal adviser with regard to spousal rights under the Contract for domestic partner or civil union partner.
EFFECTING AN ANNUITY
Subject to the restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his/her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.
In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.
Prudential generally will make the first monthly annuity payment within one (1) month of the date on which the annuity is purchased.
For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50% joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s Beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his/her spouse, if then living.
Once annuity payments begin, the Annuitant cannot surrender his/her annuity benefit and receive a lump sum payment.
We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant. Prudential guarantees that if, at the death of the Annuitant, payments have been made for less than the period certain (which may be sixty (60), one hundred twenty (120), one hundred eighty (180), or two hundred forty (240) months, as selected by the Annuitant), they will be continued during the remainder of the selected period to his/her Beneficiary.
Annuity Certain
This is an immediate annuity payable monthly for a period certain which may be sixty (60), one hundred twenty (120), one hundred eighty (180), or two hundred forty (240) months, as selected by the Annuitant. If the Annuitant dies during the period certain, we will continue payments in the same amount the Annuitant was receiving to his/her Beneficiary. We make no further payments after the end of the period certain.
Joint and Survivor Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant with payments continued after his/her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the Annuitant’s death are the same as those the Annuitant was receiving. After the selected number of period certain payments have been made, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the Annuitant such as 33 1/2%, 50%, 66 2/3%, or 100% as selected by the Annuitant. The amounts of each payment made to the Annuitant will be lower as the percentage he/she selects to be paid to the contingent annuitant is higher. If both the Annuitant and the contingent annuitant die during the period certain (which may be sixty (60), one hundred twenty (120), one hundred eighty (180), or two hundred forty (240) months, as selected by the Annuitant), we will continue payments during the remainder of the period certain to the properly designated Beneficiary.
We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.
If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the Beneficiary is other than a natural person receiving payments in his/her own right, Prudential may elect to pay the commuted value of the unpaid payments certain in one sum.
Purchasing the Annuity
If, as a result of a withdrawal to purchase an annuity, the Participant Account has been reduced to zero, Prudential deducts the full annual account charge, unless the annuity becomes effective on January 1 of any year. Prudential applies the resulting amount, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.
Prudential guarantees the schedule of annuity purchase rates in a Contract for ten (10) years from the date the Contract is issued. If at any time after a Contract has been in effect for ten (10) years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten (10) years. A change in the schedule of annuity purchase rates used for an annuity certain with one hundred eighty (180) payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.
Spousal Consent Rules for Certain Retirement Plans
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans - If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his/her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.
Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his/her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities) - Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans - Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated Beneficiary.

OTHER INFORMATION
Misstatement of Age or Sex
If an Annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and adjust the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.
Sale of the Contract and Sales Commissions
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102.
PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.
During 2019, 2018 and 2017, $384,488, $392,147, and $404,877, respectively, was paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions.
We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 3.0% of your Purchase Payments; or

•
a combination of a commission on Purchase Payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives would receive a portion of the compensation, depending on the practice of his/her firm.
We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Discovery Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information, which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.
Voting Rights
As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the funds. However, as required by law, Prudential votes the shares of the funds at any regular and special shareholders meetings the funds are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b) and with respect to any IRA or other individual contract.
The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Discovery Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the funds in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Account derived from participation in a Subaccount, by the value of one (1) share in the corresponding portfolio of the applicable Fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one (1) or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.
Substitution of Fund Shares
We may substitute one (1) or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to the underlying portfolio held by the Subaccount being replaced. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports to Participants
Prudential will send Participants, at least annually, reports showing as of a specified date the amounts credited to them in the Subaccounts of the Discovery Account. We will also send Participants in certain plans annual and semi-annual reports for the applicable funds.

State Regulation
Prudential is subject to regulation by the New Jersey Department of Banking and Insurance (the “Department”) as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with any applicable provisions of New Jersey law.
The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.
In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.
Legal Proceedings
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2019, the aggregate range of reasonably possible losses in excess of accruals established is not material. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Discovery Account; the ability of PIMS to perform its contract with the Discovery Account; or Prudential’s ability to meet its obligations under the Contract.

Assignment
Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.
Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Discovery Account funding the Contracts consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 55 Water Street, 11th Floor, New York, NY 10041; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines; Markit On Demand, Inc. (calculation of performance and creation of factsheets) located at 5775 Flatiron Parkway, Boulder, CO 80301; State Street Bank—Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai 400097 India.
Additional Information
Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The Statement of Additional Information is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
Statement of Additional Information
How to Contact Us
You can contact the Prudential Retirement Service Center by:

•
calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

•
writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

•	accessing information via our internet website at www.prudential.com.
You can obtain account information by calling our automated response system and at www.prudential.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

DISCOVERY SELECT GROUP RETIREMENT ANNUITY
(CONDENSED FINANCIAL INFORMATION)
ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .70% and Mortality & Expense Charge Fee of .15%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Conservative Balanced Portfolio
01/01/2010 to 12/31/2010	$14.02	$15.54	13,851
01/01/2011 to 12/31/2011	$15.54	$16.12	13,886
01/01/2012 to 12/31/2012	$16.12	$17.78	11,637
01/01/2013 to 12/31/2013	$17.78	$20.47	12,257
01/01/2014 to 12/31/2014	$20.47	$22.08	12,965
01/01/2015 to 12/31/2015	$22.08	$21.98	19,961
01/01/2016 to 12/31/2016	$21.98	$23.39	20,895
01/01/2017 to 12/31/2017	$23.39	$26.06	23,609
01/01/2018 to 12/31/2018	$26.06	$25.20	25,082
01/01/2019 to 12/31/2019	$25.20	$29.61	28,751
PSF Diversified Bond Portfolio
01/01/2010 to 12/31/2010	$18.34	$20.11	28,281
01/01/2011 to 12/31/2011	$20.11	$21.44	28,288
01/01/2012 to 12/31/2012	$21.44	$23.53	39,283
01/01/2013 to 12/31/2013	$23.53	$23.16	33,034
01/01/2014 to 12/31/2014	$23.16	$24.60	31,370
01/01/2015 to 12/31/2015	$24.60	$24.33	29,101
01/01/2016 to 12/31/2016	$24.33	$25.48	31,754
01/01/2017 to 12/31/2017	$25.48	$27.03	32,997
01/01/2018 to 12/31/2018	$27.03	$26.76	31,913
01/01/2019 to 12/31/2019	$26.76	$29.43	32,149
PSF Equity Portfolio
01/01/2010 to 12/31/2010	$13.55	$15.03	16,035
01/01/2011 to 12/31/2011	$15.03	$14.39	18,770
01/01/2012 to 12/31/2012	$14.39	$16.22	26,738
01/01/2013 to 12/31/2013	$16.22	$21.48	21,085
01/01/2014 to 12/31/2014	$21.48	$22.94	17,927
01/01/2015 to 12/31/2015	$22.94	$23.28	15,724
01/01/2016 to 12/31/2016	$23.28	$23.96	10,791
01/01/2017 to 12/31/2017	$23.96	$29.89	11,385
01/01/2018 to 12/31/2018	$29.89	$28.20	11,856
01/01/2019 to 12/31/2019	$28.20	$36.04	12,183
PSF Flexible Managed Portfolio
01/01/2010 to 12/31/2010	$13.31	$14.79	12,965
01/01/2011 to 12/31/2011	$14.79	$15.30	16,451
01/01/2012 to 12/31/2012	$15.30	$17.20	13,337
01/01/2013 to 12/31/2013	$17.20	$20.49	10,652
01/01/2014 to 12/31/2014	$20.49	$22.57	14,032
01/01/2015 to 12/31/2015	$22.57	$22.60	13,312
01/01/2016 to 12/31/2016	$22.60	$24.33	11,145
01/01/2017 to 12/31/2017	$24.33	$27.73	10,723
01/01/2018 to 12/31/2018	$27.73	$26.35	10,310
01/01/2019 to 12/31/2019	$26.35	$31.32	9,096

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Global Portfolio
01/01/2010 to 12/31/2010	$12.82	$14.33	3,578
01/01/2011 to 12/31/2011	$14.33	$13.22	4,098
01/01/2012 to 12/31/2012	$13.22	$15.40	7,809
01/01/2013 to 12/31/2013	$15.40	$19.44	8,240
01/01/2014 to 12/31/2014	$19.44	$19.91	10,349
01/01/2015 to 12/31/2015	$19.91	$20.21	11,559
01/01/2016 to 12/31/2016	$20.21	$20.93	9,504
01/01/2017 to 12/31/2017	$20.93	$25.91	12,586
01/01/2018 to 12/31/2018	$25.91	$23.81	12,259
01/01/2019 to 12/31/2019	$23.81	$30.79	13,149
PSF Government Income Portfolio
01/01/2010 to 12/31/2010	$17.89	$18.98	23,416
01/01/2011 to 12/31/2011	$18.98	$20.26	25,039
01/01/2012 to 12/31/2012	$20.26	$20.82	20,021
01/01/2013 to 12/31/2013	$20.82	$20.16	17,713
01/01/2014 to 12/31/2014	$20.16	$21.16	17,349
01/01/2015 to 12/31/2015	$21.16	$21.12	17,390
01/01/2016 to 12/31/2016	$21.12	$21.40	16,819
01/01/2017 to 12/31/2017	$21.40	$21.85	15,587
01/01/2018 to 12/31/2018	$21.85	$21.80	14,298
01/01/2019 to 12/31/2019	$21.80	$23.04	13,556
PSF High Yield Bond Portfolio
01/01/2010 to 12/31/2010	$16.38	$18.52	30,337
01/01/2011 to 12/31/2011	$18.52	$19.30	33,420
01/01/2012 to 12/31/2012	$19.30	$21.90	31,455
01/01/2013 to 12/31/2013	$21.90	$23.29	22,349
01/01/2014 to 12/31/2014	$23.29	$23.72	22,388
01/01/2015 to 12/31/2015	$23.72	$22.95	21,006
01/01/2016 to 12/31/2016	$22.95	$26.45	21,184
01/01/2017 to 12/31/2017	$26.45	$28.28	22,895
01/01/2018 to 12/31/2018	$28.28	$27.69	21,824
01/01/2019 to 12/31/2019	$27.69	$31.94	22,227
PSF Jennison Portfolio
01/01/2010 to 12/31/2010	$13.55	$15.04	162,463
01/01/2011 to 12/31/2011	$15.04	$14.96	163,435
01/01/2012 to 12/31/2012	$14.96	$17.24	166,942
01/01/2013 to 12/31/2013	$17.24	$23.53	152,164
01/01/2014 to 12/31/2014	$23.53	$25.66	141,090
01/01/2015 to 12/31/2015	$25.66	$28.37	134,217
01/01/2016 to 12/31/2016	$28.37	$27.88	123,648
01/01/2017 to 12/31/2017	$27.88	$37.79	125,602
01/01/2018 to 12/31/2018	$37.79	$37.18	127,524
01/01/2019 to 12/31/2019	$37.18	$49.16	115,073
PSF Government Money Market Portfolio
01/01/2010 to 12/31/2010	$13.41	$13.30	83,295
01/01/2011 to 12/31/2011	$13.30	$13.19	108,273
01/01/2012 to 12/31/2012	$13.19	$13.08	88,900
01/01/2013 to 12/31/2013	$13.08	$12.97	73,510
01/01/2014 to 12/31/2014	$12.97	$12.86	72,001
01/01/2015 to 12/31/2015	$12.86	$12.75	70,384
01/01/2016 to 12/31/2016	$12.75	$12.66	68,199
01/01/2017 to 12/31/2017	$12.66	$12.62	66,811
01/01/2018 to 12/31/2018	$12.62	$12.71	70,453
01/01/2019 to 12/31/2019	$12.71	$12.84	69,326

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Small Capitalization Stock Portfolio
04/15/2010* to 12/31/2010	$10.00	$10.85	0
01/01/2011 to 12/31/2011	$10.85	$10.82	0
01/01/2012 to 12/31/2012	$10.82	$12.45	0
01/01/2013 to 12/31/2013	$12.45	$17.40	0
01/01/2014 to 12/31/2014	$17.40	$18.18	0
01/01/2015 to 12/31/2015	$18.18	$17.62	0
01/01/2016 to 12/31/2016	$17.62	$22.11	0
01/01/2017 to 12/31/2017	$22.11	$24.77	0
01/01/2018 to 12/31/2018	$24.77	$22.42	0
01/01/2019 to 12/31/2019	$22.42	$27.21	0
PSF Stock Index Portfolio
01/01/2010 to 12/31/2010	$13.10	$14.88	53,612
01/01/2011 to 12/31/2011	$14.88	$15.04	52,102
01/01/2012 to 12/31/2012	$15.04	$17.25	48,826
01/01/2013 to 12/31/2013	$17.25	$22.56	42,830
01/01/2014 to 12/31/2014	$22.56	$25.35	41,621
01/01/2015 to 12/31/2015	$25.35	$25.44	43,488
01/01/2016 to 12/31/2016	$25.44	$28.21	55,844
01/01/2017 to 12/31/2017	$28.21	$33.98	56,784
01/01/2018 to 12/31/2018	$33.98	$32.14	51,796
01/01/2019 to 12/31/2019	$32.14	$41.77	42,958
PSF Value Portfolio
01/01/2010 to 12/31/2010	$16.13	$18.21	42,564
01/01/2011 to 12/31/2011	$18.21	$17.05	43,297
01/01/2012 to 12/31/2012	$17.05	$19.37	36,449
01/01/2013 to 12/31/2013	$19.37	$25.57	32,902
01/01/2014 to 12/31/2014	$25.57	$27.92	33,145
01/01/2015 to 12/31/2015	$27.92	$25.41	29,572
01/01/2016 to 12/31/2016	$25.41	$28.07	21,402
01/01/2017 to 12/31/2017	$28.07	$32.57	22,422
01/01/2018 to 12/31/2018	$32.57	$29.10	21,450
01/01/2019 to 12/31/2019	$29.10	$36.38	22,283
AB VPS Small Cap Growth Portfolio
04/19/2010* to 12/31/2010	$10.00	$11.93	0
01/01/2011 to 12/31/2011	$11.93	$12.36	0
01/01/2012 to 12/31/2012	$12.36	$14.10	0
01/01/2013 to 12/31/2013	$14.10	$20.36	0
01/01/2014 to 12/31/2014	$20.36	$19.82	0
01/01/2015 to 12/31/2015	$19.82	$19.41	0
01/01/2016 to 12/31/2016	$19.41	$20.49	0
01/01/2017 to 12/31/2017	$20.49	$27.25	0
01/01/2018 to 12/31/2018	$27.25	$26.78	0
01/01/2019 to 12/31/2019	$26.78	$36.23	0
Credit Suisse Trust International Equity Flex III
01/01/2010 to 12/31/2010	$9.30	$10.35	89,597
01/01/2011 to 10/21/2011	$10.35	$8.68	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Invesco V.I. Core Equity Fund - Series I
01/01/2010 to 12/31/2010	$13.61	$14.79	75,652
01/01/2011 to 12/31/2011	$14.79	$14.66	68,200
01/01/2012 to 12/31/2012	$14.66	$16.55	50,890
01/01/2013 to 12/31/2013	$16.55	$21.21	45,346
01/01/2014 to 12/31/2014	$21.21	$22.74	44,005
01/01/2015 to 12/31/2015	$22.74	$21.25	39,282
01/01/2016 to 12/31/2016	$21.25	$23.24	36,173
01/01/2017 to 12/31/2017	$23.24	$26.08	35,373
01/01/2018 to 12/31/2018	$26.08	$23.43	33,509
01/01/2019 to 12/31/2019	$23.43	$29.96	30,295
Janus Henderson Overseas Portfolio
01/01/2010 to 12/31/2010	$30.05	$37.34	79,958
01/01/2011 to 12/31/2011	$37.34	$25.12	77,897
01/01/2012 to 12/31/2012	$25.12	$28.26	67,465
01/01/2013 to 12/31/2013	$28.26	$32.10	58,283
01/01/2014 to 12/31/2014	$32.10	$28.05	51,362
01/01/2015 to 12/31/2015	$28.05	$25.43	48,051
01/01/2016 to 12/31/2016	$25.43	$23.59	46,244
01/01/2017 to 12/31/2017	$23.59	$30.67	46,912
01/01/2018 to 12/31/2018	$30.67	$25.87	47,205
01/01/2019 to 12/31/2019	$25.87	$32.58	43,438
Janus Henderson Research Portfolio
01/01/2010 to 12/31/2010	$12.48	$14.17	107,013
01/01/2011 to 12/31/2011	$14.17	$13.31	94,958
01/01/2012 to 12/31/2012	$13.31	$15.65	66,822
01/01/2013 to 12/31/2013	$15.65	$20.23	62,610
01/01/2014 to 12/31/2014	$20.23	$22.66	60,791
01/01/2015 to 12/31/2015	$22.66	$23.67	58,318
01/01/2016 to 12/31/2016	$23.67	$23.59	51,710
01/01/2017 to 12/31/2017	$23.59	$29.92	52,215
01/01/2018 to 12/31/2018	$29.92	$28.90	46,825
01/01/2019 to 12/31/2019	$28.90	$38.84	42,860
MFS® Growth Series - Initial Class
01/01/2010 to 12/31/2010	$13.63	$15.59	60,632
01/01/2011 to 12/31/2011	$15.59	$15.41	52,839
01/01/2012 to 12/31/2012	$15.41	$17.93	41,738
01/01/2013 to 12/31/2013	$17.93	$24.33	33,881
01/01/2014 to 12/31/2014	$24.33	$26.28	35,545
01/01/2015 to 12/31/2015	$26.28	$28.03	32,376
01/01/2016 to 12/31/2016	$28.03	$28.48	31,263
01/01/2017 to 12/31/2017	$28.48	$37.11	29,053
01/01/2018 to 12/31/2018	$37.11	$37.78	29,291
01/01/2019 to 12/31/2019	$37.78	$51.75	21,924
MFS® Research Series - Initial Class
01/01/2010 to 12/31/2010	$12.26	$14.08	19,076
01/01/2011 to 12/31/2011	$14.08	$13.90	16,064
01/01/2012 to 12/31/2012	$13.90	$16.17	20,287
01/01/2013 to 12/31/2013	$16.17	$21.21	17,197
01/01/2014 to 12/31/2014	$21.21	$23.17	17,176
01/01/2015 to 12/31/2015	$23.17	$23.16	14,065
01/01/2016 to 12/31/2016	$23.16	$24.98	11,721
01/01/2017 to 12/31/2017	$24.98	$30.56	12,280
01/01/2018 to 12/31/2018	$30.56	$28.97	11,767
01/01/2019 to 12/31/2019	$28.97	$38.20	12,353

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Premier VIT OpCap Managed
01/01/2010 to 04/30/2010	$12.51	$13.33	0
Premier VIT NACM Small Cap
01/01/2010 to 04/30/2010	$14.23	$16.53	0
T. Rowe Price Equity Income Portfolio
01/01/2010 to 12/31/2010	$15.82	$18.04	104,505
01/01/2011 to 12/31/2011	$18.04	$17.76	106,661
01/01/2012 to 12/31/2012	$17.76	$20.63	110,949
01/01/2013 to 12/31/2013	$20.63	$26.53	89,995
01/01/2014 to 12/31/2014	$26.53	$28.25	81,814
01/01/2015 to 12/31/2015	$28.25	$26.09	81,554
01/01/2016 to 12/31/2016	$26.09	$30.84	73,291
01/01/2017 to 12/31/2017	$30.84	$35.48	76,208
01/01/2018 to 12/31/2018	$35.48	$31.84	77,282
01/01/2019 to 12/31/2019	$31.84	$39.90	74,732
T. Rowe Price International Stock Portfolio
01/01/2010 to 12/31/2010	$11.75	$13.33	15,396
01/01/2011 to 12/31/2011	$13.33	$11.52	15,317
01/01/2012 to 12/31/2012	$11.52	$13.53	21,602
01/01/2013 to 12/31/2013	$13.53	$15.30	24,491
01/01/2014 to 12/31/2014	$15.30	$14.99	23,468
01/01/2015 to 12/31/2015	$14.99	$14.73	21,613
01/01/2016 to 12/31/2016	$14.73	$14.91	13,457
01/01/2017 to 12/31/2017	$14.91	$18.91	15,767
01/01/2018 to 12/31/2018	$18.91	$16.09	15,089
01/01/2019 to 12/31/2019	$16.09	$20.39	14,925
*Date that Portfolio was first offered in this product

DISCOVERY SELECT GROUP RETIREMENT ANNUITY
(CONDENSED FINANCIAL INFORMATION)
ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .85% and Mortality & Expense Charge Fee of .15%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Conservative Balanced Portfolio
01/01/2010 to 12/31/2010	$13.82	$15.29	311,454
01/01/2011 to 12/31/2011	$15.29	$15.84	261,300
01/01/2012 to 12/31/2012	$15.84	$17.44	244,309
01/01/2013 to 12/31/2013	$17.44	$20.06	244,915
01/01/2014 to 12/31/2014	$20.06	$21.60	228,821
01/01/2015 to 12/31/2015	$21.60	$21.47	215,811
01/01/2016 to 12/31/2016	$21.47	$22.81	201,468
01/01/2017 to 12/31/2017	$22.81	$25.38	139,763
01/01/2018 to 12/31/2018	$25.38	$24.51	137,986
01/01/2019 to 12/31/2019	$24.51	$28.75	124,314
PSF Diversified Bond Portfolio
01/01/2010 to 12/31/2010	$18.08	$19.79	354,125
01/01/2011 to 12/31/2011	$19.79	$21.07	350,033
01/01/2012 to 12/31/2012	$21.07	$23.09	330,796
01/01/2013 to 12/31/2013	$23.09	$22.69	269,210
01/01/2014 to 12/31/2014	$22.69	$24.06	260,830
01/01/2015 to 12/31/2015	$24.06	$23.76	241,090
01/01/2016 to 12/31/2016	$23.76	$24.85	231,718
01/01/2017 to 12/31/2017	$24.85	$26.33	191,029
01/01/2018 to 12/31/2018	$26.33	$26.03	184,354
01/01/2019 to 12/31/2019	$26.03	$28.58	180,474
PSF Equity Portfolio
01/01/2010 to 12/31/2010	$13.35	$14.79	794,858
01/01/2011 to 12/31/2011	$14.79	$14.14	704,207
01/01/2012 to 12/31/2012	$14.14	$15.92	590,299
01/01/2013 to 12/31/2013	$15.92	$21.04	539,625
01/01/2014 to 12/31/2014	$21.04	$22.44	482,235
01/01/2015 to 12/31/2015	$22.44	$22.74	417,055
01/01/2016 to 12/31/2016	$22.74	$23.37	389,576
01/01/2017 to 12/31/2017	$23.37	$29.11	322,451
01/01/2018 to 12/31/2018	$29.11	$27.42	295,509
01/01/2019 to 12/31/2019	$27.42	$34.99	251,813
PSF Flexible Managed Portfolio
01/01/2010 to 12/31/2010	$13.12	$14.56	368,501
01/01/2011 to 12/31/2011	$14.56	$15.04	353,852
01/01/2012 to 12/31/2012	$15.04	$16.88	336,319
01/01/2013 to 12/31/2013	$16.88	$20.08	309,444
01/01/2014 to 12/31/2014	$20.08	$22.08	298,863
01/01/2015 to 12/31/2015	$22.08	$22.08	286,653
01/01/2016 to 12/31/2016	$22.08	$23.73	283,210
01/01/2017 to 12/31/2017	$23.73	$27.01	225,538
01/01/2018 to 12/31/2018	$27.01	$25.62	214,098
01/01/2019 to 12/31/2019	$25.62	$30.41	203,815

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Global Portfolio
01/01/2010 to 12/31/2010	$12.63	$14.10	210,387
01/01/2011 to 12/31/2011	$14.10	$12.99	185,619
01/01/2012 to 12/31/2012	$12.99	$15.11	142,587
01/01/2013 to 12/31/2013	$15.11	$19.05	133,711
01/01/2014 to 12/31/2014	$19.05	$19.47	129,265
01/01/2015 to 12/31/2015	$19.47	$19.74	115,561
01/01/2016 to 12/31/2016	$19.74	$20.41	114,073
01/01/2017 to 12/31/2017	$20.41	$25.23	105,999
01/01/2018 to 12/31/2018	$25.23	$23.16	92,342
01/01/2019 to 12/31/2019	$23.16	$29.89	88,425
PSF Government Income Portfolio
01/01/2010 to 12/31/2010	$17.63	$18.68	249,848
01/01/2011 to 12/31/2011	$18.68	$19.91	222,179
01/01/2012 to 12/31/2012	$19.91	$20.42	204,010
01/01/2013 to 12/31/2013	$20.42	$19.75	170,834
01/01/2014 to 12/31/2014	$19.75	$20.70	149,722
01/01/2015 to 12/31/2015	$20.70	$20.63	152,527
01/01/2016 to 12/31/2016	$20.63	$20.88	145,529
01/01/2017 to 12/31/2017	$20.88	$21.28	139,032
01/01/2018 to 12/31/2018	$21.28	$21.20	128,674
01/01/2019 to 12/31/2019	$21.20	$22.38	123,730
PSF High Yield Bond Portfolio
01/01/2010 to 12/31/2010	$16.14	$18.23	171,825
01/01/2011 to 12/31/2011	$18.23	$18.97	157,545
01/01/2012 to 12/31/2012	$18.97	$21.49	152,630
01/01/2013 to 12/31/2013	$21.49	$22.82	130,225
01/01/2014 to 12/31/2014	$22.82	$23.21	122,930
01/01/2015 to 12/31/2015	$23.21	$22.41	110,490
01/01/2016 to 12/31/2016	$22.41	$25.80	108,598
01/01/2017 to 12/31/2017	$25.80	$27.54	85,476
01/01/2018 to 12/31/2018	$27.54	$26.93	85,521
01/01/2019 to 12/31/2019	$26.93	$31.01	75,312
PSF Jennison Portfolio
01/01/2010 to 12/31/2010	$13.36	$14.80	714,977
01/01/2011 to 12/31/2011	$14.80	$14.70	638,132
01/01/2012 to 12/31/2012	$14.70	$16.91	584,923
01/01/2013 to 12/31/2013	$16.91	$23.05	535,049
01/01/2014 to 12/31/2014	$23.05	$25.10	507,508
01/01/2015 to 12/31/2015	$25.10	$27.71	498,563
01/01/2016 to 12/31/2016	$27.71	$27.19	436,195
01/01/2017 to 12/31/2017	$27.19	$36.80	389,366
01/01/2018 to 12/31/2018	$36.80	$36.15	360,013
01/01/2019 to 12/31/2019	$36.15	$47.73	323,605
PSF Government Money Market Portfolio
01/01/2010 to 12/31/2010	$13.21	$13.09	554,758
01/01/2011 to 12/31/2011	$13.09	$12.96	590,784
01/01/2012 to 12/31/2012	$12.96	$12.83	548,673
01/01/2013 to 12/31/2013	$12.83	$12.71	439,981
01/01/2014 to 12/31/2014	$12.71	$12.58	396,998
01/01/2015 to 12/31/2015	$12.58	$12.46	371,472
01/01/2016 to 12/31/2016	$12.46	$12.35	360,386
01/01/2017 to 12/31/2017	$12.35	$12.29	275,343
01/01/2018 to 12/31/2018	$12.29	$12.36	222,455
01/01/2019 to 12/31/2019	$12.36	$12.47	198,774

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
PSF Small Capitalization Stock Portfolio
04/15/2010* to 12/31/2010	$10.00	$10.84	49,905
01/01/2011 to 12/31/2011	$10.84	$10.80	85,645
01/01/2012 to 12/31/2012	$10.80	$12.40	77,115
01/01/2013 to 12/31/2013	$12.40	$17.31	112,708
01/01/2014 to 12/31/2014	$17.31	$18.06	81,065
01/01/2015 to 12/31/2015	$18.06	$17.47	70,159
01/01/2016 to 12/31/2016	$17.47	$21.89	84,144
01/01/2017 to 12/31/2017	$21.89	$24.49	68,914
01/01/2018 to 12/31/2018	$24.49	$22.13	71,601
01/01/2019 to 12/31/2019	$22.13	$26.83	67,879
PSF Stock Index Portfolio
01/01/2010 to 12/31/2010	$12.58	$14.27	1,109,365
01/01/2011 to 12/31/2011	$14.27	$14.40	1,011,543
01/01/2012 to 12/31/2012	$14.40	$16.49	918,417
01/01/2013 to 12/31/2013	$16.49	$21.54	862,573
01/01/2014 to 12/31/2014	$21.54	$24.17	814,342
01/01/2015 to 12/31/2015	$24.17	$24.21	744,578
01/01/2016 to 12/31/2016	$24.21	$26.81	709,133
01/01/2017 to 12/31/2017	$26.81	$32.24	643,394
01/01/2018 to 12/31/2018	$32.24	$30.45	596,880
01/01/2019 to 12/31/2019	$30.45	$39.52	524,708
PSF Value Portfolio
01/01/2010 to 12/31/2010	$15.89	$17.92	381,179
01/01/2011 to 12/31/2011	$17.92	$16.75	342,499
01/01/2012 to 12/31/2012	$16.75	$19.01	308,397
01/01/2013 to 12/31/2013	$19.01	$25.05	290,958
01/01/2014 to 12/31/2014	$25.05	$27.31	279,964
01/01/2015 to 12/31/2015	$27.31	$24.82	259,439
01/01/2016 to 12/31/2016	$24.82	$27.38	231,167
01/01/2017 to 12/31/2017	$27.38	$31.72	178,528
01/01/2018 to 12/31/2018	$31.72	$28.30	162,283
01/01/2019 to 12/31/2019	$28.30	$35.32	147,187
AB VPS Small Cap Growth Portfolio
04/19/2010* to 12/31/2010	$10.00	$11.92	0
01/01/2011 to 12/31/2011	$11.92	$12.33	0
01/01/2012 to 12/31/2012	$12.33	$14.04	0
01/01/2013 to 12/31/2013	$14.04	$20.25	0
01/01/2014 to 12/31/2014	$20.25	$19.68	0
01/01/2015 to 12/31/2015	$19.68	$19.25	0
01/01/2016 to 12/31/2016	$19.25	$20.29	0
01/01/2017 to 12/31/2017	$20.29	$26.95	0
01/01/2018 to 12/31/2018	$26.95	$26.44	0
01/01/2019 to 12/31/2019	$26.44	$35.71	0
Credit Suisse Trust International Equity Flex III
01/01/2010 to 12/31/2010	$9.16	$10.18	176,210
01/01/2011 to 10/21/2011	$10.18	$8.53	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Invesco V.I. Core Equity Fund - Series I
01/01/2010 to 12/31/2010	$13.42	$14.55	539,411
01/01/2011 to 12/31/2011	$14.55	$14.40	488,978
01/01/2012 to 12/31/2012	$14.40	$16.24	430,944
01/01/2013 to 12/31/2013	$16.24	$20.78	396,937
01/01/2014 to 12/31/2014	$20.78	$22.25	363,050
01/01/2015 to 12/31/2015	$22.25	$20.76	330,100
01/01/2016 to 12/31/2016	$20.76	$22.67	293,722
01/01/2017 to 12/31/2017	$22.67	$25.40	249,531
01/01/2018 to 12/31/2018	$25.40	$22.79	216,266
01/01/2019 to 12/31/2019	$22.79	$29.10	195,852
Janus Henderson Overseas Portfolio
01/01/2010 to 12/31/2010	$29.62	$36.75	566,060
01/01/2011 to 12/31/2011	$36.75	$24.68	467,145
01/01/2012 to 12/31/2012	$24.68	$27.73	417,490
01/01/2013 to 12/31/2013	$27.73	$31.45	356,901
01/01/2014 to 12/31/2014	$31.45	$27.44	329,824
01/01/2015 to 12/31/2015	$27.44	$24.84	289,431
01/01/2016 to 12/31/2016	$24.84	$23.01	266,698
01/01/2017 to 12/31/2017	$23.01	$29.87	243,046
01/01/2018 to 12/31/2018	$29.87	$25.16	216,541
01/01/2019 to 12/31/2019	$25.16	$31.64	192,385
Janus Henderson Research Portfolio
01/01/2010 to 12/31/2010	$12.30	$13.95	624,283
01/01/2011 to 12/31/2011	$13.95	$13.08	562,567
01/01/2012 to 12/31/2012	$13.08	$15.36	515,192
01/01/2013 to 12/31/2013	$15.36	$19.82	464,628
01/01/2014 to 12/31/2014	$19.82	$22.17	433,981
01/01/2015 to 12/31/2015	$22.17	$23.12	401,407
01/01/2016 to 12/31/2016	$23.12	$23.01	368,987
01/01/2017 to 12/31/2017	$23.01	$29.14	324,019
01/01/2018 to 12/31/2018	$29.14	$28.11	294,255
01/01/2019 to 12/31/2019	$28.11	$37.71	261,921
MFS® Growth Series - Initial Class
01/01/2010 to 12/31/2010	$13.43	$15.34	430,050
01/01/2011 to 12/31/2011	$15.34	$15.14	384,172
01/01/2012 to 12/31/2012	$15.14	$17.59	341,482
01/01/2013 to 12/31/2013	$17.59	$23.84	324,577
01/01/2014 to 12/31/2014	$23.84	$25.71	334,029
01/01/2015 to 12/31/2015	$25.71	$27.38	315,961
01/01/2016 to 12/31/2016	$27.38	$27.78	309,715
01/01/2017 to 12/31/2017	$27.78	$36.14	222,856
01/01/2018 to 12/31/2018	$36.14	$36.74	202,292
01/01/2019 to 12/31/2019	$36.74	$50.26	178,175
MFS® Research Series - Initial Class
01/01/2010 to 12/31/2010	$12.08	$13.86	108,399
01/01/2011 to 12/31/2011	$13.86	$13.66	95,816
01/01/2012 to 12/31/2012	$13.66	$15.86	90,654
01/01/2013 to 12/31/2013	$15.86	$20.78	95,829
01/01/2014 to 12/31/2014	$20.78	$22.67	97,102
01/01/2015 to 12/31/2015	$22.67	$22.63	82,940
01/01/2016 to 12/31/2016	$22.63	$24.36	82,489
01/01/2017 to 12/31/2017	$24.36	$29.76	62,413
01/01/2018 to 12/31/2018	$29.76	$28.18	57,458
01/01/2019 to 12/31/2019	$28.18	$37.09	56,492
Premier VIT OpCap Managed
01/01/2010 to 04/30/2010	$12.33	$13.13	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period (Rounded)	At End of Period (Rounded)	Outstanding at End of Period
Premier VIT NACM Small Cap
01/01/2010 to 04/30/2010	$14.02	$16.29	0
T. Rowe Price Equity Income Portfolio
01/01/2010 to 12/31/2010	$15.59	$17.75	431,717
01/01/2011 to 12/31/2011	$17.75	$17.45	384,463
01/01/2012 to 12/31/2012	$17.45	$20.24	342,695
01/01/2013 to 12/31/2013	$20.24	$26.00	309,116
01/01/2014 to 12/31/2014	$26.00	$27.64	289,911
01/01/2015 to 12/31/2015	$27.64	$25.49	252,053
01/01/2016 to 12/31/2016	$25.49	$30.08	240,396
01/01/2017 to 12/31/2017	$30.08	$34.55	209,603
01/01/2018 to 12/31/2018	$34.55	$30.96	189,120
01/01/2019 to 12/31/2019	$30.96	$38.75	165,147
T. Rowe Price International Stock Portfolio
01/01/2010 to 12/31/2010	$11.58	$13.12	153,299
01/01/2011 to 12/31/2011	$13.12	$11.32	174,285
01/01/2012 to 12/31/2012	$11.32	$13.28	169,856
01/01/2013 to 12/31/2013	$13.28	$14.99	171,483
01/01/2014 to 12/31/2014	$14.99	$14.66	167,683
01/01/2015 to 12/31/2015	$14.66	$14.38	170,974
01/01/2016 to 12/31/2016	$14.38	$14.55	154,381
01/01/2017 to 12/31/2017	$14.55	$18.42	134,609
01/01/2018 to 12/31/2018	$18.42	$15.65	140,253
01/01/2019 to 12/31/2019	$15.65	$19.80	127,855
*Date that Portfolio was first offered in this product

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE DISCOVERY SELECT GROUP RETIREMENT ANNUITY DESCRIBED IN THIS PROSPECTUS

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MAILING ADDRESS:
PRUDENTIAL RETIREMENT SERVICE CENTER
30 Scranton Office Park
Scranton, PA 18507

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY
DISCOVERY SELECT® is a registered service mark of The Prudential Insurance Company of America.
Discovery Select Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries: Pruco Securities, LLC and Prudential Investment Management Services LLC.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 Broad Street
Newark, NJ 07102
© 2020 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.
DS.PU.003
Ed. 05/2020

STATEMENT OF ADDITIONAL INFORMATION	MAY 1, 2020
DISCOVERY SELECT
GROUP RETIREMENT ANNUITY
DISCOVERY SELECT
GROUP VARIABLE ANNUITY CONTRACTS
ISSUED THROUGH
PRUDENTIAL DISCOVERY SELECT GROUP
VARIABLE CONTRACT ACCOUNT
The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY SELECT® Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified plans and non-qualified annuity arrangements. Prudential is a subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one (1) or more of the twenty (20) Subaccounts of the Prudential Discovery Select Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding portfolio of The Prudential Series Fund; AB Variable Products Series Fund, Inc.; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); Janus Aspen Series; MFS® Variable Insurance Trust; T. Rowe Price Equity Series, Inc.; and T. Rowe Price International Series, Inc.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2020. Certain portions of that prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling (877) 778-2100.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Retirement Service Center
30 Scranton Office Park
Scranton, PA 18507
Telephone: (877) 778-2100

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ADMINISTRATION
The assets of each Subaccount of the Discovery Account are invested in a corresponding fund. The prospectus and the statement of additional information of each fund describe the investment management and administration of that fund.
Prudential generally is responsible for the administrative and record keeping functions of the Discovery Account and pays the expenses associated with it. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Prudential is reimbursed for these administrative and record keeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

GUARANTEED INTEREST ACCOUNT
The Contract may make available a Guaranteed Interest Account. Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and Statement of Additional Information only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts contributions allocated to the Discovery Account.
The following information is provided for informational purposes. You can request additional information from your plan regarding the Guaranteed Interest Account.
Market Value Adjustment
As applicable, the market value of the amount withdrawn from the Guaranteed Interest Account will be calculated using the formula described in this paragraph. A separate market value adjustment is determined for each portion of the Guaranteed Interest Account (each, a “Rate Segment”). The interest rate applicable to each such Rate Segment is compared to the interest rate credited for new Contributions in the current quarter.
The market value adjustment for a Rate Segment is calculated by subtracting the interest rate for new Contributions from the interest rate credited to that Rate Segment and multiplying that result by a factor of 3.0. In most cases the market value adjustment will either be a zero or a negative adjustment. The Contract may also provide that in no event will the application of the market value adjustment cause a Withdrawal from the Guaranteed Interest Account to be less than the Contributions withdrawn, accrued at an interest rate specified in the Contract.
Each market value adjustment is then applied to the dollars withdrawn from the corresponding Rate Segment. The market value of the amount withdrawn from the Guaranteed Interest Account is equal to the sum of the market values of the amount withdrawn from of each Rate Segment. The market value adjustment factor may be changed by Prudential as provided for in the Contract.
Interest Crediting Formula
Interest is credited to the Guaranteed Interest Account as described in the Contract. There may be different interest rates applicable to different portions of a Participant’s Guaranteed Interest Account.
Competing Funds
A Participant may not directly transfer any amount between the Guaranteed Interest Account and a Competing Fund.
A “Competing Fund” is an investment option available under a Participant’s Plan that is primarily comprised of high quality fixed income securities with an average duration of less than or equal to 4.5 years. Competing Funds include but are not limited to money market and short term bond funds. The prospectus described the Competing Funds in the Discovery Account but your Plan may offer other Competing Funds, such as a stable value insurance contract, that are not part of this group variable annuity Contract. The prospectus and the SAI do not describe every investment option available to you under your Plan, they only describe this group variable annuity Contract and the separate account (and its subaccounts) within the group variable annuity. If you have questions regarding what other Competing Funds are available in your Plan, you should contact your Plan administrator.
Prudential and your Plan may agree to replace the Market Value Adjustment on certain transfers from the Guaranteed Interest Account as described in the prospectus with a restriction on transfers between the Guaranteed Interest Account and a Competing Fund.

A Participant may indirectly transfer amounts from the Guaranteed Interest Account to a Competing Fund by first transferring the amount to be transferred into an investment option that is not a Competing Fund and further provided that at least ninety (90) days has

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passed since such amount has been transferred into the investment option that is not a Competing Fund. Amounts transferred from the Guaranteed Interest Account to a non-Competing Fund may be transferred back into the Guaranteed Interest Account after ninety (90) days. In the event of unusual market volatility, Prudential may waive the ninety (90) day restriction.

EXPERTS
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 and the financial statements of the Prudential Discovery Select Group Variable Contract Account as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
During 2019, 2018 and 2017, $384,488, $392,147, and $404,877, respectively, was paid to PIMS for its services as principal underwriter with respect to the Contract. PIMS retained none of the commissions.
As discussed in the prospectus, PIMS pays commissions to broker-dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•
Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).

•
Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•
Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 2019) received payment with respect to this group annuity during 2019 (or as to which a payment was accrued during 2019). Your registered

4

representative can provide you with more information about the compensation arrangements that apply upon request. During 2019, the least amount paid and greatest amount paid was $137 and $331,375, respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contract, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.

Name of Firm(s):	Cadaret Grant & Company
CES Insurance Agency Inc.
LPL Financial LLC
MWA Financial Services Inc.
Paradigm Equities, Inc.
Park Avenue Securities, Inc.
Pruco Securities, LLC
Triad Insurance, Inc.
Wells Fargo Wealth Brokerage Insurance Agency

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a Unit in each Subaccount will be determined by multiplying the value of a Unit of that Subaccount for the preceding Business Day by the unit change factor for that Subaccount for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Subaccount is determined by multiplying the number of shares of the fund held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, Prudential is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as "business continuity" risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact Prudential and contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s

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underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate Unit Values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to Prudential, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Prudential may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Prudential in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused Prudential and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although Prudential, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Prudential cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

FEDERAL TAX STATUS
Other Tax Rules

1.	Diversification
The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2.	Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3.	Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4.	Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

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FINANCIAL STATEMENTS
The statutory financial statements for Prudential included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.

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FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,369,373	$6,103,527	$3,081,199	$4,425,992	$6,483,264
Receivable from (Payable to) The Prudential
Insurance Company of America	—	(2)	4	(3)	(1)
Net Assets	$3,369,373	$6,103,525	$3,081,203	$4,425,989	$6,483,263

NET ASSETS, representing:
Accumulation units	$3,369,373	$6,103,525	$3,081,203	$4,425,989	$6,483,263
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$3,369,373	$6,103,525	$3,081,203	$4,425,989	$6,483,263

Units outstanding	268,100	212,623	137,286	153,065	212,911

Portfolio shares held	336,937	419,486	227,563	140,955	188,906
Portfolio net asset value per share	$10.00	$14.55	$13.54	$31.40	$34.32
Investment in portfolio shares, at cost	$3,369,373	$4,420,257	$2,575,607	$1,784,285	$2,501,096

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$67,685	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	34,010	57,351	29,984	42,257	61,433
NET INVESTMENT INCOME (LOSS)	33,675	(57,351)	(29,984)	(42,257)	(61,433)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	75,725	44,347	120,945	216,577
Net change in unrealized appreciation (depreciation) on investments	—	531,753	153,712	607,653	896,304
NET GAIN (LOSS) ON INVESTMENTS	—	607,478	198,059	728,598	1,112,881

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$33,675	$550,127	$168,075	$686,341	$1,051,448

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$3,045,450	$22,530,392	$6,009,726	$9,250,496	$21,103,135
Receivable from (Payable to) The Prudential
Insurance Company of America	(5)	22	3	3	15
Net Assets	$3,045,445	$22,530,414	$6,009,729	$9,250,499	$21,103,150

NET ASSETS, representing:
Accumulation units	$3,045,445	$22,530,414	$6,009,729	$9,250,499	$21,103,150
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$3,045,445	$22,530,414	$6,009,729	$9,250,499	$21,103,150

Units outstanding	97,539	567,666	169,470	263,995	438,678

Portfolio shares held	527,808	303,480	166,983	146,415	258,553
Portfolio net asset value per share	$5.77	$74.24	$35.99	$63.18	$81.62
Investment in portfolio shares, at cost	$2,288,563	$7,413,297	$2,174,473	$2,493,744	$3,464,078

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	29,215	216,030	56,482	90,985	191,524
NET INVESTMENT INCOME (LOSS)	(29,215)	(216,030)	(56,482)	(90,985)	(191,524)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	41,421	1,806,159	263,222	980,161	1,794,069
Net change in unrealized appreciation (depreciation) on investments	415,553	4,029,571	1,052,216	1,317,503	3,826,897
NET GAIN (LOSS) ON INVESTMENTS	456,974	5,835,730	1,315,438	2,297,664	5,620,966

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$427,759	$5,619,700	$1,258,956	$2,206,679	$5,429,442

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Global Portfolio	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Growth Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$3,048,255	$6,606,225	$11,542,309	$7,501,574	$10,088,923
Receivable from (Payable to) The Prudential
Insurance Company of America	1	4	5	(2)	4
Net Assets	$3,048,256	$6,606,229	$11,542,314	$7,501,572	$10,088,927

NET ASSETS, representing:
Accumulation units	$3,048,256	$6,606,229	$11,542,314	$7,501,572	$10,088,927
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$3,048,256	$6,606,229	$11,542,314	$7,501,572	$10,088,927

Units outstanding	101,574	226,147	304,781	235,823	200,099

Portfolio shares held	73,470	189,019	282,969	225,340	169,847
Portfolio net asset value per share	$41.49	$34.95	$40.79	$33.29	$59.40
Investment in portfolio shares, at cost	$863,258	$3,847,946	$4,715,493	$4,181,387	$2,222,791

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Global Portfolio	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Growth Series (Initial Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$58,949	$50,446	$134,581	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	27,360	61,785	108,149	69,120	96,341
NET INVESTMENT INCOME (LOSS)	(27,360)	(2,836)	(57,703)	65,461	(96,341)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	716,393	1,173,220	—	872,420
Net realized gain (loss) on shares redeemed	77,680	201,525	143,162	213,668	255,058
Net change in unrealized appreciation (depreciation) on investments	647,016	605,659	1,905,469	1,340,495	1,956,660
NET GAIN (LOSS) ON INVESTMENTS	724,696	1,523,577	3,221,851	1,554,163	3,084,138

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$697,336	$1,520,741	$3,164,148	$1,619,624	$2,987,797

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	MFS® Research Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	T. Rowe Price International Stock Portfolio	Prudential Small Capitalization Stock Portfolio	AB VPS Small Cap Growth Portfolio (Class A)
ASSETS
Investment in the portfolios, at fair value	$2,567,171	$9,380,925	$2,835,157	$1,820,857	$39,319
Receivable from (Payable to) The Prudential
Insurance Company of America	3	8	—	1	—
Net Assets	$2,567,174	$9,380,933	$2,835,157	$1,820,858	$39,319

NET ASSETS, representing:
Accumulation units	$2,567,174	$9,380,933	$2,835,157	$1,820,858	$—
Equity of The Prudential Insurance
Company of America	—	—	—	—	39,319
	$2,567,174	$9,380,933	$2,835,157	$1,820,858	$39,319

Units outstanding	68,845	239,879	142,780	67,879	1,000

Portfolio shares held	87,052	345,777	181,508	42,316	1,974
Portfolio net asset value per share	$29.49	$27.13	$15.62	$43.03	$19.92
Investment in portfolio shares, at cost	$1,305,951	$5,780,180	$1,816,189	$684,468	$30,861

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Research Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	T. Rowe Price International Stock Portfolio	Prudential Small Capitalization Stock Portfolio	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$18,178	$207,996	$63,808	$—	$—

EXPENSES
Charges for mortality and expense risk, and for
administration	22,325	86,314	26,246	17,500	—
NET INVESTMENT INCOME (LOSS)	(4,147)	121,682	37,562	(17,500)	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	237,199	551,274	113,820	—	4,522
Net realized gain (loss) on shares redeemed	(3,029)	15,304	3,561	9,707	—
Net change in unrealized appreciation (depreciation) on investments	384,465	1,314,855	471,474	335,973	5,971
NET GAIN (LOSS) ON INVESTMENTS	618,635	1,881,433	588,855	345,680	10,493

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$614,488	$2,003,115	$626,417	$328,180	$10,493

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$33,675	$(57,351)	$(29,984)	$(42,257)	$(61,433)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	75,725	44,347	120,945	216,577
Net change in unrealized appreciation (depreciation) on investments	—	531,753	153,712	607,653	896,304
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,675	550,127	168,075	686,341	1,051,448

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	151,940	276,492	65,531	51,617	63,348
Participant loans	(6,040)	(5,580)	(4,890)	(12,538)	(819)
Participant loan repayments and interest	5,247	4,575	5,593	4,139	11,337
Surrenders, withdrawals and death benefits	(556,718)	(403,563)	(341,989)	(271,505)	(394,702)
Net transfers between other subaccounts
or fixed rate option	106,129	33,106	151,528	(43,736)	(1,733)
Other charges	(9,566)	(3,708)	(2,136)	(2,554)	(3,183)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(309,008)	(98,678)	(126,363)	(274,577)	(325,752)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(275,333)	451,449	41,712	411,764	725,696

NET ASSETS
Beginning of period	3,644,706	5,652,076	3,039,491	4,014,225	5,757,567
End of period	$3,369,373	$6,103,525	$3,081,203	$4,425,989	$6,483,263

Beginning units	292,908	216,267	142,971	163,068	224,407
Units issued	29,712	19,651	15,414	14,171	11,120
Units redeemed	(54,520)	(23,295)	(21,099)	(24,174)	(22,616)
Ending units	268,100	212,623	137,286	153,065	212,911

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(29,215)	$(216,030)	$(56,482)	$(90,985)	$(191,524)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	41,421	1,806,159	263,222	980,161	1,794,069
Net change in unrealized appreciation (depreciation) on investments	415,553	4,029,571	1,052,216	1,317,503	3,826,897
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	427,759	5,619,700	1,258,956	2,206,679	5,429,442

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	93,597	325,166	131,618	(28,073)	351,132
Participant loans	(2,956)	(48,370)	(4,327)	(28,231)	(31,054)
Participant loan repayments and interest	3,882	48,293	8,134	26,622	19,558
Surrenders, withdrawals and death benefits	(270,636)	(2,217,912)	(413,167)	(1,145,880)	(1,667,363)
Net transfers between other subaccounts
or fixed rate option	(111,643)	(1,024,783)	(185,141)	(213,365)	(747,808)
Other charges	(1,461)	(12,512)	(3,439)	(4,790)	(7,962)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(289,217)	(2,930,118)	(466,322)	(1,393,717)	(2,083,497)

TOTAL INCREASE (DECREASE) IN NET ASSETS	138,542	2,689,582	792,634	812,962	3,345,945

NET ASSETS
Beginning of period	2,906,903	19,840,832	5,217,095	8,437,537	17,757,205
End of period	$3,045,445	$22,530,414	$6,009,729	$9,250,499	$21,103,150

Beginning units	107,345	648,676	183,733	307,365	487,537
Units issued	5,833	21,831	6,620	7,007	33,842
Units redeemed	(15,639)	(102,841)	(20,883)	(50,377)	(82,701)
Ending units	97,539	567,666	169,470	263,995	438,678

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Global Portfolio	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Growth Series (Initial Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(27,360)	$(2,836)	$(57,703)	$65,461	$(96,341)
Capital gains distributions received	—	716,393	1,173,220	—	872,420
Net realized gain (loss) on shares redeemed	77,680	201,525	143,162	213,668	255,058
Net change in unrealized appreciation (depreciation) on investments	647,016	605,659	1,905,469	1,340,495	1,956,660
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	697,336	1,520,741	3,164,148	1,619,624	2,987,797

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	138,320	84,004	199,658	194,220	179,492
Participant loans	(6,615)	(26,724)	(42,194)	(23,361)	(23,818)
Participant loan repayments and interest	6,222	20,166	15,015	22,301	9,320
Surrenders, withdrawals and death benefits	(171,232)	(558,233)	(1,170,661)	(663,934)	(1,158,783)
Net transfers between other subaccounts
or fixed rate option	(44,908)	(143,642)	(242,200)	(312,087)	(440,487)
Other charges	(1,115)	(3,264)	(5,182)	(3,655)	(3,760)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(79,328)	(627,693)	(1,245,564)	(786,516)	(1,438,036)

TOTAL INCREASE (DECREASE) IN NET ASSETS	618,008	893,048	1,918,584	833,108	1,549,761

NET ASSETS
Beginning of period	2,430,248	5,713,181	9,623,730	6,668,464	8,539,166
End of period	$3,048,256	$6,606,229	$11,542,314	$7,501,572	$10,088,927

Beginning units	104,602	249,774	341,080	263,746	231,583
Units issued	7,803	6,503	8,846	11,180	17,076
Units redeemed	(10,831)	(30,130)	(45,145)	(39,103)	(48,560)
Ending units	101,574	226,147	304,781	235,823	200,099

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Research Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	T. Rowe Price International Stock Portfolio	Prudential Small Capitalization Stock Portfolio	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,147)	$121,682	$37,562	$(17,500)	$—
Capital gains distributions received	237,199	551,274	113,820	—	4,522
Net realized gain (loss) on shares redeemed	(3,029)	15,304	3,561	9,707	—
Net change in unrealized appreciation (depreciation) on investments	384,465	1,314,855	471,474	335,973	5,971
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	614,488	2,003,115	626,417	328,180	10,493

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	75,297	282,365	177,911	20,604	—
Participant loans	(1,660)	(18,620)	(5,644)	(8,383)	—
Participant loan repayments and interest	2,696	18,805	7,723	10,497	—
Surrenders, withdrawals and death benefits	(91,440)	(1,086,757)	(186,823)	(84,927)	—
Net transfers between other subaccounts
or fixed rate option	8,515	(130,266)	(220,476)	(28,461)	—
Other charges	(736)	(3,523)	(1,360)	(1,297)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(7,328)	(937,996)	(228,669)	(91,967)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	607,160	1,065,119	397,748	236,213	10,493

NET ASSETS
Beginning of period	1,960,014	8,315,814	2,437,409	1,584,645	28,826
End of period	$2,567,174	$9,380,933	$2,835,157	$1,820,858	$39,319

Beginning units	69,225	266,402	155,342	71,601	1,000
Units issued	3,647	13,911	12,432	11,113	—
Units redeemed	(4,027)	(40,434)	(24,994)	(14,835)	—
Ending units	68,845	239,879	142,780	67,879	1,000

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$20,960	$(56,028)	$(30,574)	$(40,235)	$(62,662)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	43,700	23,153	67,025	180,370
Net change in unrealized appreciation (depreciation) on investments	—	(55,563)	(5,107)	(177,798)	(428,562)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,960	(67,891)	(12,528)	(151,008)	(310,854)

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	217,940	190,545	135,842	89,589	140,034
Participant loans	(11,050)	(6,350)	(5,446)	(1,634)	(37,663)
Participant loan repayments and interest	6,444	3,910	5,507	3,279	12,564
Surrenders, withdrawals and death benefits	(495,137)	(405,675)	(259,329)	(231,561)	(420,966)
Net transfers between other subaccounts
or fixed rate option	(302,892)	23,073	(119,345)	147,516	(8,079)
Other charges	(20,057)	(6,565)	(3,850)	(4,572)	(6,534)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(604,752)	(201,062)	(246,621)	2,617	(320,644)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(583,792)	(268,953)	(259,149)	(148,391)	(631,498)

NET ASSETS
Beginning of period	4,228,498	5,921,029	3,298,640	4,162,616	6,389,065
End of period	$3,644,706	$5,652,076	$3,039,491	$4,014,225	$5,757,567

Beginning units	342,154	224,025	154,619	163,372	236,261
Units issued	25,347	14,446	13,426	23,797	13,948
Units redeemed	(74,593)	(22,204)	(25,074)	(24,101)	(25,802)
Ending units	292,908	216,267	142,971	163,068	224,407

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Equity Portfolio (Class I)	Prudential Jennison Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$58,306	$(221,288)	$(59,381)	$(96,365)	$(194,170)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,482)	1,025,230	325,088	561,135	968,012
Net change in unrealized appreciation (depreciation) on investments	(121,379)	(1,919,900)	(886,096)	(956,506)	(981,126)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(65,555)	(1,115,958)	(620,389)	(491,736)	(207,284)

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	75,278	283,478	158,830	(61,788)	251,042
Participant loans	(13,292)	(73,417)	(5,097)	(25,103)	(47,670)
Participant loan repayments and interest	2,914	44,014	17,533	19,763	27,270
Surrenders, withdrawals and death benefits	(203,315)	(1,644,746)	(466,714)	(564,556)	(1,086,077)
Net transfers between other subaccounts
or fixed rate option	112,211	(305,560)	(253,086)	(156,397)	(241,042)
Other charges	(2,925)	(22,304)	(6,810)	(8,806)	(14,965)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(29,129)	(1,718,535)	(555,344)	(796,887)	(1,111,442)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(94,684)	(2,834,493)	(1,175,733)	(1,288,623)	(1,318,726)

NET ASSETS
Beginning of period	3,001,587	22,675,325	6,392,828	9,726,160	19,075,931
End of period	$2,906,903	$19,840,832	$5,217,095	$8,437,537	$17,757,205

Beginning units	108,371	700,178	200,950	333,837	514,969
Units issued	10,825	31,748	9,880	8,408	51,450
Units redeemed	(11,851)	(83,250)	(27,097)	(34,880)	(78,882)
Ending units	107,345	648,676	183,733	307,365	487,537

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Global Portfolio	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Growth Series (Initial Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(29,617)	$(6,114)	$(47,973)	$64,172	$(85,722)
Capital gains distributions received	—	436,181	532,068	—	641,210
Net realized gain (loss) on shares redeemed	195,385	94,757	267,153	196,532	307,999
Net change in unrealized appreciation (depreciation) on investments	(386,598)	(1,167,140)	(1,039,879)	(1,531,662)	(666,719)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(220,830)	(642,316)	(288,631)	(1,270,958)	196,768

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	100,606	(81,786)	87,037	159,739	80,136
Participant loans	(11,817)	(54,739)	(26,499)	(28,108)	(21,916)
Participant loan repayments and interest	5,579	13,840	10,208	26,426	6,269
Surrenders, withdrawals and death benefits	(341,874)	(578,986)	(1,038,688)	(636,043)	(768,102)
Net transfers between other subaccounts
or fixed rate option	(100,241)	(196,902)	(113,367)	(273,926)	(80,771)
Other charges	(1,943)	(6,869)	(9,803)	(7,577)	(6,376)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(349,690)	(905,442)	(1,091,112)	(759,489)	(790,760)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(570,520)	(1,547,758)	(1,379,743)	(2,030,447)	(593,992)

NET ASSETS
Beginning of period	3,000,768	7,260,939	11,003,473	8,698,911	9,133,158
End of period	$2,430,248	$5,713,181	$9,623,730	$6,668,464	$8,539,166

Beginning units	118,585	284,904	376,234	289,958	251,909
Units issued	9,392	5,607	10,715	10,674	19,544
Units redeemed	(23,375)	(40,737)	(45,869)	(36,886)	(39,870)
Ending units	104,602	249,774	341,080	263,746	231,583
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	MFS® Research Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	T. Rowe Price International Stock Portfolio	Prudential Small Capitalization Stock Portfolio	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(6,362)	$101,458	$10,267	$(17,333)	$—
Capital gains distributions received	252,224	838,891	262,529	—	1,590
Net realized gain (loss) on shares redeemed	27,916	(29,580)	(15,379)	63,796	—
Net change in unrealized appreciation (depreciation) on investments	(373,342)	(1,882,731)	(682,719)	(206,521)	(1,849)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(99,564)	(971,962)	(425,302)	(160,058)	(259)

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	21,619	227,655	127,084	27,760	—
Participant loans	(3,376)	(31,861)	(7,128)	(13,375)	—
Participant loan repayments and interest	2,910	22,259	7,630	6,582	—
Surrenders, withdrawals and death benefits	(155,047)	(577,693)	(184,761)	(76,865)	—
Net transfers between other subaccounts
or fixed rate option	(37,956)	(292,066)	144,709	115,068	—
Other charges	(1,234)	(6,772)	(2,577)	(2,152)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(173,084)	(658,478)	84,957	57,018	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(272,648)	(1,630,440)	(340,345)	(103,040)	(259)

NET ASSETS
Beginning of period	2,232,662	9,946,254	2,777,754	1,687,685	29,085
End of period	$1,960,014	$8,315,814	$2,437,409	$1,584,645	$28,826

Beginning units	74,694	285,811	150,376	68,914	1,000
Units issued	2,310	12,318	24,915	24,364	—
Units redeemed	(7,779)	(31,727)	(19,949)	(21,677)	—
Ending units	69,225	266,402	155,342	71,601	1,000

The accompanying notes are an integral part of these financial statements.
A12

NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
December 31, 2019

Note 1:	General
Prudential Discovery Select Group Variable Contract Account (the “Account”) was established under the laws of the State of New Jersey on February 11, 1997 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of Discovery Select Group Retirement Annuity (the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended, and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The contracts are group annuity contracts and generally are issued to employers (individually, a “contractholder” and collectively, the “contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a contract is a “participant".
The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.
The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	Prudential Global Portfolio
Prudential Diversified Bond Portfolio	Invesco V.I. Core Equity Fund (Series I)
Prudential Government Income Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
Prudential Conservative Balanced Portfolio	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
Prudential Flexible Managed Portfolio	MFS® Growth Series (Initial Class)
Prudential High Yield Bond Portfolio	MFS® Research Series (Initial Class)
Prudential Stock Index Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)
Prudential Value Portfolio (Class I)	T. Rowe Price International Stock Portfolio
Prudential Equity Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio
Prudential Jennison Portfolio (Class I)	AB VPS Small Cap Growth Portfolio (Class A)
There were no mergers during the period ended December 31, 2019.
The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund is managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

A13

Note 2:	Significant Accounting Policies (continued)

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.
Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.
Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes
Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2019 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$336,635	$677,727
Prudential Diversified Bond Portfolio	435,118	588,655
Prudential Government Income Portfolio	323,505	478,663
Prudential Conservative Balanced Portfolio	356,501	671,145
Prudential Flexible Managed Portfolio	242,675	627,059
Prudential High Yield Bond Portfolio	150,858	467,964
Prudential Stock Index Portfolio	380,305	3,515,873
Prudential Value Portfolio (Class I)	114,256	633,527
Prudential Equity Portfolio (Class I)	113,199	1,592,200
Prudential Jennison Portfolio (Class I)	873,543	3,139,779

A14

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
Prudential Global Portfolio	$156,697	$262,019
Invesco V.I. Core Equity Fund (Series I)	91,208	776,948
Janus Henderson VIT Research Portfolio (Institutional Shares)	180,633	1,528,722
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	173,872	1,025,914
MFS® Growth Series (Initial Class)	506,999	2,035,882
MFS® Research Series (Initial Class)	93,004	121,542
T. Rowe Price Equity Income Portfolio (Equity Income Class)	283,036	1,302,555
T. Rowe Price International Stock Portfolio	158,187	412,092
Prudential Small Capitalization Stock Portfolio	198,071	306,917
AB VPS Small Cap Growth Portfolio (Class A)	—	—

Note 6:	Related Party Transactions
The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund. PGIM Investments has entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund.
Certain charges and fees of the portfolios of The Prudential Series Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.
See The Prudential Series Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund in which it invests, including the related party expenses disclosed above.
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the

A15

Note 6:	Related Party Transactions (continued)

subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:	Financial Highlights
The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.
In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only contract designs within the Account that had contractholder units outstanding during the respective periods were considered when determining the ranges, which exclude Prudential's position in the Account. The summary may not reflect the minimum and maximum contract charges as contractholders may not have selected all available options offered by Prudential.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2019	268	$12.47	to	$12.84	$3,369	1.91%		0.85%	to	1.00%	0.91%	to	1.06%
December 31, 2018	293	$12.36	to	$12.71	$3,645	1.51%		0.85%	to	1.00%	0.53%	to	0.68%
December 31, 2017	342	$12.29	to	$12.62	$4,228	0.54%		0.85%	to	1.00%	-0.43%	to	-0.29%
December 31, 2016	429	$12.35	to	$12.66	$5,313	0.09%		0.85%	to	1.00%	-0.88%	to	-0.73%
December 31, 2015	442	$12.46	to	$12.75	$5,525	0.00%	(1)	0.85%	to	1.00%	-0.99%	to	-0.84%

	Prudential Diversified Bond Portfolio
December 31, 2019	213	$28.58	to	$29.43	$6,104	0.00%		0.85%	to	1.00%	9.80%	to	9.96%
December 31, 2018	216	$26.03	to	$26.76	$5,652	0.00%		0.85%	to	1.00%	-1.14%	to	-0.99%
December 31, 2017	224	$26.33	to	$27.03	$5,921	0.00%		0.85%	to	1.00%	5.95%	to	6.10%
December 31, 2016	263	$24.85	to	$25.48	$6,567	0.00%		0.85%	to	1.00%	4.57%	to	4.72%
December 31, 2015	270	$23.76	to	$24.33	$6,437	0.00%		0.85%	to	1.00%	-1.24%	to	-1.10%

	Prudential Government Income Portfolio
December 31, 2019	137	$22.38	to	$23.04	$3,081	0.00%		0.85%	to	1.00%	5.56%	to	5.72%
December 31, 2018	143	$21.20	to	$21.80	$3,039	0.00%		0.85%	to	1.00%	-0.36%	to	-0.21%
December 31, 2017	155	$21.28	to	$21.85	$3,299	0.00%		0.85%	to	1.00%	1.92%	to	2.07%
December 31, 2016	162	$20.88	to	$21.40	$3,398	0.00%		0.85%	to	1.00%	1.18%	to	1.32%
December 31, 2015	170	$20.63	to	$21.12	$3,514	0.00%		0.85%	to	1.00%	-0.33%	to	-0.18%

	Prudential Conservative Balanced Portfolio
December 31, 2019	153	$28.75	to	$29.61	$4,426	0.00%		0.85%	to	1.00%	17.32%	to	17.49%
December 31, 2018	163	$24.51	to	$25.20	$4,014	0.00%		0.85%	to	1.00%	-3.43%	to	-3.29%
December 31, 2017	163	$25.38	to	$26.06	$4,163	0.00%		0.85%	to	1.00%	11.26%	to	11.42%
December 31, 2016	222	$22.81	to	$23.39	$5,085	0.00%		0.85%	to	1.00%	6.24%	to	6.39%
December 31, 2015	236	$21.47	to	$21.98	$5,073	0.00%		0.85%	to	1.00%	-0.59%	to	-0.45%

	Prudential Flexible Managed Portfolio
December 31, 2019	213	$30.41	to	$31.32	$6,483	0.00%		0.85%	to	1.00%	18.69%	to	18.86%
December 31, 2018	224	$25.62	to	$26.35	$5,758	0.00%		0.85%	to	1.00%	-5.13%	to	-4.99%
December 31, 2017	236	$27.01	to	$27.73	$6,389	0.00%		0.85%	to	1.00%	13.83%	to	14.00%
December 31, 2016	294	$23.73	to	$24.33	$6,991	0.00%		0.85%	to	1.00%	7.47%	to	7.62%
December 31, 2015	300	$22.08	to	$22.60	$6,630	0.00%		0.85%	to	1.00%	0.01%	to	0.16%

	Prudential High Yield Bond Portfolio
December 31, 2019	98	$31.01	to	$31.94	$3,045	0.00%		0.85%	to	1.00%	15.18%	to	15.35%
December 31, 2018	107	$26.93	to	$27.69	$2,907	2.86%		0.85%	to	1.00%	-2.24%	to	-2.09%
December 31, 2017	108	$27.54	to	$28.28	$3,002	6.09%		0.85%	to	1.00%	6.74%	to	6.90%
December 31, 2016	130	$25.80	to	$26.45	$3,363	6.52%		0.85%	to	1.00%	15.12%	to	15.28%
December 31, 2015	131	$22.41	to	$22.95	$2,959	6.20%		0.85%	to	1.00%	-3.42%	to	-3.27%

A16

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Stock Index Portfolio
December 31, 2019	568	$39.52	to	$41.77	$22,530	0.00%	0.85%	to	1.00%	29.78%	to	29.97%
December 31, 2018	649	$30.45	to	$32.14	$19,841	0.00%	0.85%	to	1.00%	-5.56%	to	-5.42%
December 31, 2017	700	$32.24	to	$33.98	$22,675	1.61%	0.85%	to	1.00%	20.27%	to	20.44%
December 31, 2016	765	$26.81	to	$28.21	$20,588	1.82%	0.85%	to	1.00%	10.75%	to	10.91%
December 31, 2015	788	$24.21	to	$25.44	$19,132	1.49%	0.85%	to	1.00%	0.18%	to	0.33%

	Prudential Value Portfolio (Class I)
December 31, 2019	169	$35.32	to	$36.38	$6,010	0.00%	0.85%	to	1.00%	24.81%	to	25.00%
December 31, 2018	184	$28.30	to	$29.10	$5,217	0.00%	0.85%	to	1.00%	-10.77%	to	-10.64%
December 31, 2017	201	$31.72	to	$32.57	$6,393	0.00%	0.85%	to	1.00%	15.83%	to	16.00%
December 31, 2016	253	$27.38	to	$28.07	$6,931	0.00%	0.85%	to	1.00%	10.32%	to	10.48%
December 31, 2015	289	$24.82	to	$25.41	$7,191	0.00%	0.85%	to	1.00%	-9.10%	to	-8.97%

	Prudential Equity Portfolio (Class I)
December 31, 2019	264	$34.99	to	$36.04	$9,250	0.00%	0.85%	to	1.00%	27.61%	to	27.80%
December 31, 2018	307	$27.42	to	$28.20	$8,438	0.00%	0.85%	to	1.00%	-5.79%	to	-5.65%
December 31, 2017	334	$29.11	to	$29.89	$9,726	0.00%	0.85%	to	1.00%	24.54%	to	24.72%
December 31, 2016	400	$23.37	to	$23.96	$9,364	0.00%	0.85%	to	1.00%	2.77%	to	2.92%
December 31, 2015	433	$22.74	to	$23.28	$9,851	0.00%	0.85%	to	1.00%	1.35%	to	1.50%

	Prudential Jennison Portfolio (Class I)
December 31, 2019	439	$47.73	to	$49.16	$21,103	0.00%	0.85%	to	1.00%	32.02%	to	32.22%
December 31, 2018	488	$36.15	to	$37.18	$17,757	0.00%	0.85%	to	1.00%	-1.76%	to	-1.61%
December 31, 2017	515	$36.80	to	$37.79	$19,076	0.00%	0.85%	to	1.00%	35.34%	to	35.54%
December 31, 2016	560	$27.19	to	$27.88	$15,308	0.00%	0.85%	to	1.00%	-1.86%	to	-1.72%
December 31, 2015	633	$27.71	to	$28.37	$17,621	0.00%	0.85%	to	1.00%	10.38%	to	10.54%

	Prudential Global Portfolio
December 31, 2019	102	$29.89	to	$30.79	$3,048	0.00%	0.85%	to	1.00%	29.10%	to	29.29%
December 31, 2018	105	$23.16	to	$23.81	$2,430	0.00%	0.85%	to	1.00%	-8.23%	to	-8.09%
December 31, 2017	119	$25.23	to	$25.91	$3,001	0.00%	0.85%	to	1.00%	23.60%	to	23.79%
December 31, 2016	124	$20.41	to	$20.93	$2,528	0.00%	0.85%	to	1.00%	3.43%	to	3.58%
December 31, 2015	127	$19.74	to	$20.21	$2,514	0.00%	0.85%	to	1.00%	1.36%	to	1.51%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2019	226	$29.10	to	$29.96	$6,606	0.93%	0.85%	to	1.00%	27.69%	to	27.88%
December 31, 2018	250	$22.79	to	$23.43	$5,713	0.89%	0.85%	to	1.00%	-10.29%	to	-10.16%
December 31, 2017	285	$25.40	to	$26.08	$7,261	1.00%	0.85%	to	1.00%	12.06%	to	12.22%
December 31, 2016	330	$22.67	to	$23.24	$7,499	0.75%	0.85%	to	1.00%	9.20%	to	9.35%
December 31, 2015	369	$20.76	to	$21.25	$7,687	1.11%	0.85%	to	1.00%	-6.70%	to	-6.56%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2019	305	$37.71	to	$38.84	$11,542	0.46%	0.85%	to	1.00%	34.18%	to	34.38%
December 31, 2018	341	$28.11	to	$28.90	$9,624	0.54%	0.85%	to	1.00%	-3.54%	to	-3.40%
December 31, 2017	376	$29.14	to	$29.92	$11,003	0.39%	0.85%	to	1.00%	26.62%	to	26.80%
December 31, 2016	421	$23.01	to	$23.59	$9,711	0.54%	0.85%	to	1.00%	-0.47%	to	-0.33%
December 31, 2015	460	$23.12	to	$23.67	$10,662	0.63%	0.85%	to	1.00%	4.30%	to	4.46%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2019	236	$31.64	to	$32.58	$7,502	1.89%	0.85%	to	1.00%	25.76%	to	25.95%
December 31, 2018	264	$25.16	to	$25.87	$6,668	1.75%	0.85%	to	1.00%	-15.78%	to	-15.66%
December 31, 2017	290	$29.87	to	$30.67	$8,699	1.65%	0.85%	to	1.00%	29.82%	to	30.02%
December 31, 2016	313	$23.01	to	$23.59	$7,227	4.62%	0.85%	to	1.00%	-7.36%	to	-7.22%
December 31, 2015	337	$24.84	to	$25.43	$8,410	0.59%	0.85%	to	1.00%	-9.50%	to	-9.36%

	MFS® Growth Series (Initial Class)
December 31, 2019	200	$50.26	to	$51.75	$10,089	0.00%	0.85%	to	1.00%	36.78%	to	36.98%
December 31, 2018	232	$36.74	to	$37.78	$8,539	0.09%	0.85%	to	1.00%	1.65%	to	1.80%
December 31, 2017	252	$36.14	to	$37.11	$9,133	0.09%	0.85%	to	1.00%	30.11%	to	30.30%
December 31, 2016	341	$27.78	to	$28.48	$9,494	0.04%	0.85%	to	1.00%	1.45%	to	1.60%
December 31, 2015	348	$27.38	to	$28.03	$9,560	0.16%	0.85%	to	1.00%	6.49%	to	6.65%

A17

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Research Series (Initial Class)
December 31, 2019	69	$37.09	to	$38.20	$2,567	0.79%	0.85%	to	1.00%	31.63%	to	31.83%
December 31, 2018	69	$28.18	to	$28.97	$1,960	0.68%	0.85%	to	1.00%	-5.32%	to	-5.17%
December 31, 2017	75	$29.76	to	$30.56	$2,233	1.27%	0.85%	to	1.00%	22.15%	to	22.33%
December 31, 2016	94	$24.36	to	$24.98	$2,303	0.78%	0.85%	to	1.00%	7.68%	to	7.84%
December 31, 2015	97	$22.63	to	$23.16	$2,202	0.74%	0.85%	to	1.00%	-0.19%	to	-0.05%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2019	240	$38.75	to	$39.90	$9,381	2.29%	0.85%	to	1.00%	25.15%	to	25.33%
December 31, 2018	266	$30.96	to	$31.84	$8,316	2.00%	0.85%	to	1.00%	-10.40%	to	-10.26%
December 31, 2017	286	$34.55	to	$35.48	$9,946	1.74%	0.85%	to	1.00%	14.88%	to	15.05%
December 31, 2016	314	$30.08	to	$30.84	$9,491	2.32%	0.85%	to	1.00%	18.01%	to	18.19%
December 31, 2015	334	$25.49	to	$26.09	$8,552	1.80%	0.85%	to	1.00%	-7.78%	to	-7.64%

	T. Rowe Price International Stock Portfolio
December 31, 2019	143	$19.80	to	$20.39	$2,835	2.39%	0.85%	to	1.00%	26.51%	to	26.69%
December 31, 2018	155	$15.65	to	$16.09	$2,437	1.35%	0.85%	to	1.00%	-15.05%	to	-14.93%
December 31, 2017	150	$18.42	to	$18.91	$2,778	1.04%	0.85%	to	1.00%	26.62%	to	26.81%
December 31, 2016	168	$14.55	to	$14.91	$2,447	0.99%	0.85%	to	1.00%	1.14%	to	1.28%
December 31, 2015	193	$14.38	to	$14.73	$2,778	0.96%	0.85%	to	1.00%	-1.88%	to	-1.74%

	Prudential Small Capitalization Stock Portfolio
December 31, 2019	68	$26.83	to	$26.83	$1,821	0.00%	1.00%	to	1.00%	21.21%	to	21.21%
December 31, 2018	72	$22.13	to	$22.13	$1,585	0.00%	1.00%	to	1.00%	-9.63%	to	-9.63%
December 31, 2017	69	$24.49	to	$24.49	$1,688	0.00%	1.00%	to	1.00%	11.88%	to	11.88%
December 31, 2016	84	$21.89	to	$21.89	$1,842	0.00%	1.00%	to	1.00%	25.28%	to	25.28%
December 31, 2015	70	$17.47	to	$17.47	$1,226	0.00%	1.00%	to	1.00%	-3.24%	to	-3.24%

	AB VPS Small Cap Growth Portfolio (Class A)(2)
December 31, 2019	1	$39.32	to	$39.32	$39	0.00%	0.00%	to	0.00%	36.40%	to	36.40%
December 31, 2018	1	$28.83	to	$28.83	$29	0.00%	0.00%	to	0.00%	-0.89%	to	-0.89%
December 31, 2017	1	$29.09	to	$29.09	$29	0.00%	0.00%	to	0.00%	34.12%	to	34.12%
December 31, 2016	1	$21.69	to	$21.69	$22	0.00%	0.00%	to	0.00%	6.46%	to	6.46%
December 31, 2015	1	$20.37	to	$20.37	$20	0.00%	0.00%	to	0.00%	-1.25%	to	-1.25%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period.

A18

Note 7:	Financial Highlights (continued)

(1)	Amount is less than 0.01%.

(2)	All units are owned by Prudential and no expenses are charged. Inclusion of expenses in the calculation would result in a reduction in the unit value and total return presented.

Note 8:	Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Prudential.
Prudential assesses a daily charge for administrative expenses, based on a percentage of net assets of each subaccount of the Account, as agreed upon under each respective contract. Additionally, there is a 0.15% daily charge assessed for the assumption of mortality and expense risk, which is also based on net assets of each subaccount. While a total maximum administrative fee and mortality and expense risk charge of 1% could be charged under the contracts, the total rates currently charged by Prudential for these expenses range between 0.85% to 1%, which is assessed through a reduction in unit values.
Annual Account Charge
An additional administrative charge of up to $32, the annual account charge, is paid to Prudential on or about the last day of each calendar year and at the time of a full withdrawal. The annual account charge will be prorated for new participants on a monthly basis for their first year of participation. Generally, the charge will first be made against the participant account value under the guaranteed interest account (if available). If the participant is not invested in the guaranteed interest account, or if the participant does not have enough money in such an option to pay the charge, the charge will then be made against any one or more of the subaccounts in which the participant is invested.
Withdrawal Charge
Certain contracts provide for a withdrawal charge, imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to implement and rebalance a model asset allocation through an asset allocation program provided by Prudential, to provide a minimum distribution payment on contributions received from a rollover, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than individual retirement accounts, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the participant or termination of the participant by the contractholder. This charge is assessed through the redemption of units. Prudential has waived withdrawal charges effective October 1, 2009.
Participant Loan Charges
Prudential charges a loan application fee of up to $75, which is deducted from the participant account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9:	Other
Accumulation units are the basic valuation units used to calculate a contractholder's interest allocated to the variable account before the annuitization date.
Contractholder net payments represent contractholder contributions, net of applicable deductions, charges, and state premium taxes.
Participant loans represent amounts borrowed by contractholders using the contract as the security for the loan.
Participant loan repayments and interest represent payments made by contractholders to reduce the total

A19

Note 9:	Other (continued)

outstanding participant loan principal plus accrued interest.
Surrenders, withdrawals and death benefits are payments to contractholders and beneficiaries made under the terms of the contracts, including amounts that contractholders have requested to be withdrawn or paid to them. In addition, the balance includes timing related adjustments on contractholder transactions, which are funded by the general account in order to maintain appropriate contractholder account balances.
Net transfers between other subaccounts or fixed rate option are amounts that contractholders have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.
Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.
Receivable from (Payable to) The Prudential Insurance Company of America represents the amount Prudential may owe to or expect to receive from the Account primarily related to processing contractholder payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or (payable to) Prudential. The receivable/(payable) has no effect on the contractholder’s account or the related unit value.

Note 10:	Subsequent Events
On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Insurance Company of America and
the Contractholders of Prudential Discovery Select Group Variable Contract Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Prudential Discovery Select Group Variable Contract Account indicated in the table below as of December 31, 2019, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Prudential Discovery Select Group Variable Contract Account as of December 31, 2019, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio	Prudential Global Portfolio
Prudential Diversified Bond Portfolio	Invesco V.I. Core Equity Fund (Series I)
Prudential Government Income Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
Prudential Conservative Balanced Portfolio	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
Prudential Flexible Managed Portfolio	MFS® Growth Series (Initial Class)
Prudential High Yield Bond Portfolio	MFS® Research Series (Initial Class)
Prudential Stock Index Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)
Prudential Value Portfolio (Class I)	T. Rowe Price International Stock Portfolio
Prudential Equity Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio
Prudential Jennison Portfolio (Class I)	AB VPS Small Cap Growth Portfolio (Class A)

Basis for Opinions

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Prudential Discovery Select Group Variable Contract Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Prudential Discovery Select Group Variable Contract Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2020

We have served as the auditor of one or more of the subaccounts of Prudential Discovery Select Group Variable Contract Account since 1997.

A21

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2019, 2018 and 2017
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	121
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations and Changes in Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	7
Annual Statement Schedule 1 - Selected Financial Data	110
Supplemental Investments Risks Interrogatories Schedule	113
Summary Investment Schedule	119

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2019	December 31, 2018
	(in millions)
ASSETS
Bonds	$90,272	$84,868
Preferred stocks	101	100
Common stocks	7,352	6,718
Mortgage loans on real estate	21,429	19,140
Real estate	532	531
Contract loans	2,943	2,903
Cash and short-term investments	5,827	3,744
Derivatives	3,455	2,873
Other invested assets	6,734	5,525
Total cash and invested assets	138,645	126,402
Premiums due and deferred	3,461	3,101
Accrued investment income	922	913
Current federal income tax recoverable	—	109
Net deferred tax asset	1,542	1,438
Other assets	1,470	1,529
Separate account assets	146,278	137,672
TOTAL ASSETS	$292,318	$271,164

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$90,123	$84,726
Deposit-type contracts	16,721	16,718
Advanced premiums	57	53
Policy dividends	1,521	1,709
Notes payable and other borrowings	181	181
Asset valuation reserve	3,205	2,549
Federal income tax payable	127	—
Interest maintenance reserve	480	—
Transfers to (from) separate accounts due or accrued	(502)	(441)
Securities sold under agreement to repurchase	6,812	6,908
Cash collateral held for loaned securities	2,797	2,463
Derivatives	1,329	866
Other liabilities	12,093	7,322
Separate account liabilities	145,891	137,415
Total liabilities	280,835	260,469

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	1,437	922
Surplus notes	346	845
Special surplus fund	337	307
Unassigned surplus	9,363	8,621
Total capital and surplus	11,483	10,695
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$292,318	$271,164

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2019	2018	2017
	(in millions)
REVENUES
Premiums and annuity considerations	$29,753	$30,488	$25,310
Net investment income	5,237	4,896	5,158
Other income (loss)	999	1,585	1,376
Total Revenues	35,989	36,969	31,844

BENEFITS AND EXPENSES
Death benefits	4,572	4,804	5,392
Annuity benefits	12,233	11,217	10,335
Disability benefits	1,056	1,018	967
Other benefits	19	20	21
Surrender benefits and fund withdrawals	14,423	12,650	10,715
Net increase (decrease) in reserves	5,133	3,218	3,634
Commissions	1,255	1,057	912
Net transfer to (from) separate accounts	(4,571)	228	(2,295)
Other expenses (benefits)	1,754	1,151	1,414
Total Benefits and Expenses	35,874	35,363	31,095

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	115	1,606	749
Dividends to policyholders	(125)	26	(141)

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	240	1,580	890
Income tax expense (benefit)	270	177	385

INCOME (LOSS) FROM OPERATIONS	(30)	1,403	505
Net realized capital gains (losses)	(139)	(79)	(722)

NET INCOME (LOSS)	$(169)	$1,324	$(217)

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$10,695	$9,948	$11,174
Net income (loss)	(169)	1,324	(217)
Change in common capital stock and gross paid in and contributed surplus	515	715	163
Change in net unrealized capital gains (losses)	1,330	(202)	585
Change in nonadmitted assets	137	(19)	(429)
Change in asset valuation reserve	(656)	(67)	(211)
Change in net deferred income tax	398	278	(655)
Change in surplus notes	(499)	—	—
Change in reserve on account of change in valuation basis	185	(877)	53
Dividends to stockholders	(600)	—	(1,000)
Net change in separate accounts surplus	467	(320)	56
Amortization related to employee retirement plans and other pension adjustments	(180)	(156)	389
Other changes, net	(140)	71	40
Net change in capital and surplus	788	747	(1,226)
CAPITAL AND SURPLUS, END OF PERIOD	$11,483	$10,695	$9,948

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2019	2018	2017
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$26,189	$29,501	$22,437
Net investment income	5,160	4,766	4,999
Other income	1,601	1,577	1,624
Separate account transfers	7,644	699	4,908
Benefits and claims	(31,918)	(29,968)	(27,420)
Policyholders’ dividends	(62)	(62)	(137)
Federal income taxes	(179)	(282)	(482)
Other operating expenses	(1,984)	(1,443)	(1,801)

Net cash from (used in) operating activities	6,451	4,788	4,128

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	14,140	13,949	11,825
Stocks	470	515	533
Mortgage loans on real estate	3,023	2,889	2,759
Real estate	—	260	—
Other invested assets	647	844	777
Miscellaneous proceeds	552	197	179
Payments for investments acquired
Bonds	(19,367)	(20,452)	(13,222)
Stocks	(350)	(854)	(556)
Mortgage loans on real estate	(5,270)	(3,395)	(3,262)
Real estate	(43)	(212)	(52)
Other invested assets	(1,259)	(1,285)	(963)
Miscellaneous applications	(351)	(178)	(393)

Net cash from (used in) investing activities	(7,808)	(7,722)	(2,375)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(49)	(19)	(16)
Proceeds from (payments of) surplus paid in	—	500	150
Dividends to stockholders	(600)	—	(1,000)
Net deposits on deposit-type contract funds	(526)	(1,002)	(45)
Other financing activities	4,615	2,072	9

Net cash from (used in) financing activities	3,440	1,551	(902)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	2,083	(1,383)	851
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	3,744	5,127	4,276
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$5,827	$3,744	$5,127

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Years Ended
		December 31,
	2019	2018	2017
	(in millions)
In-kind assets receipt related to pension risk transfer transactions	$3,135	$806	$2,706
Repayment of a surplus note by parent	500	—	—
Asset transfer from common stocks to other invested assets	256	—	—
Amortization of deferred gains related to reinsurance transactions with affiliates	92	110	118
Dividend distribution from a subsidiary related to a tax payment agreement	30	74	85
Transfer of bonds from an affiliate	23	—	—
Transfer of bonds to an affiliate	20	—	—
Contribution of tax credits from parent	15	15	14
Contribution of tax credits to a subsidiary	6	6	5
Capitalized deferred interest on mortgage loans	4	—	—
Capital contribution from parent	—	200	—
Donation of equity securities to an affiliated charitable organization	—	30	69
Asset transfer from mortgage loans to other invested assets	—	1	—
Transfer of net assets from affiliates	—	—	334
Deferral of gains related to a reinsurance transaction with an affiliate	—	—	131
Unsettled trade activity	—	—	75
Impairment of a fixed asset	—	—	19
Payment on a loan	—	—	2

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1A.	Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance and annuities, group insurance and pension and retirement products and related services and administration. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices

The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:

•
The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•
Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment.   With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2019 and 2018, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

•
In 2004, one of the Company’s insurance subsidiaries, Prudential Retirement and Annuity Company (“PRIAC”), received approval from its domiciliary insurance department, the Connecticut Insurance Department, to record a deferred gain associated with an assumption reinsurance agreements between Connecticut General Life Insurance Company and PRIAC in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with those relevant annual statement instructions. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance with the guidance of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance,” and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by PRIAC’s Appointed Actuary. See Note 1D, Accounting Policy, for additional information related to accounting for investments in subsidiaries.

•
The Department approved a permitted accounting practice related to variable annuities that differs from SAP. In conjunction with the calculation of reserves per SSAP No. 51R, “Life Contracts” (“SSAP No. 51R”), the permitted practice allows for adjustments to the discount rate and “bond class” return prescribed parameters of the Actuarial Guideline 43 “CARVM for Variable Annuities” (“AG 43”), standard scenario calculation to be more consistent with current market conditions. In addition to adjusting the Company’s reserves calculated under SAP, the use of the permitted practice effects the calculation of current taxes and net admitted deferred tax assets. The permitted practice is referred to as “Reserve calculation adjustments” in the below financial statement reconciliation. The permitted accounting practice was discontinued as of fourth quarter 2019.

•
In 2015, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)
Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2019 and 2018, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)
Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦
To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” instead of recording these securities at fair value as required by SSAP No. 56.

◦
The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦
To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦
To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” indicates that derivatives that are used for hedging transactions for which an entity either (1) doesn’t meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2019	2018	2017
				(in millions)
Net Income
New Jersey state basis (Page 4, Net Income)				$(169)	$1,324	$(217)

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Other income (loss)	(1,021)	(144)	(211)
Separate Account Valuation	56	4	Net increase (decrease) in reserves	1,021	144	211

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Reserve calculation adjustments	51R	4	Net increase (decrease) in reserves	—	1	(27)
Reserve calculation adjustments	51R	4	Income tax expense (benefit)	—	(26)	1
NAIC SAP				$(169)	$1,349	$(191)

Surplus
New Jersey state basis (Page 3, Total Capital and Surplus)				$11,483	$10,695	$9,948

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	4	Change in nonadmitted assets	41	40	42

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	4	Change in net unrealized capital gains (losses)	(56)	(62)	(70)
Reserve calculation adjustments	51R	4	Net increase (decrease) in reserves	—	1	(27)
Reserve calculation adjustments	51R	4	Income tax expense (benefit)	—	(26)	1
Reserve calculation adjustments	51R	4	Change in net deferred income tax	—	26	5
Reserve calculation adjustments	51R	4	Change in nonadmitted assets	—	(29)	(9)
NAIC SAP				$11,498	$10,745	$10,006

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	SSAP #	F/S Page	F/S Line #	2019	2018
				(in millions)
Assets
New Jersey state basis (Page 3, Total Assets)				$292,318	$271,164

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Separate account assets	(2,614)	450
Admit leasehold improvements	19	3	Other assets	41	40

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	3	Common stocks	(56)	(62)
Reserve calculation adjustments	51R	3	Net deferred tax asset	—	(4)
Reserve calculation adjustments	51R	3	Current federal income tax recoverable	—	(26)
NAIC SAP				$294,947	$270,766

Liabilities
New Jersey state basis (Page 3, Total Liabilities)				$280,835	$260,469

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Future policy benefits and claims	(1,021)	(144)
Separate Account Valuation	56	3	Separate account liabilities	(1,593)	594

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Reserve calculation adjustments	51R	3	Future policy benefits and claims	—	(1)
NAIC SAP				$283,449	$260,020

1C.	Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

1D.	Accounting Policy
In addition, the Company uses the following accounting policies:

1)
Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.

Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

2)
Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into six categories ranging from highest quality bonds to those in or near default. Bonds rated in the top five categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss.
The Company does not hold any bonds that utilize the systematic value measurement method approach for SVO-Identified investments.
Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2019 and 2018.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2019 and 2018.

3)
Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.

4)
Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

5)
Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

6)
Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.

7)
Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in net investment income when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.

8)
Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or permitted alternatives as defined in SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies.”

9)
Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 8, Derivatives, for additional disclosures.

10)	The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”

11)
Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

12)	The Company has not modified its capitalization policy from the prior period.

13)	The Company does not have any pharmaceutical rebates receivable.

14)
Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Net realized capital gains (losses) are recorded upon termination of the agreements.

15)
Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

and accounted for based on the type of investment. A liability to return collateral received is reported in “Cash collateral held for loaned securities.”

16)	Contract loans are stated at unpaid principal balances.

17)
Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Under SAP, several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:

a)	the reasons for the decline in value (credit event, currency or interest related, including general spread widening);

b)	a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;

c)	a company’s intent to sell its investment before recovery of the cost of the investment;

d)	the financial condition of and near-term prospects of the issuer; and

e)	for stocks, the extent and duration of the decline.

For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on a post tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, even if the Company has no intent to sell and the Company has the intent and ability to hold to recovery, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on a post tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.

18)
Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”

19)
Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.

20)
Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate in light of the assets supporting them.

21)
The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and past experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

22)
AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.

23)	Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.

24)
The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings.

25)
The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurance are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.

26)
Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.

27)
“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.

28)	Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP and NAIC statutory instructions.

29)	NAIC SAP and NJ SAP differ from GAAP in certain respects, which in some cases may be material. The significant differences between SAP and GAAP are noted below:

•
Under SAP, financial statements of subsidiaries are not consolidated with their parent company. The equity value of the subsidiaries are recorded as preferred stock, common stock and other invested assets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

•
Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the contracts in proportion to gross margins, gross profits or gross premiums, depending on the type of contract.

•
Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•
Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•
Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•
Under SAP, IMR is established to capture interest-related realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•
Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•
Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•	Under SAP, changes in fair value of equity investments are reported in surplus; under GAAP, changes in fair value of equity investments are reported in net income.

•
Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

•	Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•
Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•	Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•
Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense.  In addition, the deferred tax asset under SAP is subject to admissibility limits.

•
Under SAP, deposits to universal life contracts and investment-type contracts without life contingencies are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•
Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•
Under SAP, interest-related other-than-temporary impairments for bonds are determined based primarily upon PICA’s intent to sell or inability to assert its intent and ability to hold the security until recovery; under GAAP, other-than-temporary impairments for debt securities are based primarily upon whether PICA intends to sell the security or more likely than not will be required

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

to sell the security before recovery of its amortized cost basis.

•	Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•
Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

•
Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases and expensed in accordance with ASC 842 “Leases.” Prior to the adoption of ASC 842 in 2019, leases were recorded as either operating or capital leases and expensed in accordance with ASC 840 “Leases.”

1E.	Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.	Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In December 2017, the Securities and Exchange Commission (“SEC”) staff issued Staff Accounting Bulletin No. 118, “Income Tax Accounting Implications of the Tax Cuts and Jobs Act” (“SAB 118”), which allows the registrants to record provisional amounts during a “measurement period” not to extend beyond one year. On February 8, 2018, the NAIC’s SAP Working Group issued INT 18-01, Updated Tax Estimates under the Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”), which adopts concepts from SAB 118 related to “complete” and “incomplete” estimates and those items for which a reasonable estimate cannot be determined. See Note 9, Income Taxes, for a discussion

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

of provisional amounts related to the Tax Act of 2017 included in “Total incurred income tax expense” in 2017 and adjustments to provisional amounts recorded in 2018.

1G.	Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. There were no accounting changes or corrections of errors as of December 31, 2019, 2018 and 2017, respectively.
In 2019, the NAIC adopted final revisions to the Valuation Manual (VM-21), Actuarial Guideline 43 (“AG 43”), and risk-based capital instructions to implement a new variable annuity statutory framework for 2020. Changes include: (i) aligning economically-focused hedge assets with liability valuations; (ii) reforming standard scenarios for AG 43 and C3 Phase II; and (iii) standardizing capital market assumptions and aligning total asset requirements and reserves. The Company does not expect material impacts to target capital levels from the revised framework. The NAIC is considering further changes to the Valuation Manual for future years.
In March 2017, the NAIC adopted revisions to SSAP No. 35R, “Guaranty Fund and Other Assessments.” The revision allows for the discounting of liabilities for guaranty funds and the related assets recognized from accrued and paid liability assessments from insolvencies of entities that wrote long term care contracts. See Note 14B, Assessments, for details regarding guaranty fund assessments.
In 2016, the NAIC adopted a principle-based reserving approach for life insurance products. Principle-based reserving replaces the reserving methods for life insurance products for which the former formulaic basis for reserves may not accurately reflect the risks or costs of the liability or obligations of the insurer. The principle-based reserving approach had a three-year phase-in period. Principle-based reserving will not affect reserves for policies in force prior to January 1, 2017.

The Company has introduced updated versions of its individual life products in conjunction with the requirement to adopt principle-based reserving by January 1, 2020. These updated products are currently priced to support the principle-based statutory reserve level without the need for reserve financing. Certain elements of the implementation of principle-based reserving are yet to be finalized by the NAIC and may have a material impact on statutory reserves. The Company continues to assess the impact of the implementation of principle-based reserving on projected statutory reserve levels, product pricing and the use of financing.

3.    BUSINESS COMBINATIONS AND GOODWILL
Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the book value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect on the Company’s financial condition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2019
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Ada Cogen Holdings LP	12/10/2013	$5	$5	$2	$1	100.0%
NNE Holding LLC	4/24/2015	16	7	1	1	19.3%
Total		XXX	XXX	$3	$2	XXX

December 31, 2018
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Ada Cogen Holdings LP	12/10/2013	$5	$5	$2	$1	100.0%
Tenaska Prudential Partners, LLC	12/18/2013	37	33	—	14	0.0%
AmeriMark Holdings, LLC - Series A Common Units (R)	5/31/2013	2	2	1	—	100.0%
AmeriMark Holdings, LLC - Series A Preferred Units (R)	5/31/2013	3	2	1	—	100.0%
NNE Holding LLC	4/24/2015	16	7	3	1	19.8%
Total		XXX	XXX	$7	$16	XXX
Impairment Loss
Based on market performance throughout the year, Amerimark’s Preferred and Common stock value was valued at $0, resulting in the impairment of the associated goodwill. Furthermore, the fair value was determined on a Multiples Approach using a valuation multiple of 5.8x. The amount that was charged to realized capital losses for the Company was $2 million during 2019.

4.    DIVESTED BUSINESS
The Company did not have any material discontinued operations during 2019, 2018 and 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5.    INVESTMENTS

5A.	Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The Securities Valuation Office (“SVO”) evaluates the investments of insurers for statutory purposes and assigns bonds one of six categories called “NAIC Designations.” In general, NAIC Designations of “1” highest quality or “2” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest four categories approximated 5.40% and 5.81% of the Company’s bonds as of December 31, 2019 and 2018, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.
The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2019
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,748	$1,196	$4	$7,940
All other governments	4,024	459	7	4,476
Political subdivisions of states, territories and possessions	794	121	—	915
Special revenue and special assessment obligation all non guaranteed obligations of agencies	6,366	787	7	7,146
Industrial & miscellaneous (unaffiliated)	69,344	5,690	190	74,844
Parent, subsidiaries and affiliates	2,689	198	1	2,886
Hybrid Securities	307	69	3	373
Total bonds	$90,272	$8,520	$212	$98,580

Unaffiliated Preferred Stocks
Redeemable	$96	$13	$—	$109
Non-redeemable	5	1	—	6
Total unaffiliated preferred stocks	$101	$14	$—	$115

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,251	$715	$116	$6,850
All other governments	4,090	151	97	4,144
Political subdivisions of states, territories and possessions	776	68	3	841
Special revenue and special assessment obligation all non guaranteed obligations of agencies	5,927	398	51	6,274
Industrial & miscellaneous (unaffiliated)	64,504	2,027	1,210	65,321
Parent, subsidiaries and affiliates	3,006	83	17	3,072
Hybrid Securities	314	39	5	348
Total bonds	$84,868	$3,481	$1,499	$86,850

Unaffiliated Preferred Stocks
Redeemable	$90	$2	$1	$91
Non-redeemable	10	9	—	19
Total unaffiliated preferred stocks	$100	$11	$1	$110

The following table sets forth the carrying amount and estimated fair value of bonds including (short-term investments) categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan backed and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2019		December 31, 2018
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$5,686	$5,711	$4,892	$4,908
Due after one year through five years	15,221	15,760	15,098	15,279
Due after five years through ten years	14,437	15,529	12,784	13,060
Due after ten years	32,518	38,021	31,053	32,327
Subtotal	$67,862	$75,021	$63,827	$65,574

Asset-backed securities	$7,658	$7,676	$7,749	$7,740
Commercial mortgage-backed securities	7,433	7,816	6,662	6,708
Residential mortgage-backed securities	1,572	1,707	1,394	1,468
Other loan backed and structured securities	6,612	7,226	6,586	6,710
Total	$91,137	$99,446	$86,218	$88,200

Proceeds from the sale of bonds were $5,128 million, $5,506 million and $2,807 million for the years ended December 31, 2019, 2018 and 2017, respectively. Gross gains of $126 million, $82 million and $66 million and gross losses of $88 million, $131 million and $20 million were realized on such sales during the years ended December 31, 2019, 2018 and 2017, respectively.

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $84 million, $78 million and $90 million, for preferred stocks were $5 million, $1 million and $3 million, and for unaffiliated common stocks were $18 million, $15 million and $6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2019
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$6,619	$6,534	(85)	$6,029	$5,705	(324)
Unaffiliated Preferred and Common stocks	21	19	(2)	123	123	—
Total	$6,640	$6,553	(87)	$6,152	$5,828	(324)

	December 31, 2018
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$28,529	$27,594	(935)	$15,875	$14,961	(914)
Unaffiliated Preferred and Common stocks	221	215	(6)	27	17	(10)
Total	$28,750	$27,809	(941)	$15,902	$14,978	(924)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2019, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5B.	Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2019 were: agricultural loans 5.90% and 3.15%; commercial loans 8.50% and 1.27%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2018 were: agricultural loans 5.40% and 3.68%; commercial loans 6.00% and 1.83%. For the years ended December 31, 2019 and 2018 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans are geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.31%), New York (8.93%) and Texas (8.82%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2019. The mortgage loans are geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.71%), Texas (9.03%) and New York (8.33%) and included loans secured by properties in Europe, Mexico, Canada and Australia as of December 31, 2018.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2019 and 2018.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $21,271 million of investment grade mortgage loans and $158 million of below investment grade mortgage loans as of December 31, 2019. There were $19,031 million of investment grade mortgage loans and $109 million of below investment grade mortgage loans as of December 31, 2018.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in the lending process. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2019
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	($ in millions)
Recorded Investment (All)
Current	$1,655	$—	$—	$—	$19,700	$62	$21,417
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	12	—	—	—	—	—	12
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	6	—	—	—	—	—	6
Number of Loans	1	—	—	—	—	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	251	—	251

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$1,659	$—	$—	$—	$17,468	$—	$19,127
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	13	—	—	—	—	—	13
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	38	—	—	—	89	—	127
Number of Loans	4	—	—	—	2	—	6
Percent Reduced	0.2%	0.0%	0.0%	0.0%	0.9%	0.0%	1.1%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	245	—	245

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

December 31, 2019
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	12	—	—	—	—	—	12
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	16	—	—	—	—	—	16
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

The Company did not have investments in impaired loans with or without allowance for credit losses as of both December 31, 2019 and 2018.

5C.	Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2019, the Company had no loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2019
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
00105HDZ6	$1	$1	$—	$1	$1	1Q19
152314GS3	2	2	$—	2	2	1Q19
84751PBL2	—	—	—	—	—	1Q19
00105HDZ6	1	1	—	1	1	2Q19
29445FAD0	—	—	—	—	—	2Q19
589929J58	1	1	—	1	1	2Q19
00105HDZ6	—	—	—	—	—	3Q19
12667FYT6	—	—	—	—	—	3Q19
00105HDZ6	—	—	—	—	—	4Q19
12667FYT6	—	—	—	—	—	4Q19
84751PLP2	1	1	—	1	1	4Q19
Total	$6	$6	$—	$6	$6
The following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(14)	$(96)
12 Months or Longer	$(110)	$(206)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$3,227	$7,476
12 Months or Longer	$2,822	$3,754

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.	Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored in order to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $2,797 million and $2,463 million is invested in “Bonds” and “Cash and short-term investments” as of December 31, 2019 and 2018, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,694 million and $2,381 million as of December 31, 2019 and 2018, respectively. A liability to return collateral received of $2,797 million and $2,463 million is included in “Cash collateral held for loaned securities” as of December 31, 2019 and 2018, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There is no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $2,769 million and $3,048 million is invested in “Cash and short-term investments” as of December 31, 2019 and 2018, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,718 million and $3,012 million as of December 31, 2019 and 2018, respectively. A liability to return collateral received of $2,801 million and $3,080 million (which includes $32 million and $32 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2019 and 2018, respectively. Additionally, assets and a cash collateral liability of $10 million and $13 million were received for unaffiliated lending as of December 31, 2019 and 2018, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2019	December 31, 2018
	(in millions)
Securities Lending:
Open	$2,797	$2,463
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	2,797	2,463
Securities Received	—	—
Total Collateral Received	$2,797	$2,463

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $2,742 million and $2,424 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2019 and 2018, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.
As of both December 31, 2019 and 2018, the Company did not have any security lending transaction administered by an affiliate agent in which one line reporting of the reinvested collateral is used.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	311	313	191	191
31 to 60 Days	88	88	110	110
61 to 90 Days	66	66	223	223
91 to 120 Days	48	48	76	76
121 to 180 Days	204	204	116	116
181 to 365 Days	409	411	285	285
1 to 2 years	836	841	744	741
2 to 3 years	624	627	507	506
Greater than 3 years	145	144	177	176
Subtotal	2,731	2,742	2,429	2,424
Securities Received	—	—	—	—
Total Collateral Reinvested	$2,731	$2,742	$2,429	$2,424

As of both December 31, 2019 and 2018, the Company had no securities lending transactions that extend beyond one year from the reporting date.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2019, the Company has sufficient assets to cover its secured borrowing liability.
The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$7,140	$6,812	$6,818	$6,737
Overnight	—	—	165	—
2 Days to 1 Week	—	—	165	—
>1 Week to 1 Month	—	—	171	171
>1 Month to 3 Months	—	—	168	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$5,725	$—	$6,371
Fair Value	7,251	6,893	7,075	7,020
The securities acquired were bonds with a designation of NAIC 1 with a BACV of $5,725 million and $6,371 million and a fair value of $6,893 million and $7,020 million as of December 31, 2019 and 2018, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the cash collateral received as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$7,140	$6,812	$6,988	$6,908
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2019 and 2018.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2019	December 31, 2018
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$6,812	$6,737
30 Days or Less	—	171
31 to 90 Days	—	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2019		December 31, 2018
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$758	$763	$536	$535
31 to 60 Days	214	214	309	309
61 to 90 Days	161	161	625	625
91 to 120 Days	116	116	212	212
121 to 180 Days	498	498	325	325
181 to 365 Days	997	1,000	801	800
1 to 2 Years	2,036	2,048	2,086	2,080
2 to 3 Years	1,520	1,526	1,422	1,419
Greater than 3 Years	353	352	497	494
The following table sets forth the fair value of the security collateral pledged and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$7,140	$6,812	$6,988	$6,908
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the reverse repurchase agreements that used tri-party trades as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$—	$—	$—	$—
Overnight	50	—	118	—
2 Days to 1 Week	80	—	150	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	13	13	13	13
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the fair value of securities acquired under reverse repurchase agreements as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in millions)
Maximum Amount	$80	$150
Ending Balance	13	13
The securities acquired were bonds with a designation of NAIC 1 with a fair value of $13 million and $13 million as of December 31, 2019 and 2018, respectively.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Cash	$—	$—	$—	$—
Securities (FV)	82	13	153	18
Securities (BACV)		13		18
The following table sets forth the allocation of aggregate collateral pledged by remaining contractual maturity as of the dates indicated:

	December 31, 2019	December 31, 2018
	Fair Value	Fair Value
(in millions)
Overnight and Continuous	$—	$—
30 Days or Less	—	—
61 to 90 Days	13	18
Greater than 90 Days	—	—
The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$80	$13	$150	$13
Securities (FV)	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Repo Securities Sold/Acquired with Cash Collateral	$80	$13	$150	$13
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

5E.     Real Estate
The Company recorded less than $1 million and $0 million of gains on the sale of real estate during the years ended December 31, 2019 and 2018, respectively. There were no impairment losses recognized on real estate during the years ended December 31, 2019 and 2018.
The Company classified $274 million and $263 million as real estate occupied by the Company at December 31, 2019 and 2018, respectively.
The Company classified $258 million (less $255 million of encumbrances) and $268 million (less $256 million of encumbrances) as real estate held for the production of income as of December 31, 2019 and 2018, respectively.
The Company did not classify any real estate as held for sale as of both December 31, 2019 and 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5F.	Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2019		December 31, 2018
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$346	5.1%	$412	7.5%
Joint venture and limited partnerships interests in common stock	5,164	76.7	4,167	75.4
Joint venture and limited partnerships interests in fixed income	516	7.7	384	7.0
Joint venture and limited partnerships interests - other	543	8.1	520	9.4
Subtotal - Other Invested Assets	6,569	97.6	5,483	99.3
Receivables for Securities	82	1.2	32	0.6
Cash collateral for variation margin	83	1.2	10	0.1
Total Other Invested Assets	$6,734	100.0%	$5,525	100.0%

5G.	Other Investment Disclosures
Troubled Debt Restructuring
The Company had $0 million and less than $1 million of restructured mortgage loans as of December 31, 2019 and 2018, respectively.
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Low-Income Housing Tax Credits
The Company had $46 million, $28 million and $30 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had $151 million and $145 million of LIHTC property investments as of December 31, 2019 and 2018, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 2 investments, 6-10 years – 4 investments, over 10 years – 2 investment as of December 31, 2019 and 0-5 years - 7 investments, 6-10 years - 4 investments, over 10 years - 5 investments as of December 31, 2018. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. There were no impaired LIHTC property investments at December 31, 2019 and 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Restricted Assets
The following tables set forth restricted assets (including pledged assets) as of the dates indicated:

	December 31, 2019
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,390	—	2,719	—	5,109	—	5,109	1.7%	1.7%
Subject to repurchase agreements	5,725	—	20	—	5,745	—	5,745	1.9%	2.0%
Subject to reverse repurchase agreements	13	—	—	—	13	—	13	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	50	—	—	—	50	—	50	0.0%	0.0%
FHLB capital stock	30	—	—	—	30	—	30	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	12,370	—	—	—	12,370	—	12,370	4.2%	4.2%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$20,583	$—	$2,739	$—	$23,322	$—	$23,322	7.8%	7.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,424	—	3,029	—	5,453	—	5,453	2.0%	2.0%
Subject to repurchase agreements	6,370	—	77	—	6,447	—	6,447	2.3%	2.4%
Subject to reverse repurchase agreements	13	—	—	—	13	—	13	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	600	—	—	—	600	—	600	0.2%	0.2%
FHLB Capital Stock	30	—	—	—	30	—	30	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	11,144	—	—	—	11,144	—	11,144	4.1%	4.1%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$20,586	$—	$3,106	$—	$23,692	$—	$23,692	8.6%	8.7%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the detail of assets pledged as collateral not captured in other categories as of the dates indicated:

	December 31, 2019
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$227	$—	$—	$—	$227	$—	$227	0.1%	0.1%
Reinsurance Trust Assets	12,143	—	—	—	12,143	—	12,143	4.1%	4.1%
Total	$12,370	$—	$—	$—	$12,370	$—	$12,370	4.2%	4.2%

	December 31, 2018
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$228	$—	$—	$—	$228	$—	$228	0.1%	0.1%
Reinsurance Trust Assets	10,916	—	—	—	10,916	—	10,916	4.0%	4.0%
Total	$11,144	$—	$—	$—	$11,144	$—	$11,144	4.1%	4.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the dates indicated:

	December 31, 2019
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$972	$971	0.6%	0.7%
Bonds	16,528	17,494	11.0%	11.3%
Mortgage loans	4,276	4,409	2.9%	2.9%
Common stocks	—	—	0.0%	0.0%
Other invested assets	14	15	0.0%	0.0%
Other	(36)	(36)	0.0%	0.0%
Total General Account	$21,754	$22,853	14.5%	14.9%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,591	$2,591	1.8%	1.8%
Bonds	206	194	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%
Total Separate Account	$2,797	$2,785	1.9%	1.9%

	December 31, 2019
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,609	7.1%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,801	1.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,023	$2,023	1.5%	1.5%
Bonds	14,912	14,965	10.9%	11.2%
Mortgage loans	3,436	3,426	2.5%	2.6%
Common stocks	—	—	0.0%	0.0%
Other invested assets	14	14	0.0%	0.0%
Other	2	2	0.0%	0.0%
Total General Account	$20,387	$20,430	14.9%	15.3%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$13	$13	0.0%	0.0%
Bonds	139	118	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%
Total Separate Account	$152	$131	0.1%	0.1%

	December 31, 2018
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,371	7.6%
Recognized Obligation to Return Collateral Asset (Separate Account)	$—	0.0%

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $35 million, $27 million and $31 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2019, 2018 and 2017.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is nonadmitted and excluded from “Net investment income.” There was no nonadmitted due and accrued rental income on real estate as of December 31, 2019, 2018 and 2017.
Other invested assets had no nonadmitted due and accrued income as of December 31, 2019, 2018 and 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth “Net investment income” for the years ended December 31:

	2019	2018	2017
	(in millions)

Bonds	$3,760	$3,506	$3,420
Stocks	442	410	667
Mortgage loans	897	821	817
Contract loans	147	147	147
Cash, cash equivalents, and short-term investments	115	102	60
Other investments	724	706	671
Total gross investment income	6,085	5,692	5,782
Less investment expenses	(889)	(812)	(672)
Net investment income before amortization of IMR	5,196	4,880	5,110
Amortization of IMR	41	16	48
Net investment income	$5,237	$4,896	$5,158
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2019	2018	2017
	(in millions)

Bonds	$(44)	$(124)	$(32)
Stocks	10	53	(6)
Mortgage loans	(21)	(11)	(7)
Derivative instruments	755	(273)	(292)
Other invested assets	(16)	58	(26)
Gross realized capital gains (losses)	684	(297)	(363)
Capital gains tax	(175)	(51)	(252)
IMR transfers, net of tax	(648)	269	(107)
Net realized capital (losses)	$(139)	$(79)	$(722)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company has no direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2019
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$148	$148	$220	$—
Total	$148	$148	$220	$—

	December 31, 2018
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$179	$179	$247	$—
Total	$179	$179	$247	$—

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company has no underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2019 and 2018, these commitments were $5,208 million and $5,295 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $987 million and $4,933 million at December 31, 2019 and 2018, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2019 and 2018, financial guarantees issued by the Company were $80,021 million and $79,228 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2019 and 2018, such contracts in force carried a total guaranteed value of $80,009 million and $79,215 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $81,604 million and $77,897 million at December 31, 2019

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

and 2018, respectively. The remaining $12 million is due to a guarantee on behalf of a previously owned investment subsidiary, Washington Street Investments, LLC.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2019			December 31, 2018
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	24	$120	$123	36	$383	$375
LB&SS	11	32	32	9	27	27
Preferred stock	—	—	—	—	—	—
Total	35	$152	$155	45	$410	$402

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years indicated:

	December 31, 2019		December 31, 2018		December 31, 2017
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	150	—	133	—	145	—
Aggregate Amount of investment income	$95	$—	$45	$—	$95	$—

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 7, 2020, the date these audited financial statements were issued.
Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 7, 2020, the date these audited financial statements were issued.
On March 11, 2020, the World Health Organization (“WHO”) declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies and the Company are highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the Company including its operations, lending arrangements, capital position, including the risk-based capital ratio, debt covenants, the fair value of investments and estimates reported in the financial statements and accompanying notes. If the financial markets and/or the overall economy are impacted for an extended period, the Company’s results of operations, financial position and cash flows may be materially adversely affected.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

7.    REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, coinsurance and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2019	2018	2017
	(in millions)
Premiums:
Direct	$25,525	$26,870	$22,221
Assumed	10,459	9,241	8,178
Ceded	6,238	5,632	5,095

The Company has reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The total amount of reinsurance credits taken as a reduction of liability for these agreements in this statement is $153 million, $113 million and $121 million for the years ending December 31, 2019, 2018 and 2017, respectively.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits for individual life and group insurance were $3 million and $90 million as of December 31, 2019, respectively, $6 million and $135 million as of December 31, 2018, respectively, and $41 million and $71 million as of December 31, 2017, respectively.

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2019, 2018 and 2017 as a result of uncollectible or commutated reinsurance with the respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2019	2018	2017	2019	2018	2017
	(in thousands)
Claims incurred	$—	$—	$3,166	$—	$—	$1,162
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	(2,419)	5,350	—	5
Other	—	—	(1,256)	—	—	(312)
Company:
Atlanta Life	—	—	(509)	—	—	—
Swiss Re Life & Health America Inc.	—	—	—	—	—	855
Employers Reinsurance Corporation	—	—	—	1,000	—	—
Exchange Indemnity Corporation	—	—	—	50	—	—
MHL Reinsurance LTD	—	—	—	4,300	—	—

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectable reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The amounts related to reinsurance agreements as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed from affiliated insurers	$25,878	$22,496	$19,182	$7,212	$6,302	$5,610
Assumed from unaffiliated insurers	17,305	16,786	16,323	3,247	2,939	2,568
Total reinsurance assumed	$43,183	$39,282	$35,505	$10,459	$9,241	$8,178

Ceded to affiliated insurers	$62,579	$62,879	$63,099	$2,664	$2,757	$3,013
Ceded to unaffiliated insurers	3,001	2,968	2,935	3,574	2,875	2,082
Total reinsurance ceded	$65,580	$65,847	$66,034	$6,238	$5,632	$5,095

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
DART	$201	$102	$—	$148	$117	$—
GUL Re	100	97	91	68	66	81
Term Re	437	423	401	236	211	259
PURC	148	136	126	83	74	68
PARU	938	921	886	442	422	395
PAR Term	422	384	369	301	230	194
Pramerica	—	1	1	(1)	—	—
UPARC	—	—	—	—	—	(17)
PARCC	713	691	729	605	524	542
PLAZ	268	290	292	224	245	241
PLNJ	48	50	52	41	44	45
Affiliated total	3,275	3,095	2,947	2,147	1,933	1,808
Unaffiliated	15,453	15,074	14,663	1,029	1,097	1,133
Unaffiliated total	15,453	15,074	14,663	1,029	1,097	1,133
Total	$18,728	$18,169	$17,610	$3,176	$3,030	$2,941

Ceded:
PLAZ	$11,187	$10,752	$10,307	$417	$444	$461
DART	—	—	—	—	(2)	—
UPARC	—	—	2	—	—	2
Affiliated total	11,187	10,752	10,309	417	442	463
Unaffiliated	2,793	2,775	2,740	1,467	1,414	1,350
Unaffiliated total	2,793	2,775	2,740	1,467	1,414	1,350
Total	$13,980	$13,527	$13,049	$1,884	$1,856	$1,813

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

DART

Effective January 1, 2018, the Company entered into a yearly renewable term (“YRT”) agreement with a subsidiary, Dryden Arizona Reinsurance Term Company (“DART”), that states DART will retrocede 95% to 100% of the mortality risk on each policy assumed from Pruco Life Insurance Company of Arizona (“PLAZ”) and Pruco Life Insurance Company of New Jersey (“PLNJ”).

GUL Re

Effective January 1, 2017, the Company entered into a YRT agreement with a subsidiary, Gibraltar Universal Life Reinsurance Company (“GUL Re”), that states GUL Re will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. The agreement covers Universal Life (“UL”) policies with effective dates of January 1, 2017 and later, excluding policies that utilize a principles-based reserving methodology. Under this agreement, GUL Re retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. Effective July 1, 2017, the Company amended the agreement with GUL Re to include policies with effective dates prior to January 1, 2014. The amendment states that GUL Re will retrocede 27% of the net amount at risk related to the first $1 million of face amount and 30% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. Under this amended agreement, GUL Re retains between 0% and 3% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $30,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company.

Term Re

Effective January 1, 2014, the Company entered into a YRT agreement with a subsidiary, Prudential Term Reinsurance Company (“Term Re”), that states Term Re will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

PURC

Effective October 1, 2013, the Company entered into a YRT agreement with a subsidiary, Prudential Universal Reinsurance Company (“PURC”), that states PURC will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC (i.e., UL policies with effective dates of 2011 and 2012). Under this agreement, PURC retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2013, the Company amended the agreement with PURC for policies with effective dates of January 1, 2014 and later. The amendment states that PURC will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC. Under this amended agreement, PURC retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In third quarter 2014, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PURC, which was amended to include UL policies with effective dates of 2013, covering the same terms as the original agreement for policies with effective dates of 2011 and 2012 as indicated above). PURC also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider.

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company.

Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary, that states PARU will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PARU (i.e., UL policies with effective dates prior to January 1, 2011). Under this agreement, PARU retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2012, the Company amended the agreement with PARU. The amendment states that PARU will retrocede 95% of the net amount

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLNJ under the coinsurance agreement between PLNJ and PARU. Under this amended agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLNJ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. PARU also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider. In third quarter 2013, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PARU, which was amended to include UL policies with effective dates of 2011 as indicated above). Additionally, in fourth quarter 2013, the Company entered into a novation and assumption agreement with PURC and PARU to have PARU released and discharged from the YRT reinsurance related to the 2011 and 2012 business, which is now being coinsured with PURC and retroceded to the Company through YRT reinsurance.

PAR Term

Effective January 1, 2010, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Term Company (“PAR Term”), that states PAR Term will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

Pramerica

Effective June 24, 2008, the Company entered into a reinsurance agreement with Pramerica to reinsure up to 100% of the policy risk associated with Private Placement Variable Universal Life policies. In addition, the Company has agreed to reinsure excess loss through a YRT contract.

UPARC

Effective October 1, 2006, the Company entered into a YRT agreement with a subsidiary, Universal Prudential Arizona Reinsurance Company (“UPARC”), to assume mortality risk that UPARC had assumed from PLAZ. In January 2011, a portion of the policies with effective dates prior to January 1, 2011, which had been ceded to the Company from UPARC, were recaptured. In addition, in July 2013, a portion of the policies with effective dates of January 1, 2011 through December 31, 2012 were recaptured. In July 2014, a portion of the remaining policies (those with effective dates in 2013) were also recaptured. Effective July 1, 2017, the agreement to reinsure Universal Protector policies having no-lapse guarantees for all effective dates with UPARC has been recaptured. Also, effective July 1, 2017, the Company executed a coinsurance agreement to cede a portion of certain policies on extended term status to UPARC.

PARCC

Effective August 1, 2004, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective July 1, 2019, the agreement between PLAZ and PICA was recaptured for any risk on term products that are coinsured from PLAZ to the term captives PAR Term and PARCC, due to the coinsurance increasing to 100%. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance “ILI” and Hartford Life Insurance Company (“HLIC”) entities) that is classified as GUL.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products.

Unaffiliated

Life reinsurance is accomplished through various plans of reinsurance, primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Ceded:
PLIC	$51,392	$52,127	$52,790	$2,196	$2,291	$2,513
Affiliated total	$51,392	$52,127	$52,790	$2,196	$2,291	$2,513

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
PLNJ	$508	$514	$373	$893	$817	$615
PALAC	170	223	152	3	6	7
Affiliated total	678	737	525	896	823	622
Unaffiliated	1,679	1,555	1,517	6	23	26
Unaffiliated total	1,679	1,555	1,517	6	23	26
Total	$2,357	$2,292	$2,042	$902	$846	$648

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

PALAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with Prudential Annuities Life Assurance Company (“PALAC”) for its deferred variable annuity business written in New York on a whole contract basis where of the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis.

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Allstate Financial (“Allstate”) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Allstate included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

Retirement

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
PLAZ	$3	$3	$4	$—	$—	$—
Affiliated total	3	3	4	—	—	—
Unaffiliated	166	149	131	2,211	1,818	1,409
Unaffiliated total	166	149	131	2,211	1,818	1,409
Total	$169	$152	$135	$2,211	$1,818	$1,409

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
Prudential Life Insurance Co., Ltd. (Japan)	$16,442	$14,431	$12,632	$2,765	$2,314	$1,973
Prudential Gibraltar Financial Life Insurance Co., Ltd.	5,480	4,230	3,074	1,402	1,230	1,205
Prudential Life Insurance Co. of Korea, Ltd.	—	—	—	2	2	2
Affiliated total	$21,922	$18,661	$15,706	$4,169	$3,546	$3,180

Ceded:
Pramerica Life S.p.A	$—	$—	$—	$—	$—	$5
Pramerica Towarzystwo Ubezpleczen na Zacie	—	—	—	—	—	4
Prudential Seguros, S.A.	—	—	—	1	1	1
Prudential Seguros Mexico, S.A. de C.V.	—	—	—	30	3	8
Prudential Life Insurance Company of Taiwan Inc.	—	—	—	20	20	19
Affiliated total	—	—	—	51	24	37
Unaffiliated	—	—	—	3	3	2
Unaffiliated total	—	—	—	3	3	2
Total	$—	$—	$—	$54	$27	$39

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”) and Prudential Gibraltar Financial Life Insurance Co. Ltd. For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

During the second quarter of 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $8.5 billion related to this trust arrangement were on deposit with trustees as of December 31, 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
Unaffiliated	$7	$8	$12	$1	$1	$—
Unaffiliated total	$7	$8	$12	$1	$1	$—

Ceded:
Unaffiliated	$192	$174	$174	$2,103	$1,457	$729
Unaffiliated total	$192	$174	$174	$2,103	$1,457	$729

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Ceded:
Unaffiliated	$16	$19	$21	$1	$1	$1
Unaffiliated total	$16	$19	$21	$1	$1	$1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.
The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged was 39 years and 38 years, as of December 31, 2019 and 2018, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, no component of the derivative’s gain or loss is excluded. The Company does not have any cash flow hedges of forecasted transactions other than those related to the payment of variable cash flows on existing financial instruments.
Interest Rate Contracts
Interest rate swaps and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.
Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices. These derivatives do not qualify for hedge accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These equity options do not qualify for hedge accounting.
Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $100 million and $100 million as of December 31, 2019 and 2018, respectively. These credit derivatives are reported at fair value as an asset of $1 million and $1 million, as of December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, these credit derivatives’ notionals had the following NAIC ratings: $36 million in NAIC 1, $60 million in NAIC 2, and $4 million in NAIC 3. The Company has also written credit protection on a certain index references with notional amounts of $887 million and $4,833 million, reported at fair value as an asset of $39 million and $6 million as of December 31, 2019 and 2018, respectively. As of December 31, 2019, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $570 million in NAIC 3, and $267 million in NAIC 6. As of December 31, 2018, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $4,393 million in NAIC 3, and $390 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have maturities of less than 1 year, while the credit protection on the index reference has a maturity of less than 28 years. These credit derivatives are accounted for as RSATs.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2019 and 2018, the Company had $0 million and $57 million of outstanding notional amounts, reported at fair value as $0 million and a $1 million liability, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $1,969 million and $475 million as of December 31, 2019 and 2018, respectively.
The net fair value of securities pledged as collateral to the Company was $49 million and $652 million as of December 31, 2019 and 2018, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2019 and 2018:

	Derivatives Financial Instruments
	December 31, 2019			December 31, 2018
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$1,465	$49	$49	$314	$34	$34
Liabilities	$207	$14	$14	$206	$1	$1
Swaps:
Assets	31,308	3,401	3,723	36,279	2,827	2,655
Liabilities	26,723	1,289	1,361	21,333	865	1,006
Forwards:
Assets	472	5	20	2,090	12	71
Liabilities	2,040	26	82	91	—	—
Futures:
Assets	150	—	—	2,367	—	12
Liabilities	3,224	—	21	145	—	—
Totals:
Assets	$33,395	$3,455	$3,792	$41,050	$2,873	$2,772
Liabilities	$32,194	$1,329	$1,478	$21,775	$866	$1,007
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

The Company does not have any future premium payments outstanding as of December 31, 2019.

	December 31, 2019	December 31, 2018
	(in millions)
Undiscounted Future Premium Commitments	$—	$5
Derivative Fair Value With Premium Commitments (Reported on DB)	—	6
Derivative Fair Value Excluding Impact of Future Settled Premiums	—	11

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9.    INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2019 and 2018.
The Tax Act of 2017 was enacted into law on December 22, 2017 and was generally effective starting in 2018. The Tax Act of 2017 changes the taxation of businesses and individuals by lowering tax rates and broadening the tax base through the acceleration of taxable income and the deferral or elimination of certain deductions. The most significant changes for the Company are: (1) the reduction of the corporate tax rate from 35% to 21%; (2) revised methodologies for determining deductions for tax reserves and the dividends received deduction (“DRD”); and (3) an increased capitalization and amortization period for acquisition costs related to certain products.

9A.
The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$4,176	$119	$4,295	$3,917	$95	$4,012	$259	$24	$283
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	4,176	119	4,295	3,917	95	4,012	259	24	283
DTA Nonadmitted	1,044	—	1,044	841	—	841	203	—	203
Subtotal (Net Admitted Adjusted Gross DTA)	3,132	119	3,251	3,076	95	3,171	56	24	80
DTL	1,283	426	1,709	1,365	368	1,733	(82)	58	(24)
Net Admitted DTA	$1,849	$(307)	$1,542	$1,711	$(273)	$1,438	$138	$(34)	$104

*Prior period amounts have been updated to conform to current period presentation.

	December 31, 2019	December 31, 2018
	(in millions)
Change in Net DTA	$307	$281
Less: Change in Net DTL on unrealized (gains)/losses	(91)	3
Less: Shared based payment adjustment	—	—
Less: Other balance sheet reclass	—	—
Change in net deferred income tax	$398	$278

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The components of the admission calculation are as follows:

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$69	$69	$—	$66	$66	$—	$3	$3
Admitted pursuant to 11.b. (Realization)	1,473	—	1,473	1,372	—	1,372	101	—	101
Realization per 11.b.i	1,802	—	1,802	1,589	—	1,589	213	—	213
Limitation per 11.b.ii			1,473			1,372			101
Admitted pursuant to 11.c	1,659	50	1,709	1,704	29	1,733	(45)	21	(24)
Total Admitted pursuant to SSAP No. 101	$3,132	$119	$3,251	$3,076	$95	$3,171	$56	$24	$80

*Prior period amounts have been updated to conform to current period presentation.

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2019	December 31, 2018
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	740.99%	693.05%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$14,255	$12,953

	December 31, 2019		December 31, 2018		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$4,176	$119	$3,917	$95	$259	$24
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	3,132	119	3,076	95	56	24
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	100.0%	0.0%	100.0%	0.0%	0.0%

*Prior period amounts have been updated to conform to current period presentation.

The Company’s tax-planning strategies do not include the use of reinsurance.

9B.    Deferred tax liabilities not recognized:
There were no DTLs that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9C.	Current income taxes incurred consist of the following major components as of December 31:

Current Income Tax:

				Change	Change
	2019	2018	2017	2019-2018	2018-2017
	(in millions)
Federal	$265	$168	$372	$97	$(204)
Foreign	5	9	13	(4)	(4)
Subtotal	270	177	385	93	(208)
Federal income tax on net realized capital gains (losses)	175	51	252	124	(201)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$445	$228	$637	$217	$(409)

DTAs Resulting from Book/Tax Differences:

	2019	2018	Change
	(in millions)
Ordinary:
Insurance Reserves	$1,971	$2,048	$(77)
Policyholder Dividends	254	277	(23)
Deferred Acquisition Costs	446	350	96
Employee Benefits	735	623	112
Invested Assets	605	418	187
Nonadmitted Assets	106	94	12
Other Deferred Tax Assets	59	107	(48)
Subtotal	4,176	3,917	259
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,044	841	203
Total admitted ordinary DTA	3,132	3,076	56
Capital:
Invested Assets – Bonds, Stocks, & Other	119	95	24
Subtotal	119	95	24
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Total admitted capital DTA	119	95	24
Total admitted DTA (Ordinary and Capital)	$3,251	$3,171	$80

*Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

DTLs Resulting from Book/Tax Differences:

	2019	2018	Change
	(in millions)
Ordinary:
Insurance Reserves	$654	$950	$(296)
Invested Assets - Derivatives & Other	592	391	201
Other	37	24	13
Subtotal	1,283	1,365	(82)
Capital:
Invested Assets - Bonds, Stocks, & Other	333	367	(34)
Unrealized Capital (Gains)/Losses	93	1	92
Subtotal	426	368	58
Total DTLs	$1,709	$1,733	$(24)

Net DTAs/DTLs	$1,542	$1,438	$104

*Prior period amounts have been updated to conform to current period presentation.

The Company recognized a decrease of $2 million in 2018 to its net admitted DTA from the refinement of its provisional estimate of December 31, 2017, primarily related to additional data received on the Company’s investments in partnerships.

9D.	Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% (35% in 2017) to pretax net income for the following reasons at December 31:

				Change	Change
	2019	2018	2017	2019-2018	2018-2017
	(in millions)
Expected federal income tax expense	$194	$269	$184	$(75)	$85
Non taxable investment income	(112)	(149)	(271)	37	122
STAT Reserve Basis Change	39	(184)	18	223	(202)
Tax Credits	(42)	(41)	(53)	(1)	12
Items in Equity	(35)	41	35	(76)	6
Foreign Taxes	5	9	13	(4)	(4)
Change in Tax Rate	—	(6)	1,333	6	(1,339)
Audit Interest	—	(1)	41	1	(42)
Prior Year Audit Settlement	(11)	—	—	(11)	—
Other amounts	9	12	(8)	(3)	20
Total incurred income tax expense	$47	$(50)	$1,292	$97	$(1,342)

*Prior period amounts have been updated to conform to current period presentation.
The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income, and it is $24 million in 2019, $23 million in 2018 and $45 million in 2017. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. Under SSAP No. 101, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.

In accordance with SAB 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the Internal Revenue Service (“IRS”), U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $10 million increase in the change in net deferred income tax primarily related to refinements of provisional estimates on the Company’s investments in partnerships, and $3 million reduction in income tax expense primarily related to refinements of our provisional estimates of earnings of affiliated foreign companies subject to the one-time toll charge.

2018 Industry Issue Resolution (“IIR”) - In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an accelerated deduction for the Company’s 2017 tax return, that would have otherwise been deductible in future years. The adoption of the IIR resulted in a reduction in federal and foreign income taxes incurred of $9 million and capital gains tax of $7 million, as well as a decrease in gross deferred tax asset by $9 million for 2018.

Change to Prior Year Tax Return - In 2018, the Company submitted an audit adjustment that increased taxable income related to insurance reserves in its 2016 tax return. The remeasurement of the deferred tax assets resulted in an increase in income tax expense of $8 million.

Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over eight years. The Company expects to pay $4 million during the next six years to satisfy the RTT liability.

9E.	Additional Tax Disclosures

At December 31, 2019, the Company had no net operating loss and no tax credit carry forwards.

The Company did not have AMT credit carryforward as of December 31, 2018 and 2019.

The following is income tax incurred for 2017, 2018 and 2019 that is available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(in millions)

2017	$—	$319	$319
2018	—	93	93
2019	—	144	144
Total	$—	$556	$556

*Prior period amounts have been updated to conform to current period presentation.

The aggregate amount of deposits admitted under IRC § 6603 is $0 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9F.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits were $18 million, $20 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2019, 2018 and 2017 the Company recognized $1 million, $0 million and $1 million, respectively, in the Statutory Statements of Operations and Changes in Capital and Surplus for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2019 are 2015 through 2019.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9G.
The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Life Assurance Corporation
Braeloch Holdings, Inc.	Prudential Annuities, Inc.
Braeloch Successor Corporation	Prudential Arizona Reinsurance Captive Co.
Capital Agricultural Property Services, Inc.	Prudential Arizona Reinsurance Term Company
Colico II, Inc.	Prudential Arizona Reinsurance Universal Co.
Colico, Inc.	Prudential Asset Resources, Inc.
Dryden Arizona Reinsurance Term Company	Prudential Bank & Trust, FSB
Gibraltar International Insurance Services Company Inc.	Prudential Financial, Inc. (Parent)
Gibraltar Universal Life Reinsurance Company	Prudential Home Building Investors, Inc.
Global Portfolio Strategies, Inc.	Prudential IBH Holdco, Inc.
Graham Resources, Inc.	Prudential International Insurance Holding, Ltd.
Graham Royalty, Ltd.	Prudential International Investments Corporation
Orchard Street Acres Inc.	Prudential Legacy Insurance Company of New Jersey
PGIM Foreign Investment, Inc.	Prudential Private Placement Investors, Inc.
PGIM International Financing Inc.	Prudential Retirement Insurance and Annuity Company
PGIM Real Estate Finance Holding Company	Prudential Securities Secured Financing Corporation
PGIM REF Intermediary Services Inc.	Prudential Securities Structured Assets, Inc.
PGIM Strategic Investments, Inc.	Prudential Structured Settlement Company
PGIM Warehouse, Inc.	Prudential Term Reinsurance Company
PGIM, Inc.	Prudential Trust Company
PGLH of Delaware, Inc.	Prudential Universal Reinsurance Company
Pramerica of Bermuda Life Assurance Company, Ltd.	SMP Holdings, Inc.
PREI Acquisition I, Inc.	SVIIT Holdings, Inc.
PREI Acquisition II, Inc.	TBG Insurance Services Corporation
PREI International, Inc.	The Prudential Assigned Settlement Services, Inc.
Pruco Life Insurance Company (Arizona)	The Prudential Home Mortgage Company, Inc.
Pruco Life Insurance Company of NJ	The Prudential Real Estate Financial Services of America, Inc.
Prudential Annuities Distributors, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Prudential Annuities Holding Co, Inc.	Vantage Casualty Insurance Company
Prudential Annuities Information Services & Technology Corporation

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

10A.	The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2019 and 2018.

10B.
The Company reported a receivable from parents, subsidiaries and affiliates of $814 million and $898 million at December 31, 2019 and 2018, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $2,424 million and $430 million at December 31, 2019 and 2018, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

10C.
The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

10D.    Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2019:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$518	S2	10/16/2019	$518	N	I
Colico, Inc.	100%	2,088	S2	10/16/2019	2,088	N	I
Orchard Street Acres Inc.	100%	773	S2	10/16/2019	773	N	I
Prudential Realty Securities, Inc. (Common)	100%	567	S2	6/26/2019	567	N	I
Prudential Realty Securities, Inc. PFD	50%	—	S2	6/26/2019	—	N	I
Rock Kensington Limited	100%	29	S2	In Process	—	N/A	N/A
Rock Oxford S.a.r.l.	100%	40	S2	In Process	—	N/A	N/A
Rock UK Real Estate II S.a.r.l.	100%	21	S2	In Process	—	N/A	N/A
Total SSAP No. 97 8b(iii) Entities		$4,036			$3,946
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Investment in insurance SCAs for which the statutory capital and surplus differed from the NAIC SAP as a result of using an accounting practice as of December 31, 2019:

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA had completed Statutory Financial Statements*

	(in millions)
Prudential Retirement Insurance and Annuity Company	$6	$(56)	$1,178	$1,234

* Per AP&P Manual (without permitted or prescribed practices)
Please refer to Note 1 for a description of all permitted and prescribed practices, including for investments in Insurance SCA entities.

11.    NOTES PAYABLE AND OTHER BORROWINGS

11A.	Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2019
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	2	—	11.31%	11.31%	None	—
Defined Contribution - LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2019.

December 31, 2018
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	2	—	11.31%	11.31%	None	—
Defined Contribution- LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Scheduled principal repayments on debt as of December 31, 2019 are as follows: $0 in 2020, $0 in 2021, $0 in 2022, $180 million in 2023, $0 in 2024 and $0 million in 2025 and beyond.
There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank Funding Agreements
The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $30 million and $30 million as of December 31, 2019 and 2018, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2018, the 5% limitation equates to a maximum amount of pledged assets of $6.7 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.9 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at the Company.

As of December 31, 2019 and 2018, the Company had zero pledged assets as there are no outstanding borrowings. The fair value of qualifying assets that were available to the Company but not pledged amounted to $5.4 billion and $5.2 billion as of December 31, 2019 and 2018, respectively. The Company had no advances outstanding under the FHLBNY facility as of December 31, 2019. In February 2020, the Company issued a $1 billion funding agreement with a seven-year term under this facility. In March 2020, the Company issued $1.5 billion, $0.5 billion and $0.5 billion in funding agreements with a one-month, three-month and six-month term, respectively, under this facility.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2019	December 31, 2018
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	30	30
Activity Stock	—	—
Excess Stock	—	—
Aggregate Total	$30	$30
Actual or estimated Borrowing Capacity as Determined by the Insurer	$5,931	$5,609

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2019
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	30	—	30	—	—	—

December 31, 2018
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	30	—	30	—	—	—

Collateral Pledged to FHLBNY

Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
(in millions)
Total Collateral Pledged as of 12/31/2019	$—	$—	$—
Total Collateral Pledged as of 12/31/2018	—	—	—

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2019	$—	$—	$—
Total Collateral Pledged as of 12/31/2018	519	512	385

Borrowing from FHLBNY

As of December 31, 2019 and 2018, the Company had no borrowings from the FHLBNY.

FHLBNY - Prepayment Obligations as of December 31, 2019:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12.	RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS

12A.
The Company has funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. The Company also has several non-funded, non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and salary during their careers.

The Company provides certain life insurance and health care benefits (“Other Postretirement Benefits”) for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory, the life insurance plan is non-contributory. Substantially all of the Company’s employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)	Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$(9,860)	$(10,480)	$(1,228)	$(1,300)
Service cost	(167)	(184)	(36)	(42)
Interest cost	(419)	(378)	(47)	(47)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	(1,289)	591	(191)	48
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	569	591	175	115
Plan amendments	—	—	—	(1)
Business combinations, divestitures, curtailment, settlements and special termination benefits	(20)	—	(6)	(1)
Benefit obligation at end of year	$(11,186)	$(9,860)	$(1,333)	$(1,228)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Postretirement Benefits:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(1,842)	$(1,956)
Service cost	—	—	(20)	(21)
Interest cost	—	—	(77)	(68)
Contributions by plan participants	—	—	(21)	(26)
Actuarial gain (loss)	—	—	(119)	87
Foreign currency exchange rate changes	—	—	(1)	1
Benefits paid	—	—	165	182
Plan amendments	—	—	(27)	(32)
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(8)	(9)
Benefit obligation at end of year	$—	$—	$(1,950)	$(1,842)

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(59)	$(64)
Service cost	—	—	(39)	(40)
Interest cost	—	—	(2)	(1)
Contributions by plan participants	—	—	(10)	(10)
Actuarial gain (loss)	—	—	—	(2)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	51	58
Plan amendments	—	—	(1)	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(60)	$(59)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)	Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2019	2018	2019	2018	2019	2018
	(in millions)
Fair value of plan assets at the beginning of year	$12,216	$13,016	$1,395	$1,607	$58	$64
Actual return on plan assets	1,630	(209)	259	(67)	5	—
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	175	115	4	11	36	42
Plan participants’ contributions	—	—	21	26	10	10
Benefits paid	(744)	(706)	(164)	(182)	(51)	(58)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$13,277	$12,216	$1,515	$1,395	$58	$58

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Components
Prepaid benefit costs	$5,736	$5,853	$—	$—
Overfunded plan assets	(3,644)	(3,497)	—	—
Accrued benefit cost	(1,146)	(1,131)	71	117
Liability for benefits	(187)	(97)	(507)	(564)

Assets and liabilities recognized
Assets (nonadmitted)	2,091	2,356	—	—
Liabilities recognized	(1,333)	(1,228)	(436)	(447)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(4)
Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:

Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2019	2018	2017	2019	2018	2017	2019	2018	2017
	(in millions)

Service cost	$203	$227	$208	$20	$21	$18	$39	$40	$32
Interest cost	466	425	454	77	69	80	2	1	2
Expected return on plan assets	(776)	(796)	(748)	(93)	(108)	(101)	(3)	(3)	(3)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	330	297	329	29	21	41	(2)	5	(14)
Prior service cost or credit	6	6	6	8	5	4	—	—	—
Gain or loss recognized due to a settlement or curtailment	78	1	4	1	—	—	—	—	—
Total net periodic benefit cost	$307	$160	$253	$42	$8	$42	$36	$43	$17

(5)	Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$4,101	$4,037	$543	$450
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	—	—	27	—
Net prior service cost or credit recognized	(6)	(6)	(8)	(5)
Net gain and loss arising during period	573	367	(47)	119
Net gain and loss recognized	(330)	(297)	(29)	(21)
Items not yet recognized as a component of net periodic benefit cost - current year	$4,338	$4,101	$486	$543

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(6)	Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	84	91	94	76
Net recognized gains and losses	4,254	4,010	392	468

(7)	On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2019	2018	2017
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2019, 2018 and 2017:
Discount rate	4.30%	3.65%	4.15%
Expected long-term rate of return on plan assets	6.50%	6.25%	6.25%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.25%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2019, 2018 and 2017:
Discount rate	3.30%	4.30%	3.65%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.25%

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2019, 2018 and 2017 are discount rates of 4.30%, 3.60% and 4.05%, respectively, and expected long-term rate of return on plan assets of 7.0%, 7.0% and 7.0%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2019, 2018 and 2017 are discount rates of 3.25%, 4.30% and 3.60%, respectively.

(8)	The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2019 and 2018, was $12,014 million and $11,780 million, respectively.

(9)	For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2019	2018	2017
Health care cost trend rates	6.25%	6.00%	6.20%
Ultimate health care cost trend rate after gradual decrease until 2028	4.50%	5.00%	5.00%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

10)	The expected future benefit payments for the Company’s domestic pension and postretirement plans and other postretirement benefit receipts for the years indicated are as follows:

Years	Amount

(in millions)
2020	$968
2021	818
2022	837
2023	869
2024	866
2025-2029	4,563

(11)	The Company anticipates that it will make cash contributions in 2020 of $115 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.

(12)	There were no purchases of annuity contracts in 2019 and 2018.

(13)	The Company does not use an alternative method to amortize prior service amounts or net gains and losses.

(14)	The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.

(15)
For 2019 and 2018 certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. For 2019 certain employees were provided special termination benefits in the qualified and non-qualified plans in the form of retirement eligibility bridging as a result of their participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. The cost associated with these benefits for 2019 and 2018 was $27 million and $2 million, respectively.

(16)	There were pension plan amendments of $0 million and $1 million in 2019 and 2018, respectively.
There were postretirement plan amendments of $27 million and $32 million in 2019 and 2018, respectively. In 2018 the benefit obligation for postretirement benefits increased $32 million due to the elimination of company-sponsored coverage for all Post-2000 Medicare eligible retirees and instead introduced a Medicare Exchange.

(17)	Refer to Funded Status disclosure in Note 12A(3).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12B.
The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2019 are as follows:

	Pension Investment Policy		Postretirement Investment
	Guidelines		Policy Guidelines
	2019		2019
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	2%	8%	29%	67%
International Stocks	2%	9%	2%	22%
Bonds	53%	66%	9%	48%
Short-Term Investments	0%	12%	0%	36%
Real Estate	2%	17%	0%	0%
Other	6%	28%	0%	0%

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2019 and 2018 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Common and Preferred Stock - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for common and preferred stocks.

Bonds - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for bonds.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12C.

(1)	Fair Value Measurements of Pension Plan Assets as of December 31, 2019:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Pooled separate accounts (1)	$—	$204	$—	$—	$204
Common/collective trusts (1)	—	271	—	—	271
Subtotal-U.S. Stocks	—	475	—	—	475

International Stocks:
Pooled separate accounts (2)	—	309	—	—	309
Common/collective trusts (3)	—	372	—	—	372
Subtotal-International Stocks	—	681	—	—	681

Bonds:
Pooled separate accounts (4)	—	1,463	—	—	1,463
Common/collective trusts (5)	—	441	—	—	441
U.S. government securities (federal):
Mortgage-backed	—	1	—	—	1
Other U.S. government securities	—	783	—	—	783
U.S. government securities (state & other)	—	562	—	—	562
Non U.S. government securities	—	6	—	—	6
Corporate Debt:
Corporate bonds	—	4,075	—	—	4,075
Asset-backed	—	22	—	—	22
CMOs	—	485	—	—	485
CLOs	—	397	—	—	397
Interest rate swaps (Notional amount: $2,462)	—	2	—	—	2
Registered investment companies	7	—	—	—	7
Other (6)	38	(3)	44	—	79
Unrealized gain (loss) on securities lending (7)	—	—	—	—	—
Subtotal-Bonds	45	8,234	44	—	8,323

Short-Term Investments:
Pooled separate accounts	—	56	—	—	56
Subtotal-Short-Term Investments	—	56	—	—	56

Real Estate:
Pooled separate accounts (8)	—	—	770	—	770
Partnerships	—	—	—	688	688
Subtotal-Real Estate	—	—	770	688	1,458

Other:
Partnerships	—	—	—	973	973
Hedge funds	—	—	—	1,311	1,311
Subtotal-Other	—	—	—	2,284	2,284

Total Plan Assets	$45	$9,446	$814	$2,972	$13,277

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Fair Value Measurements of Pension Plan Assets as of December 31, 2018:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Pooled separate accounts (1)	$—	$448	$—	$—	$448
Common/collective trusts (1)	—	70	—	—	70
Subtotal-U.S. Stocks	—	518	—	—	518

International Stocks:
Pooled separate accounts (2)	—	315	—	—	315
Common/collective trusts (3)	—	283	—	—	283
Subtotal-International Stocks	—	598	—	—	598

Bonds:
Pooled separate accounts (4)	—	1,326	—	—	1,326
Common/collective trusts (5)	—	288	—	—	288
U.S. government securities (federal):
Mortgage-backed	—	1	—	—	1
Other U.S. government securities	—	712	—	—	712
U.S. government securities (state & other)	—	519	—	—	519
Non U.S. government securities	—	—	—	—	—
Corporate Debt:
Corporate bonds	—	3,476	2	—	3,478
Asset-backed	—	24	—	—	24
CMOs	—	474	—	—	474
CLOs	—	293	—	—	293
Interest rate swaps (Notional amount: $1,694)	—	11	—	—	11
Registered investment companies	293	—	—	—	293
Other (6)	6	5	62	—	73
Unrealized gain (loss) on securities lending (7)	—	—	—	—	—
Subtotal-Bonds	299	7,129	64	—	7,492

Short-Term Investments:
Pooled separate accounts	—	74	—	—	74
Subtotal-Short-Term Investments	—	74	—	—	74

Real Estate:
Pooled separate accounts (8)	—	—	760	—	760
Partnerships	—	—	—	478	478
Subtotal-Real Estate	—	—	760	478	1,238

Other:
Partnerships	—	—	—	831	831
Hedge funds	—	—	—	1,465	1,465
Subtotal-Other	—	—	—	2,296	2,296

Total Plan Assets	$299	$8,319	$824	$2,774	$12,216

1.	These categories invest in U.S. stocks whose objective is to track or outperform various indexes.

2.	This category invests in a large cap international stocks whose objective is to track an index.

3.	This category mainly consists of a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

4.	This category invests in bond funds, primarily highly rated private placement securities.

5.	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.

6.	Primarily cash and cash equivalents, short term investments, payables and receivables, and open future contract positions (including fixed income collateral).

7.
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds and the liability for securities lending collateral is $135 million and $157 million for the years ended December 31, 2019 and 2018, respectively.

8.	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)	Fair Value Measurements of Postretirement Plan Assets as of December 31, 2019:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Variable Life Insurance Policies (1)	$—	$674	$—	$—	$674
Common trusts (2)	—	83	—	—	83
Subtotal-U.S. Stocks	—	757	—	—	757

International Stocks:
Variable Life Insurance Policies (3)	—	110	—	—	110
Common trusts (4)	—	59	—	—	59
Subtotal-International Stocks	—	169	—	—	169

Bonds:
Variable Life Insurance Policies (5)	—	174	—	—	174
Common trusts (5)	—	131	—	—	131
U.S. government securities (federal):
Other U.S. government securities	—	20	—	—	20
U.S. government securities (state & other)	—	—	—	—	—
Non U.S. government securities	—	2	—	—	2
Corporate Debt:
Corporate bonds	—	53	—	—	53
Asset-backed	—	16	—	—	16
CMOs	—	10	—	—	10
CLOs	—	15	—	—	15
Interest rate swaps (Notional amount: $253)	—	—	—	—	—
Registered investment companies	4	—	—	—	4
Other (6)	—	—	1	—	1
Subtotal-Bonds	4	421	1	—	426

Short-Term Investments:
Registered investment companies	163	—	—	—	163
Subtotal-Short-Term Investments	163	—	—	—	163

Total Plan Assets	$167	$1,347	$1	$—	$1,515

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2018:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Variable Life Insurance Policies (1)	$—	$538	$—	$—	$538
Common trusts (2)	—	75	—	—	75
Subtotal-U.S. Stocks		613	—	—	613

International Stocks:
Variable Life Insurance Policies (3)	—	91	—	—	91
Common trusts (4)	—	53	—	—	53
Subtotal-International Stocks		144	—	—	144

Bonds:
Variable Life Insurance Policies (5)	—	157	—	—	157
Common trusts (5)	—	130	—	—	130
U.S. government securities (federal):
Other U.S. government securities	—	25	—	—	25
U.S. government securities (state & other)	—	—	—	—	—
Non U.S. government securities	—	—	—	—	—
Corporate Debt:
Corporate bonds	—	121	—	—	121
Asset-backed	—	26	1	—	27
CMOs	—	18	1	—	19
CLOs	—	18	—	—	18
Interest rate swaps (Notional amount: $188)	—	(2)	—	—	(2)
Registered investment companies	3	—	—	—	3
Other (6)	—	—	2	—	2
Subtotal-Bonds	3	493	4	—	500

Short-Term Investments:
Registered investment companies	138	—	—	—	138
Subtotal-Short-Term Investments	138	—	—	—	138

Total Plan Assets	$141	$1,250	$4	$—	$1,395

1.	This category invests in U.S. stocks, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

2.	This category invests in U.S. stocks, primarily large cap equities.

3.	This category invests in international stocks, primarily large cap international equities whose objective is to track an index.

4.	This category fund invests in large cap international stocks whose objective is to outperform an index.

5.	This category invests in U.S. government and corporate bond funds.

6.	Cash and cash equivalents, short-term investments, payables and receivables and open future contract positions (including fixed income collateral).

12D.
The domestic discount rate used to value the pension and postretirement obligations at December 31, 2019 and 2018 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 540 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2019 and 2018. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2019 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2018. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.
The Company applied the same approach to the determination of the expected long term rate of return in 2020. The expected long term rate of return for 2020 is 6.00% and 6.75% for the pension and postretirement plans, respectively.

12E.
The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2019, 2018 and 2017. The matching contributions by the Company included in “Other expenses” are $84 million, $89 million and $74 million for 2019, 2018 and 2017, respectively.

12F.	The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.	The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/ holding company.

12H.	Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.	The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments and Other Postretirement Benefit Subsidy Receipts:

Years	Other Postretirement Benefits	Other Postretirement Benefit Subsidy Receipt
	(in millions)
2020	$147	$8
2021	147	8
2022	148	8
2023	147	7
2024	146	7
2025-2029	691	32
Total	$1,426	$70

12J.	Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2019, 2018 and 2017, include allocated costs of $1 million, $1 million and $2 million, respectively, associated with employee stock options and $87 million, $64 million and $89 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS

(1)
The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2019. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.

(2)
New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding December 31. As of December 31, 2019, the Company’s statutory surplus was $11,483 million. For the year ended, December 31, 2019, the Company’s net gain from operations was ($30) million.

In December 2019, the Company paid an ordinary dividend of $600 million to its parent, PFI. The dividend was recorded as dividend to stockholders.

(3)	The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.

(4)	Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.

(5)
In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $337 million and $307 million as of December 31, 2019 and 2018, respectively.

(6)
The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $1,853 million and $524 million as of December 31, 2019 and 2018, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $3,638 million and $3,776 million as of December 31, 2019 and 2018, respectively.

(7)	The following table provides information relating to the outstanding surplus notes as of December 31, 2019:

Date Issued	Interest Rate	Face Amount of Notes	Carrying Value	Interest and/or Principal Paid Current Year	Total Interest and/or Principal Paid	Unapproved Interest and/or Principal	Date of Maturity
($ in millions)
09/18/09	5.36%	$—	$—	$529	$764	$—	09/18/19
07/01/95	8.30%	350	346	29	700	15	07/01/25
Totals		$350	$346	$558	$1,464	$15

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated (an affiliate), and are administered by the Company as a registrar/paying agent.
On July 30, 2019, the holder of the surplus notes issued by the Company on September 18, 2009 in the aggregate principal amount of $500 million exercised its option to exchange the surplus notes for shares of PFI Common Stock. At that time, the surplus notes were extinguished and the Company recorded the principal repayment of $500 million and the final interest payment of $2 million, representing interest due for the period of July 1 to July 29, 2019, to the holder of the surplus notes.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

14.     CONTINGENCIES

14A.	Contingent Commitments
In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.

1)
On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1.00. As of December 31, 2019 and 2018, the tangible net worth of Pru Funding was $19 million and $13 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)
On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. The Company’s maximum potential exposure under this agreement was estimated to be $12 million as of December 31, 2019. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)
On December 13, 2005, the Company has entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agrees to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2019 and 2018, the net capital of Pruco Securities was $55 million and $32 million, respectively. On March 20, 2015, the Company paid the maximum amount payable under the guarantee agreement of $10 million to Pruco Securities to maintain the subsidiary’s debt to capital ratio. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)
Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)
Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)
The Company’s Employee Retirement Income Security Act (“ERISA”) - Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

7)
The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2022. The maximum exposure is $1 billion as of December 31, 2019.

8)
Metro Retail is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Citizens, N. A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 20, 2024.

9)
Plaza San Remo is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, JP Morgan Chase Bank, N.A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of February 20, 2020.

10)
92 West Paces is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Federal Home Loan Mortgage Corporation. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of September 1, 2021.

11)
E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Nationwide Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of May 5, 2020.

12)
The Company is the sole member of GA Collins LLC. GA Collins LLC has issued a guarantee in relation to the acquisition of 2000 Collins, a real estate investment directly owned by GA Collins LLC. The guarantee is issued to the senior mortgage lender, Wells Fargo, N.A. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is the value of the mortgaged property, with a $1 billion cap. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of September 21, 2021.

13)
Rock UK Real Estate II S.a.r.l is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of October 18, 2021.

14)
Kyarra S.a.r.l is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of April 25, 2023.

15)
Kyarra S.a.r.l is a real estate investment of Rock Oxford S.a.r.l., which is directly owned by the Company. The Company has entered into a pledge agreement in favor of the senior mortgage lender, Aareal Bank AG, pursuant to which the Company has pledged to the mortgage lender the shares of capital stock of Rock Oxford S.a.r.l as third party security for the mortgage loan. The term of the pledge agreement coincides with the term of the mortgage, which has a debt maturity of April 25, 2023.

16)
Thurloe Commercial Guernsey Limited is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 24, 2023.

17)
The Company is the sole member of GA 1600 Commons LLC. GA 1600 Commons LLC has issued a guarantee in relation to the acquisition of 1600 Commons, a real estate investment directly owned by GA 1600 Commons LLC. The guarantee is issued to the senior mortgage lender, New York Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the terms of the mortgage, which has a debt maturity of July 10, 2027.

18)
PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $3 billion as of December 31, 2019, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

19)
The Company has entered into a joint venture agreement relating to Gibraltar BSN Holdings SDN BHD (the “BSN JV”) with its joint venture partner setting out their respective rights and obligations with respect to the BSN JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the BSN JV, based on their respective ownership percentages in the BSN JV, if determined by the BSN JV’s Board of Directors to be necessary to (i) fund payments under the agreement pursuant to which the BSN JV acquired an insurance operating subsidiary, (ii) comply with applicable law concerning minimum capital, solvency or similar requirements, or (iii) execute the business plan or capital plan of the BSN JV or for any other reasonable business purpose, provided that until approximately year end 2023 such contributions under this clause (iv) are limited to each party’s pro-rata share of 188.4 million Malaysian Ringgit. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

20)
The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$12	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
8	Guarantee related to Metro Retail Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
9	Guarantee related to Plaza San Remo Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
10	Guarantee related to 92 West Paces Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
11	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
12	Guarantee related to GA Collins LLC	(a)	Other Invested Assets, Page 3	$1,000	No payments required since inception.
13	Guarantee related to Rock UK Real Estate II S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
14	Guarantee related to Kyarra S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
15	Pledge agreement related to Kyarra S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
16	Guarantee related to Thurloe Commercial Guernsey Limited	$—	Common Stock, Page 3	(b)	No payments required since inception.
17	Guarantee related to 1600 Commons LLC	$—	Real Estate, Page 3	(b)	No payments required since inception.
18	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,575	No payments required since inception.
19	Guarantee related to Gibraltar BSN Holdings SDN BHD	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
20	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(a)	Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.

(b)	No limitation on the maximum potential future payments under guarantee.

(c)	No current remaining obligations are held by the supported entity related to assignment agreements.

(d)	The separate account is not a separate legal entity from the Company.

	2019	2018
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$4,587	$4,896
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	4,587	4,896
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$4,587	$4,896

14B.	Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2019 and 2018, the total amount of the liability related to guaranty fund assessments was $27 million and $28 million, respectively. As of December 31, 2019 and 2018, the Company also held a related asset of $43 million and $47 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration.
Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2018	$47
Decreases in December 31, 2019:
Premium tax offsets utilized	4
Increases in December 31, 2019:
Additional premium tax offsets applied	—
Assets recognized from paid and accrued premium tax offsets as of December 31, 2019	$43

14C.	Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $2 million for the year ended December 31, 2019, to settle less than 25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

14D.	Other Contingencies
The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breach of fiduciary duties to customers. In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers.

The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

Individual Annuities, Individual Life and Group Insurance
Broderick v. The Prudential Insurance Company of America, et al.
In December 2016, a complaint entitled Julie Han Broderick, Darron Smith and Thomas Schreck v. The Prudential Insurance Company of America, et al., was filed in the Superior Court of New Jersey, Law Division - Essex County. The complaint: (i) alleges that defendants terminated plaintiffs’ employment for engaging in whistleblowing conduct involving the sale of MyTerm policies through Wells Fargo and violated New Jersey’s Conscientious Employee Protection Act; and (ii) seeks back and front pay, compensatory and punitive damages and attorneys’ fees and costs. In January 2017, defendants filed an answer to the complaint. In December 2019, the court granted the Company’s summary judgment motion and dismissed the complaint.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement.
Escheatment Litigation
Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint.
Residential Mortgage-Backed Securities (“RMBS”) Trustee Litigation
In June 2014, the Company, together with nine other institutional investors, filed six actions in New York state court against certain RMBS trustees. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939, as amended (the “TIA”). In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State Court actions were dismissed without prejudice upon the Company’s request. The six actions described above are captioned:
PICA et al. v. Bank of New York Mellon (“BONYM”)
In March 2015, defendants filed a motion to dismiss the amended complaint. In March 2016, the court issued a decision involving BONYM’s motion to dismiss: (i) denying the motion to dismiss the Pooling and Servicing Agreement (“PSA”) trust claims for lack of jurisdiction; (ii) denying the motion regarding claims for violations of the TIA and breach of contract; and (iii) granting the motion regarding claims for negligence and breach of fiduciary duty. In October 2019, the federal court action was dismissed with prejudice. This matter is now closed.
PICA et al. v. Citibank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In September 2015, the court issued a decision involving Citibank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; (ii) with respect to the Indenture trusts, denying the motion regarding claims for breach of contract, violations of the TIA, negligence and breach of fiduciary duty concerning the duty to avoid conflicts of interest; and (iii) with respect to the Indenture trusts, granting the motion to dismiss claims for negligence and breach of fiduciary duty concerning the duty of care. In November 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned Fixed Income Shares: Series M, et al. v. Citibank N.A., asserting claims relating to the PSA trusts. In February 2016, Citibank filed a motion to dismiss the state court complaint. In August 2016, plaintiffs filed an amended complaint in state court, and in September 2016, Citibank filed a motion to dismiss the amended complaint and plaintiffs filed in federal court a motion for class certification. In April 2017, Citibank filed a motion for summary judgment in the federal court action. In June 2017, the state court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning Citibank’s pre-Event of Default obligations; (ii) dismissing plaintiffs’ breach of contract claims concerning Citibank’s post-Event of Default obligations; (iii) sustaining plaintiffs’ implied covenant of good faith and fair dealing claim; (iv) dismissing plaintiffs’ claim for breach of fiduciary duty; and (v) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In July 2017, Citibank filed an appeal to the Appellate Division of the Supreme Court of New York, First Department, from the June 2017 decision denying, in part, its motion to dismiss. In January 2018, the First Department: (i) affirmed the trial court’s ruling upholding the breach of contract claim based on the trustee’s failure to give written notice of breaches of representations and warranties; and (ii) reversed the trial court’s order that sustained plaintiffs’ breach of contract and implied covenant of good faith and fair dealing claims concerning servicing violations. In March 2018, the federal court granted Citibank’s motion for summary judgment. In April 2018, plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals from the March 2018 decision granting summary judgment. In June 2019, the federal court action was dismissed with prejudice, and in September 2019, the state court action was also dismissed with prejudice. This matter is now closed.
PICA et al. v. Deutsche Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Deutsche Bank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Deutsche Bank Trust Company Americas, asserting claims relating to the PSA trusts. In May 2016, the Company, together with other institutional investors, filed an amended class action complaint in California State Superior Court. In July 2016, defendant filed a motion to dismiss the amended federal court complaint. In August 2016, defendant filed a demurrer and motion to strike the amended state court class action complaint. In October 2016, the court issued a decision regarding defendants’ motion to dismiss: (i) sustaining plaintiffs’ breach of contract claims concerning the trust at issue; (ii) dismissing plaintiffs’ tort claims for breach of fiduciary duty; and (iii) dismissing plaintiffs’ claims of breach of duty to avoid conflicts of interest. The court granted plaintiffs’ leave to file an amended complaint. In January 2017, the federal court issued a decision involving Deutsche Bank’s motion to dismiss: (i) granting the motion with respect to plaintiff’s conflicts of interest claims; and (ii) denying the motion with respect to plaintiffs’ representations-and-warranties claims, servicer-notification claims, event-of-default claims and TIA claims. In February 2017, the court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning the failure to remedy known servicing violations as to all sixty two trusts at issue; (ii) sustaining plaintiffs’ breach of contract claims concerning the failure to enforce seller representation and warranty claims as to forty one trusts, and dismissing such claims as to the remaining twenty one trusts; (iii) dismissing plaintiffs’ claim for breach of fiduciary duty; and (iv) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In January 2018, plaintiffs filed motions for class certification in the state and federal court actions. In May 2018, plaintiffs’ motion for class certification was denied in the state court action. In June 2018, plaintiffs filed a Notice of Appeal to the California Court of Appeal of the denial of their class certification motion. In December 2018, the California Court of Appeal entered the parties’ stipulation dismissing plaintiffs’ appeal of the class certification decision. In December 2018, the federal court action was dismissed with prejudice. In January 2019, the state court action was dismissed with prejudice. In January 2019, the state court action was dismissed with prejudice. This matter is now closed.
PICA et al. v. HSBC, et al.
In January 2015, defendants filed a motion to dismiss the amended complaint. In June 2015, the court granted in part, and denied in part, defendants’ motion to dismiss the complaint for failure to state a claim and granted leave to file an amended complaint. In July 2015, plaintiffs filed an amended complaint. In January 2017, plaintiffs filed a motion seeking class certification and appointing class representatives and class counsel. In February 2018, the court denied plaintiffs’ motion for class certification and plaintiffs filed a petition with the Second Circuit Court of Appeals seeking permission to appeal the class certification decision. In May 2018, the Second Circuit denied plaintiffs’ request for permission to appeal the denial of their class certification motion. In May 2019, the court dismissed the case with prejudice. This matter is now closed.
PICA et al. v. U.S. Bank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In May 2015, the court granted defendants’ motion to dismiss: (i) declining to exercise supplemental jurisdiction regarding claims involving the PSA trusts; and (ii) granting leave for plaintiffs to file an amended complaint asserting direct claims involving the Indenture trusts. In June 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. U.S. Bank Nat’l Ass’n, asserting claims relating to the PSA trusts. In July 2015, plaintiffs filed with the court an amended complaint asserting direct claims relating to the Indenture trusts. In August 2015, defendant filed a motion to dismiss the amended class action complaint in the federal court action. In September 2015, defendant filed a motion to dismiss the class action complaint in the state court action. In February 2016, the federal district court issued a decision involving U.S. Bank’s motion to dismiss: (i) upholding the breach of contract and TIA claims; and (ii) dismissing the breach of fiduciary duty and extra-contractual claims. In September 2016, the Company together with other institutional investor plaintiffs filed an amended complaint in state court. In October 2016, U.S. Bank filed a motion to dismiss the amended state court complaint. In November 2016, plaintiffs filed in federal court motions seeking class certification and appointing class representatives and class counsel. In January 2018, the state court issued a decision on U.S. Bank’s motion to dismiss the amended complaint: (i) upholding the representation and warranty breach of contract claims for all 770 trusts; (ii) upholding the breach of contract claims related to servicer violations for 77 trusts; and (iii) dismissing the breach of fiduciary duty, negligence, and implied covenant of good faith and fair dealing claims. In January 2018, the court denied plaintiffs’ motion for class certification in the federal court action. In February 2018, the federal court entered a stipulated order: (i) dismissing all claims involving three trusts with prejudice; (ii) with respect to twenty trusts, dismissing with prejudice the TIA claims for lack of standing, and the breach of contract claims without prejudice; and (iii) dismissing without prejudice the TIA and breach of contract claims concerning the four remaining trusts. In February 2018, U.S. Bank filed an appeal from the state court’s order concerning U.S. Bank’s motion to dismiss the amended complaint. In March 2018, plaintiffs filed a cross-appeal of the state court’s order concerning the motion to dismiss. In August 2018, plaintiffs filed a second class action complaint in New York state court against U.S. Bank, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, and breach of duty of care. In October 2018, the New York State Supreme Court, First Department, modified the lower court’s January 2018 order, by dismissing plaintiffs’ breach of contract claims for servicer violations involving 56 of 77 trusts, and otherwise affirmed the remainder of the lower court’s January 2018 order. In April 2019, a decision and order was issued dismissing plaintiffs’ state court action with prejudice. This matter is now closed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

PICA et al. v. Wells Fargo Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Wells Fargo’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims relating to the PSA trusts. In May 2016, defendant filed a motion to dismiss or to stay the state court action. In July 2016, defendant filed a motion to dismiss the amended complaint filed previously in federal court. In October 2016, the court dismissed the state court complaint. In December 2016, the Company, together with other institutional investors, filed a complaint in New York State Court, captioned BlackRock Core Bond Portfolio, et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims related to the PSA trusts. In March 2017, the federal court issued an order concerning defendant’s motion to dismiss as to the Indenture trusts: (i) sustaining plaintiffs’ breach of contract claims; plaintiffs’ claims for violations of the TIA; and plaintiffs’ claims for breach of the duty to avoid conflicts of interest; and (ii) dismissing plaintiffs’ claims for breach of fiduciary duty as duplicative of the sustained contract claims. In May 2017, Wells Fargo filed a third-party complaint for contribution against PGIM, Inc., alleging that, in the event the Prudential plaintiff Funds prevail on their claims for damages against Wells Fargo, PGIM must contribute to the award due to PGIM’s alleged breach of fiduciary duties owed to the Funds in managing the Funds’ RMBS investments. In June 2017, Wells Fargo filed a motion to dismiss the complaint in New York State Court. In October 2017, PGIM filed a motion to dismiss the third-party complaint filed by Wells Fargo seeking contribution. In January 2018, plaintiffs filed a motion for class certification in the federal court action. In November 2018, plaintiffs filed an amended complaint in New York state court against Wells Fargo, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, breach of duty of due care, and violation of the TIA. In May 2019, the state court entered an Order and Final Judgment approving the class action settlement and dis missing the case with prejudice, and the federal court action was dismissed with prejudice. This matter is now closed.
Regulatory Matters
Securities Lending and Foreign Tax Reclaim Matter
In 2016, PFI self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting PFI that limited the availability of loanable securities. PFI has removed the restriction and implemented a remediation plan for the benefit of customers. As part of PFI’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. PFI has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. In September 2019, PFI reached a settlement of these matters with the SEC. As part of the settlement PFI agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of PFI violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, PFI neither admitted nor denied the SEC’s findings.
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

15.    LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2019, future minimum lease payments under non-cancelable operating leases are estimated as follows:

Year	Minimum aggregate rental commitments
(in millions)

2020	$92
2021	82
2022	65
2023	48
2024	41
Total	$328

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2019, 2018 and 2017 was $78 million, $90 million and $79 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2019		2018
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$7	$7	$5	$5
Ordinary - Renewal Business	2,482	2,481	2,214	2,213
Group Life	276	276	323	323
Group Annuity	541	541	394	394
Total	$3,306	$3,305	$2,936	$2,935

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
Other disclosures
As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

The Company is subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee is allocated to individual health insurers based on the ratio of the amount of an entity’s net premiums written for health insurance for any U.S. health risk during the preceding calendar year to the aggregate amount of health insurance for any U.S. health risk that is written during the preceding calendar year. For the year ended December 31, 2019, the Company had health insurance premiums subject to the ACA assessment of $2 million. However, because net premiums written in 2019 were less than $25 million, no fee is required. As such, there is no expected impact to risk based capital.

The Company has, consistent with past practice, guaranteed that a minimum amount of $525 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2020, as declared by the Company’s Board of Directors.

During 2019, the Company incurred implementation costs for certain programs that are expected to result in margin improvements, including a charge related to PFI’s Voluntary Separation Program offered to certain eligible U.S.-based employees. The voluntary separation program excluded senior executives and employees in certain roles. The employment end dates for the employees that applied to participate in the program and whose applications were accepted by management are expected to occur between February and September of 2020.

In the fourth quarter of 2019, the Company increased reserves for Group Annuity contracts. The increase of $197 million was recorded in the Statement of Operations and Changes in Capital and Surplus through two lines, with $174 million recorded within “Other changes, net” and $23 million recorded within “Net change in separate accounts surplus.”

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2019		2018
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,325	68.7%	$2,054	71.0%
Stocks	793	23.4%	519	18.0%
Mortgage loans	—	0.0%	—	0.0%
Real estate	—	0.0%	—	0.0%
Cash and short-term investments	222	6.6%	275	9.5%
Derivatives	4	0.1%	2	0.1%
Other invested assets	39	1.2%	40	1.4%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$96	$—	$—	$96	1.0%
At book value less current surrender charge of 5% or more (1)	120	—	—	120	1.2%
At fair value	—	—	1,933	1,933	19.7%
Total with market value adjustment or at fair value	216	—	1,933	2,149	21.9%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,455	—	—	2,455	25.0%
Not subject to discretionary withdrawal	5,203	—	—	5,203	53.1%
Total (Gross: Direct + Assumed)	7,874	—	1,933	9,807	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,873	$—	$1,933	$9,806
Amount included in (1) above that will move to (2) in the year after the statement date	$2	$—	$—	2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$6,815	$1,748	$—	$8,563	7.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,052	31,573	32,625	26.8%
Total with market value adjustment or at fair value	6,815	2,800	31,573	41,188	33.8%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,818	10	—	1,828	1.5%
Not subject to discretionary withdrawal	25,415	53,417	—	78,832	64.7%
Total (Gross: Direct + Assumed)	34,048	56,227	31,573	121,848	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$34,048	$56,227	$31,573	$121,848
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,107	—	6,676	9,783	34.6%
Total with market value adjustment or at fair value	3,107	—	6,676	9,783	34.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,232	—	—	7,232	25.6%
Not subject to discretionary withdrawal	11,281	—	—	11,281	39.8%
Total (Gross: Direct + Assumed)	21,620	—	6,676	28,296	100.0%
Reinsurance ceded	4,899	—	—	4,899
Total (Net)	$16,721	$—	$6,676	$23,397
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$58,642	$—	$—	$58,642
Separate Accounts Annual Statement	—	56,227	40,182	96,409
Total annuity actuarial reserves and deposit liabilities	$58,642	$56,227	$40,182	$155,051

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$100	$—	$—	$100	1.1%
At book value less current surrender charge of 5% or more (1)	151	—	—	151	1.6%
At fair value	—	—	1,766	1,766	18.6%
Total with market value adjustment or at fair value	251	—	1,766	2,017	21.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,570	—	—	2,570	27.1%
Not subject to discretionary withdrawal	4,911	—	—	4,911	51.6%
Total (Gross: Direct + Assumed)	7,732	—	1,766	9,498	100.0%
Reinsurance ceded	2	—	—	2
Total (Net)	$7,730	$—	$1,766	$9,496
Amount included in (1) above that will move to (2) in the year after the statement date	$17	$—	$—	$17

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$6,757	$44	$—	$6,801	5.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	808	32,912	33,720	28.4%
Total with market value adjustment or at fair value	6,757	852	32,912	40,521	34.1%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,811	10	—	1,821	1.5%
Not subject to discretionary withdrawal	24,991	51,608	—	76,599	64.4%
Total (Gross: Direct + Assumed)	33,559	52,470	32,912	118,941	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$33,559	$52,470	$32,912	$118,941
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,037	—	6,420	9,457	33.6%
Total with market value adjustment or at fair value	3,037	—	6,420	9,457	33.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,493	—	—	7,493	26.6%
Not subject to discretionary withdrawal	11,175	—	—	11,175	39.8%
Total (Gross: Direct + Assumed)	21,705	—	6,420	28,125	100.0%
Reinsurance ceded	4,986	—	—	4,986
Total (Net)	$16,719	$—	$6,420	$23,139
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

*Prior period presentation has been updated to conform to current period presentation.

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$58,008	$—	$—	$58,008
Separate Accounts Annual Statement	—	52,470	41,098	93,568
Total annuity actuarial reserves and deposit liabilities	$58,008	$52,470	$41,098	$151,576

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	2019
	General Account			Separate Account - Guaranteed & Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$75	$97	$131	$—	$—	$—
Universal Life	2,446	2,531	2,708	—	—	—
Universal Life with Secondary Guarantees	4,922	4,117	12,203	—	—	—
Indexed Universal Life	393	347	446	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	39	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	1,759	1,906	2,195	10,773	10,772	10,773
Variable Universal Life	1,474	1,461	1,727	25,446	25,446	25,446
Miscellaneous Reserves	—	66,576	67,770	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			4,325			—
Accidental Death Benefits			556			—
Disability - Active Lives			201			—
Disability - Disabled Lives			539			—
Miscellaneous Reserves			792			—
Total (Gross: Direct + Assumed)	11,069	77,035	93,632	36,219	36,218	36,219
Reinsurance Ceded	4,824	49,120	60,503	—	—	—
Total (Net)	$6,245	$27,915	$33,129	$36,219	$36,218	$36,219

	2019
	General Account	Separate Account - Guaranteed & Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$33,129	$—	$33,129
Separate Accounts Annual Statement	—	36,219	36,219
Total life actuarial reserves	$33,129	$36,219	$69,348

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2019 and 2018, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, single name credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.
Separate account assets at fair value -Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

(1)	The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)		Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$—	$—	$23	$—		$23

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	722	—	—		722

Preferred stock:
Industrial and Misc	—	—	2	—		2

Common stock:
Industrial and Misc	48	30	143	—		221

Derivative assets: (b)
Currency swaps	—	80	—	—		80
Interest rate swaps	—	2,505	—	—		2,505
Total return swaps	—	24	—	—		24
Options	—	30	19	—		49
Forwards	—	5	—	—		5
Currency forwards	—	—	—	—		—

Total Derivative assets	—	2,644	19	—		2,663

Separate account assets (a)	9,389	67,932	980	22,515		100,816

Total assets at fair value	$9,437	$71,328	$1,167	$22,515		$104,447

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$21	$—	$—		$21
Interest rate swaps	—	1,040	—	—		1,040
Total return swaps	—	90	—	—		90
Options	—	14	—	—		14
Credit default swaps	—	—	—	—	0	—
Currency forwards	—	26	—	—		26

Total Derivative liabilities	—	1,191	—	—		1,191

Total liabilities at fair value	$—	$1,191	$—	$—		$1,191

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$—	$—	$16	$—	$16

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	556	—	—	556

Preferred stock:
Industrial and Misc	—	—	3	—	3

Common stock:
Industrial and Misc	59	41	160	—	260

Derivative assets: (b)
Currency swaps	—	74	—	—	74
Interest rate swaps	—	1,710	—	—	1,710
Total return swaps	—	58	—	—	58
Options	—	14	20	—	34
Forwards	—	—	—	—	—
Currency forwards	—	12	—	—	12

Total Derivative assets	—	1,868	20	—	1,888

Separate account assets (a)	9,743	59,937	879	24,006	94,565

Total assets at fair value	$9,802	$62,402	$1,078	$24,006	$97,288

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$64	$—	$—	$64
Interest rate swaps	—	673	—	—	673
Total return swaps	—	1	—	—	1
Options	—	1	—	—	1
Credit default swaps	—	1	—	—	1
Currency forwards	—	1	—	—	1

Total Derivative liabilities	—	741	—	—	741

Total liabilities at fair value	$—	$741	$—	$—	$741

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

b.	Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)    The tables below provide the following data as of December 31, 2019 and 2018:

a.	Summary of the changes in fair value of Level 3 assets and liabilities.

b.	The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2019	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2019

	(in millions)
Bonds:
Industrial and Misc	$16	$18	$(8)	$1	$(2)	$—	$—	$—	$(2)	$23
Preferred stock:
Industrial and Misc	3	10	(10)	(2)	1	—	—	—	—	2
Common stock:
Industrial and Misc	160	—	—	5	(2)	2	—	(22)	—	143
Derivatives	20	—	—	—	—	—	—	(1)	—	19
Separate account assets (a)	879	55	(71)	8	148	97	—	(12)	(124)	980
Total Assets	$1,078	$83	$(89)	$12	$145	$99	$—	$(35)	$(126)	$1,167

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2018	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2018

	(in millions)
Bonds:
Industrial and Misc	$4	$34	$(7)	$(8)	$(6)	$1	$—	$—	$(2)	$16
Preferred stock:
Industrial and Misc	4	5	(2)	(1)	(3)	—	—	—	—	3
Common stock:
Industrial and Misc	56	—	(9)	(2)	6	137	—	(28)	—	160
Derivatives	22	—	—	—	—	—	—	(2)	—	20
Separate account assets (a)	26,329	110	(25,565)	(5)	(50)	201	—	(21)	(120)	879
Total Assets	$26,415	$149	$(25,583)	$(16)	$(53)	$339	—	$(51)	$(122)	$1,078

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were ($1) million and $3 million as of December 31, 2019 and 2018, respectively.
Unrealized gains for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $139 million and $65 million as of December 31, 2019 and 2018, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2019.

(3)	The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2019:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$98,580	$90,272	$—	$96,052	$2,528	$—	$—
Unaffiliated preferred stock	114	100	—	82	32	—	—
Unaffiliated common stock	221	221	48	30	143	—	—
Mortgage loans	22,147	21,429	—	—	22,147	—	—
Real estate	804	532	—	—	804	—	—
Contract loans	2,943	2,943	—	—	2,943	—	—
Cash and short-term investments	5,827	5,827	1,415	4,205	207	—	—
Derivative financial instruments	3,792	3,455	—	3,773	19	—	—
Other invested assets	80	58	—	80	—	—	—
Separate accounts	149,236	146,278	9,502	106,864	10,355	22,515	—
Liabilities:
Deposit-type contracts	$16,897	$16,721	$—	$12,444	$4,453	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	6,812	6,812	—	6,812	—	—	—
Cash collateral held for loaned securities	2,797	2,797	—	2,797	—	—	—
Derivative financial instruments	1,478	1,329	21	1,457	—	—	—
Separate account liabilities-investment contracts	97,462	97,574	—	28,681	68,781	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2018:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$86,850	$84,868	$—	$84,231	$2,619	$—	$—
Unaffiliated preferred stock	110	99	—	79	31	—	—
Unaffiliated common stock	260	260	59	41	160	—	—
Mortgage loans	19,204	19,140	—	—	19,204	—	—
Real estate	901	531	—	—	901	—	—
Contract loans	2,903	2,903	—	—	2,903	—	—
Cash and short-term investments	3,744	3,744	208	3,399	137	—	—
Derivative financial instruments	2,772	2,873	12	2,740	20	—	—
Other invested assets	74	58	—	74	—	—	—
Separate accounts	137,162	137,672	9,756	94,901	8,499	24,006	—
Liabilities:
Deposit-type contracts	$16,652	$16,718	$—	$11,888	$4,764	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	6,908	6,908	—	6,908	—	—	—
Cash collateral held for loaned securities	2,463	2,463	—	2,463	—	—	—
Derivative financial instruments	1,007	866	—	1,007	—	—	—
Separate account liabilities-investment contracts	95,238	95,398	—	28,928	66,310	—	—

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Notes payable and other borrowing - The fair value of debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2019			December 31, 2018
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

(in millions)
US treasury and obligation of US governments	$—	$—	$—	$—	$—	$—
Corporate securities	23	—	23	16	—	16
Asset-backed securities	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	—	—
Equity securities	144	1	145	146	17	163

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2019
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$23	Discounted Cash Flow	Discount Rate	5%-15%

Equity Securities	$141	Cost
		Market Comparables	EBITDA multiples
		Net Asset Value	Share Price

	December 31, 2018
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$13	Discounted Cash Flow	Discount Rate	7%-20%

Corporate Securities	$3	Liquidation Analysis	Orderly Liquidation Value	43%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2019, 2018 and 2017 were $168 million, $311 million and $326 million, respectively.

22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,471 million, $1,409 million and $1,436 million for the years ended December 31, 2019, 2018 and 2017, respectively. This represented 58%, 46% and 39% of the total net premiums written for group life for the years ended December 31, 2019, 2018 and 2017, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $133 million, $89 million and $100 million for the years ended December 31, 2019, 2018 and 2017, respectively. This represented 10%, 7% and 9% of the total net premiums written for group accident and health for the years ended December 31, 2019, 2018 and 2017, respectively.
23.    PARTICIPATING POLICIES
For the period ended December 31, 2019, 2018 and 2017, premiums under individual and group accident and health participating policies were $3 million, $4 million and $4 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2019, 2018 and 2017.
For the period ended December 31, 2019, 2018 and 2017, premiums under individual life participating policies were $10 million, $10 million and $11 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of ($167) million, ($11) million and ($181) million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2019, 2018 and 2017, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2019 and 2018. Approximately 39% at December 31, 2019 and 2018 of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2019 and 2018, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.
For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2019 and 2018, the Company had $3.0 billion and $3.3 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for assumed dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 27% and 25% of the reserves at December 31, 2019 and 2018, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2005 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 75% and 77% of the individual annuity reserves at December 31, 2019 and 2018, respectively. The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the appropriate single premium immediate annuity rates. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.
Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract. A statutory basis change was filed in 2019 for a single longevity reinsurance contract. See below for additional information related to the change in valuation basis.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.75% to 6.75% as of December 31, 2019 and from 2.75% to 6.75% as of December 31, 2018. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2019 and 2018, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. There is no statutory basis change in 2019. A statutory basis change was filed in 2018 to increase the morbidity assumption margin. See below for additional information related to the change in valuation basis. The assumptions for 2019 and 2018 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates are ranged from 3.5% to 4.5% as of December 31, 2019 and 2018, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. There is no statutory basis change in 2019. A statutory basis change was filed in 2018 to increase the morbidity assumption margin. The assumptions for 2019 and 2018 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates are ranged from 3.5% to 5.5% as of December 31, 2019 and 2018, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2017 Milliman Long Term Care Guidelines with modification of company experience for 2019 and 2018. Interest rates are ranged from 3.5% to 4.5% as of December 31, 2019 and 2018, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table and interest rates ranging from 3.5% to 5.5% as of December 31, 2019 and 2018. For Disable Life Reserve, MetLife Termination Experience is used and the interest rates of 3.5% as of December 31, 2019 and 2018.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior and using the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 and after as of December 31, 2019 and 2018.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2019 and 2018.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $2,080 million and $1,545 million at December 31, 2019 and 2018, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The international insurance business released $185 million of reserves in 2019 after receiving approval from the NJDOBI for a statutory basis change. The basis change reflected a change to the 1952 Disability Incidence table used to calculate Active Life Disability Waiver of Premium (“WP”) reserves. All policies reinsured from Prudential of Japan and Prudential Gibraltar Financial Life into PICA have the WP rider and reflect the updated basis change. Of the total $185 million reserves, $45 million is attributed to Active Life WP and $140 million is attributed to a reduction in Deficiency reserves. Due to the law not prescribing incidence rates after age 64, the original polynomial extrapolation approach was replaced with a constant flat incidence rate for ages 64 and above to better align with Japanese experience.
As of December 31, 2019, the change in reserves due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, for ordinary life insurance and group annuity reserves, was a decrease of $185 million which was due to the following:

Valuation Basis		Ordinary Life Insurance	Group Annuities	Total

Change From	Change To	(in millions)
1952 Disability Table with Polynomial Extrapolation of Incidence Rates post-age 64	1952 Disability Table with Flat Incidence Rates post-age 64	$(185)	$—	$(185)
S1PxA CMI 2013 3.50%	S2PxA CMI 2017 3.00%	—	—	—
	Total	$(185)	$—	$(185)
As of December 31, 2018, the change in reserves due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, for long-term care reserves, was an increase of $877 million which was due to the following:

Valuation Basis		Long-Term Care	Total

Change From	Change To	(in millions)
Morbidity assumption margin of 15%	Morbidity assumption margin of 34%	$877	$877
	Total	$877	$877

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

25.    SEPARATE ACCOUNTS

25A.
The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $146 billion and $137 billion as of December 31, 2019 and 2018, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets*		Separate Account Assets (Not Legally Insulated)
	2019	2018	2019	2018
	(in millions)
Group Annuity Contracts - Not reclassed to the General Account**	$51,685	$52,310	$25	$17
Group Annuity Contracts - Reclassed to the General Account for GAAP	45,889	43,089	326	208
Group Variable Universal Life	137	116	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	35,082	30,630	8	7
Registered Group Flexible Premium Variable Life Insurance Contract	6	6	1	1
Variable Life	10,983	9,350	22	18
Variable Annuity	2,109	1,914	5	6
Total	$145,891	$137,415	$387	$257

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

**Prior period amounts have been reclassified to conform to current period presentation.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2019 and 2018, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $2.4 billion and $2.9 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $21 million, $26 million and $25 million as of December 31, 2019, 2018 and 2017, respectively.

The Company’s General Account has paid $24 million, $23 million and $31 million towards Separate Account guarantees for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2019 and 2018, the market value of loaned securities within the Separate Accounts was $2.7 billion and $3.0 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2019
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
		(in millions)
Premiums, considerations or deposits for period ended 12/31/2019	$4,209	$1,498	$9,050	$14,757
Reserves as of 12/31/2019
For accounts with assets at:
Market Value	$12,645	$—	$74,459	$87,104
Amortized Cost	22,448	23,076	—	45,524
Total Reserves	$35,093	$23,076	$74,459	$132,628

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$3,134	$41	$—	$3,175
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,578	—	74,459	76,037
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	4,722	41	74,459	79,222
Not subject to discretionary withdrawal	30,371	23,035	—	53,406
Total	$35,093	$23,076	$74,459	$132,628

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2018
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
		(in millions)
Premiums, considerations or deposits for period ended 12/31/2018	$4,359	$3,971	$7,687	$16,017
Reserves as of 12/31/2018
For accounts with assets at:
Market Value	$12,047	$—	$71,800	$83,847
Amortized Cost	16,904	25,380	—	42,284
Total Reserves	$28,951	$25,380	$71,800	$126,131

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$1,362	$43	$—	$1,405
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,308	—	71,800	73,108
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	2,680	43	71,800	74,523
Not subject to discretionary withdrawal	26,271	25,337	—	51,608
Total	$28,951	$25,380	$71,800	$126,131

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2019	2018	2017
	(in millions)
Transfers to Separate Accounts	$14,229	$15,811	$11,190
Transfers from Separate Accounts	18,809	15,639	13,522
Net transfers to (from) Separate Accounts	$(4,580)	$172	$(2,332)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Investment Income Earned:
U.S. Government Bonds	$224
Other bonds (unaffiliated)	3,425
Bonds of affiliates	111
Preferred stocks (unaffiliated)	5
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	2
Common stocks of affiliates	435
Mortgages loans	897
Real estate	168
Premium notes, policy loans and liens	147
Cash, cash equivalents and short-term investments	115
Derivative instruments	286
Other invested assets	259
Aggregate write-ins for investment income	11
Gross investment income	$6,085

Real Estate Owned - Book Value less Encumbrances	$532

Mortgage Loans - Book Value:
Agricultural mortgages	$1,667
Residential mortgages	—
Commercial mortgages	19,762
Total mortgage loans	$21,429

Mortgage Loans by Standing - Book Value:
Good standing	$21,417
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	12
Foreclosure in process	—
Total mortgage loans	$21,429

Other Long Term Assets - Statement Value	$6,569

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,689
Preferred stocks	$—
Common stocks	$7,131

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$11,964
Over 1 year through 5 years	28,314
Over 5 years through 10 years	18,811
Over 10 years through 20 years	13,880
Over 20 years	21,783
Total by Maturity	$94,752

Bonds by NAIC Designation - Statement Value:
NAIC 1	$63,479
NAIC 2	26,391
NAIC 3	2,779
NAIC 4	1,604
NAIC 5	462
NAIC 6	37
Total by NAIC Designation	$94,752

Total Bonds Publicly Traded	$66,689
Total Bonds Privately Placed	$28,063

Preferred Stocks - Statement Value	$101
Common Stocks - Market Value	$7,352
Short-Term Investments - Book Value	$865
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written and In Force - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$2,126
Futures Contracts Open - Current Value	$—
Cash on Deposit	$391

Life Insurance in Force:
Industrial	$2,074
Ordinary	$1,309,275
Credit Life	$—
Group Life	$1,944,256

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$34,618

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,998
Ordinary	$48,165
Credit Life	$—
Group Life	$432,523

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$3,246
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,920
Income Payable	$69
Group - Involving Life Contingencies Income Payable	$14

Annuities:
Ordinary
Immediate - Amount of Income Payable	$281
Deferred - Fully Paid Account Balance	$21,990
Deferred - Not Fully Paid Account Balance	$245

Group
Amount of Income Payable	$1,215
Fully Paid Account Balance	$8,846
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Group	$1,406
Credit	$—
Other	$236

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,472
Dividend Accumulations - Account Balance	$82

Claim Payments 2019:
Group Accident and Health
2019	$266
2018	$470
2017	$506
Other Accident & Health
2019	$10
2018	$33
2017	$62
Other Coverages that use developmental methods to calculate claims reserves
2019	$—
2018	$—
2017	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Total admitted assets as reported in the Company’s Annual Statement:	$146,040

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Common Stock - Pruco Life Insurance Company	$1,665	1.1%
Long Term Bonds/Preferred Stock/Common Stock - Prudential Realty Secs	$1,589	1.1%
Joint Venture - Ironbound Fund LLC	$1,414	1.0%
Common Stock - Prudential Retirement Insurance and Annuity Company	$1,178	0.8%
Short-term/ Cash equivalents - Dryden Core Fund MM SER MMMF	$722	0.5%
Long Term Bonds - Prudential Annuities Life Assurance Corporation	$654	0.4%
Long Term Bonds - WF-RBS Commercial Mortgage Tru	$641	0.4%
Long Term Bonds - Wells Fargo Commercial Mortgage	$456	0.3%
Long Term Bonds - Citigroup Commercial Mortgage	$444	0.3%
Joint Venture - Prudential Impact Investments Private Equity LLC	$439	0.3%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$63,479	43.5%	P/RP-1	$79	0.1%
NAIC-2	$26,391	18.1%	P/RP-2	$—	0.0%
NAIC-3	$2,779	1.9%	P/RP-3	$—	0.0%
NAIC-4	$1,604	1.1%	P/RP-4	$—	0.0%
NAIC-5	$462	0.3%	P/RP-5	$12	0.0%
NAIC-6	$37	0.0%	P/RP-6	$10	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$24,805	17.0%
Foreign-currency-denominated investments	$7,970	5.5%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$21,184	14.5%
Countries rated NAIC-2	$3,237	2.2%
Countries rated NAIC-3 or below	$385	0.3%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: Cayman Islands	$5,929	4.1%
Country: United Kingdom	$4,136	2.8%

Countries rated NAIC- 2:
Country: Mexico	$1,039	0.7%
Country: Italy	$973	0.7%

Countries rated NAIC-3 or below:
Country: Britain Virgin Islands	$200	0.1%
Country: Costa Rica	$76	0.1%

Aggregate unhedged foreign currency exposure:	$525	0.4%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$511	0.4%
Countries rated NAIC-2	$13	0.0%
Countries rated NAIC-3 or below	$—	0.0%

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$268	0.2%
Country 2: Chile	$203	0.1%

Countries rated NAIC-2:
Country 1: Italy	$13	0.0%
Country 2:	$—	0.0%

Countries rated NAIC-3 or below:
Country 1:	$—	0.0%
Country 2:	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The ten largest non-sovereign (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - OCH ZIFF LOAN MGMT FUNDING LTD CLO	$339	0.2%
NAIC - 1 - SHELL INTERNATIONAL FINANCE BV	$274	0.2%
NAIC - 1 - KVK CLO LTD	$233	0.2%
NAIC - 1 - TRINITAS CLO LTD	$225	0.2%
NAIC - 1 - Prudential Chile II Spa	$203	0.1%
NAIC - 2,5 - Nterhoerbiger Finanz AG	$194	0.1%
NAIC - 1 - NIPPON LIFE INS	$191	0.1%
NAIC - 1 - NORDEA BANK AB	$187	0.1%
NAIC - 1 - SOUND POINT CLO I LTD	$185	0.1%
NAIC - 1 - SIEMENS FINANCIERINGSMAATSCHAP	$173	0.1%

Aggregate Canadian investment exposure:

Total admitted assets held in Canadian investments	$—	0.0%
Canadian-currency-denominated investments	$—	0.0%
Canadian-denominated insurance liabilities	$—	0.0%
Unhedged Canadian currency exposure	$—	0.0%

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

Colico Inc	$2,088	1.4%
PRUCO Life Insurance Company	$1,665	1.1%
Ironbound Fund LLC	$1,414	1.0%
Prudential Retirement Insurance and Annuity Company	$1,178	0.8%
Orchard Street Acres Inc.	$773	0.5%
Prudential Realty Secs	$567	0.4%
Colico II Inc	$518	0.4%
Prudential Impact Investments Private Equity LLC	$439	0.3%
Prudential Capital Partners V, L.P.	$253	0.2%
Prudential Legacy Insurance Company of New Jersey	$252	0.2%

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

COMM / C.J. SEGERSTROM & SONS	$226	0.2%
COMM / Arcis Equity Partners, LLC	$196	0.1%
COMM / DRA Advisors, Inc.	$180	0.1%
COMM / Oxford Properties Group - 57747	$172	0.1%
COMM / Morgan Properties	$167	0.1%
COMM / Boston Properties	$165	0.1%
COMM / The Blackstone Group	$161	0.1%
COMM / Simon Property Group	$152	0.1%
COMM / Oxford Properties Group - 57744	$151	0.1%
COMM / Corporate Properties of the Americas	$148	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$33	0.0%
Mortgage loans over 90 days past due	$12	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$32	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$52	0.0%	$—	0.0%
71% to 80%	$—	0.0%	$2,830	1.9%	$—	0.0%
Below 70%	$—	0.0%	$16,848	11.5%	$1,667	1.1%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$2,797	1.9%	$2,540	$2,675	$2,930
Repurchase agreements	$5,725	3.9%	$6,060	$5,766	$5,296
Reverse repurchase agreements	$13	0.0%	$13	$13	$13
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$49	0.0%	$(14)	0.0%
Income Generations	—	0.0%	—	0.0%
Other	—	0.0%	—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$871	0.6%	$799	$843	$850
Income Generation	$—	0.0%	$—	$—	$—
Replications	$987	0.7%	$1,029	$2,942	$749
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$104	0.1%	$93	$87	$117
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$6,748	4.9%	$6,748	4.9%
All other governments	4,024	2.9%	4,024	2.9%
U.S. states, territories and possessions, etc. guaranteed	329	0.2%	329	0.2%
U.S. political subdivisions of states, territories, and possessions, guaranteed	465	0.3%	465	0.3%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	6,366	4.6%	6,366	4.6%
Industrial and miscellaneous	68,683	49.5%	68,683	49.5%
Hybrid securities	307	0.2%	307	0.2%
Parent, subsidiaries and affiliates	2,689	1.9%	2,689	1.9%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	661	0.5%	661	0.5%
Total long-term bonds	$90,272	65.0%	$90,272	65.0%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$101	0.1%	$101	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$101	0.1%	$101	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$221	0.2%	$221	0.2%
Industrial and miscellaneous Other (Unaffiliated)	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Other	7,131	5.1%	7,131	5.1%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$7,352	5.3%	$7,352	5.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$1,667	1.2%	$1,667	1.2%
Residential properties	—	0.0%	—	0.0%
Commercial loans	19,700	14.2%	19,700	14.2%
Mezzanine real estate loans	62	0.1%	62	0.1%
Total mortgage loans	$21,429	15.5%	$21,429	15.5%

Real estate investments:
Property occupied by company	274	0.2%	274	0.2%
Property held for production of income	258	0.2%	258	0.2%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$532	0.4%	$532	0.4%

Cash, cash equivalents and short-term investments:
Cash	391	0.3%	391	0.3%
Cash equivalents	4,571	3.3%	4,571	3.3%
Short-term investments	865	0.6%	865	0.6%
Total cash, cash equivalents and short-term investments	$5,827	4.2%	$5,827	4.2%

Policy Loans	2,943	2.1%	2,943	2.1%
Other invested assets	6,652	4.8%	6,652	4.8%
Derivatives	3,455	2.5%	3,455	2.5%
Receivables for securities	82	0.1%	82	0.1%
Securities Lending	—	0.0%	—	0.0%
Total Invested Assets	$138,645	100.0%	$138,645	100.0%

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”). Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are presumed to be material to the 2019 financial statements and are material to the 2018 and 2017 financial statements.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 for the three years then ended, in accordance with the accounting practices prescribed or permitted by the Department described in Note 1.

Emphasis of Matters

As discussed in Note 10 to the financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliated entities, all related parties.

As discussed in Note 24 to the financial statements, the Company changed the valuation basis for disability waiver of premium reserves related to policies written in Japan in 2019 and the valuation basis for long-term care insurance policies in 2018.

Our opinion is not modified with respect to these matters.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental Annual Statement Schedule 1 - Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, and Summary Investment Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2020